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                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. 1)



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
      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by
                 Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                                                  TEKGRAF, INC.
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Payment of Filing Fee (Check the appropriate box):


/ /  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         NA
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     (2) Aggregate number of securities to which transaction applies:
         NA
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         NA
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         $7,905,000
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     (5) Total fee paid:
         $1,581
         -----------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was
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     (1) Amount Previously Paid:
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980 Corporate Woods Parkway
Vernon Hills, Illinois 60061
Telephone: (847) 913-5888

TO OUR SHAREHOLDERS:

    This letter affords me the opportunity to extend a cordial invitation to all
our shareholders to attend a special meeting of shareholders on             ,
2001. At this meeting you will be voting on a proposal to sell our Channels Business and its assets to SCB Acquisitions, LLC, a newly formed South Carolina limited liability company led by Scott C. Barker, our current Vice President, Sales and a proposal to change our name to Centiv, Inc.

    The board of directors of Tekgraf has unanimously adopted and approved the asset purchase agreement and the name change as in the best interests of Tekgraf and its shareholders and recommends that you vote "For" approval of the sale of the Channels Business and the change of our name.

    Enclosed you will find the Notice of our Special Meeting, together with a proxy statement and a proxy card. The proxy statement describes the matters to be considered at the meeting. If you are unable to attend the meeting in person, please complete and return the enclosed proxy so that your shares are represented and voted. We would appreciate your prompt attention to this matter.

                                          Very truly yours,

                                          WILLIAM M. RYCHEL
                                          PRESIDENT AND
                                          CHIEF EXECUTIVE OFFICER
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                                 TEKGRAF, INC.
                               EXECUTIVE OFFICES:
                          980 CORPORATE WOODS PARKWAY
                          VERNON HILLS, ILLINOIS 60061

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           ,             , 2001 - 9:30 A.M.

    You are hereby notified that a special meeting of shareholders of
Tekgraf, Inc. will be held on             ,               , 2001 at 9:30 A.M. at
10 Marriott Drive, Lincolnshire, Illinois 60069 to consider and act upon the following matters:

1. The approval of the sale from us to SCB Acquisitions of substantially all of the operating assets of our Channels Business in exchange for a purchase price of $7,905,000 in cash, subject to post-closing adjustments, and the assumption by SCB Acquisitions of some of the liabilities associated with our Channels Business and in connection with that sale the change of our corporate name to Centiv, Inc.

2. To transact any other business that may properly come before the meeting or any adjournment of the special meeting.

    If you are unable to attend the meeting personally, please be sure to date, sign and return the enclosed proxy card in the envelope provided.

    Only shareholders of record on the books of Tekgraf at the close of business
on             , 2001, are entitled to notice of and to vote at the meeting.

    THE BOARD OF DIRECTORS OF TEKGRAF HAS UNANIMOUSLY ADOPTED AND APPROVED THE SALE OF THE CHANNELS BUSINESS AS IN THE BEST INTERESTS OF TEKGRAF AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE CHANNELS BUSINESS TRANSACTION INCLUDING THE CHANGE OF OUR CORPORATE NAME.

    The asset purchase agreement is explained in the accompanying proxy statement, which you are urged to read carefully. A copy of the asset purchase agreement is attached as Appendix A to the proxy statement.

    Your vote is very important to us. Whether or not you plan to attend the special meeting, please act promptly to vote your shares on the proposal described above. You may vote your shares by marking, signing and dating the enclosed proxy form and returning it in the return envelope provided, which requires no postage if mailed in the United States. If you attend the special meeting, you may vote your shares in person, even if you have previously submitted a proxy in writing.

                                          By Order of the Board of Directors,

                                          William M. Rychel
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated:               , 2001
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                               TABLE OF CONTENTS


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CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING
  STATEMENTS................................................  1

SUMMARY TERM SHEET..........................................  1

QUESTIONS AND ANSWERS ABOUT THE CHANNELS BUSINESS
  TRANSACTION...............................................  6

THE SPECIAL MEETING, VOTING PROCEDURES AND GENERAL
  INFORMATION...............................................  8

RISK FACTORS................................................  10

OWNERSHIP OF TEKGRAF, INC. COMMON STOCK.....................  12

INFORMATION ABOUT TEKGRAF'S BUSINESS........................  13

  Overview/History..........................................  13

  Strategy..................................................  14

  Tekgraf's Divisions and Products..........................  14

  Legal Proceedings.........................................  19

MARKET PRICE OF TEKGRAF'S COMMON STOCK AND RELATED SECURITY
  HOLDER MATTERS............................................  20

  NASDAQ SmallCap Market....................................  21

  Delisting from the NASDAQ SmallCap Market for Warrants....  21

  Class B Common Stock......................................  22

  Holders...................................................  22

  Dividends.................................................  22

THE CHANNELS BUSINESS TRANSACTION PROPOSAL..................  23

  Board of Directors Recommendation.........................  23

  Reasons for the Channels Business Transaction.............  23

  Summary of the Channels Business Transaction..............  23

  Background of the Channels Business Transaction...........  24

  Mesirow Opinion...........................................  25

  Appraisal Rights..........................................  26

  Accounting Treatment of the Channels Business
    Transaction.............................................  27

  Material Federal Income Tax Consequences of the Channels
    Business Transaction....................................  27

  Regulatory Approvals......................................  27

  Interests of Certain Persons in Matters to be Acted
    Upon....................................................  28

TERMS OF THE CHANNELS BUSINESS TRANSACTION AND THE ASSET
  PURCHASE AGREEMENT........................................  29

  The Asset Purchase Agreement..............................  29

  Payment of Bank Indebtedness and Release of Security
    Interests...............................................  29

  Adjustments to Purchase Price.............................  29

  Assumption of Certain Obligations and Liabilities.........  29

  Closing...................................................  29

  Representations and Warranties............................  30
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  Conduct of Business Pending Closing of the Sale...........  30

  Indemnification...........................................  31

  Employees.................................................  31

  Non-Compete...............................................  31

  Conditions to Closing.....................................  31

  Termination...............................................  32

  The Buyer.................................................  33

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET
  RISK......................................................  34

SHAREHOLDERS' PROPOSALS FOR 2002 ANNUAL MEETING.............  34

SELECTED HISTORICAL FINANCIAL INFORMATION...................  34

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS
  AND RESULTS OF OPERATIONS.................................  37

  Overview..................................................  37

  Results of Operations.....................................  37

  Liquidity and Capital Resources...........................  41

UNAUDITED FINANCIAL STATEMENTS OF CHANNELS BUSINESS.........  43

SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION..........  45

CONSOLIDATED FINANCIAL STATEMENTS OF TEKGRAF, INC...........  F-1

CONSOLIDATED INTERIM FINANCIAL STATEMENTS OF TEKGRAF,
  INC.......................................................  F-26
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                                       ii
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                        CAUTIONARY STATEMENT CONCERNING
                           FORWARD-LOOKING STATEMENTS

    This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, cash flows, financing plans, business strategies, capital and other expenditures, growth opportunities and plans and objectives of management. Forward-looking statements include, without limitation, statements containing the words "estimates," "projects," "anticipates," "believes," "expects," "intends," "future," "objective," "possible," and similar expressions. Such forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Important factors that could cause actual results to differ materially include: closing adjustments may reduce the amount of net proceeds available to us which, in turn, may result in a lower amount available to reduce our indebtedness; the purchaser's ability to obtain financing on favorable terms; actions of customers and competitors; our ability to obtain future financing on favorable terms; and other risks and contingencies described in the section entitled "RISK FACTORS and the other risk factors included in Tekgraf's Form 10-K." These statements appear in a number of places in this report and include all statements that are not historical facts. Some of the forward-looking statements relate to the intent, belief or expectations of Tekgraf and its management regarding Tekgraf's strategies and plans for operations and growth. Other forward-looking statements relate to trends affecting Tekgraf's financial condition and results of operations, and Tekgraf's anticipated capital needs and expenditures. Investors are cautioned that such forward-looking statements are not guarantees of future performance and involve risks and uncertainties.

                               SUMMARY TERM SHEET

    This summary highlights selected information in this proxy statement and may not contain all of the information that is important to you. You should carefully read this entire proxy statement and the other documents we refer you to for a more complete understanding of the matters being considered at the special meeting.

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Time, Place and Date of the Special Meeting    The special meeting will be held at
(page 10)                                      9:30 A.M., Chicago, Illinois time on
                                                           , 2001 at 10 Marriott Drive,
                                               Lincolnshire, Illinois 60069.

Purpose of the Meeting (page 10)               We are holding this meeting:

                                               - to approve the Channels Business
                                               transaction and the change of our corporate
                                                 name to Centiv, Inc.; and

                                               - to transact such other business as may
                                               properly come before the meeting or any
                                                 adjournment of the meeting.

Record Date and Shareholders Entitled to Vote  You are entitled to vote at the special
(page 10)                                      meeting if you owned shares of our common
                                               stock at the close of business on
                                                           , 2001, the record date for the
                                               special meeting. You will have one vote for
                                               each share of common stock that you owned on
                                               the record date. As of             , 2001,
                                               the record date, there were 4,956,535 shares
                                               of Tekgraf common stock entitled to be voted.

Vote Required (page 11)                        In order to take the actions contemplated to
                                               be taken at the meeting, we will need the
                                               affirmative vote of the holders of a majority
                                               of the outstanding shares of our common
                                               stock.
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Tekgraf (page 16)                              We are a publicly traded NASDAQ SmallCap
                                               corporation. We currently operate three
                                               business units, the Channels Business which
                                               is the subject of the Channels Business
                                               transaction, the Centiv (POP) Business and
                                               the CalGraph Business. We are currently also
                                               exploring opportunities related to the
                                               disposition of the CalGraph Business although
                                               no decision has been made or agreement
                                               reached at this time.

                                               Our executive and administrative offices are
                                               located at 980 Corporate Woods Parkway,
                                               Vernon Hills, Illinois 60061 and our
                                               telephone number at that location is
                                               (847) 913-5888.

SCB Acquisitions, LLC (page 40)                SCB Acquisitions is a newly formed South
                                               Carolina limited liability company, which was
                                               formed by Scott C. Barker, the current Vice
                                               President, Sales of the Channels Business.
                                               This entity was formed to consummate the
                                               Channels Business transaction.

Purchase Price (page 35)                       SCB Acquisitions has agreed to purchase
                                               substantially all of the assets of the
                                               Channels Business for a purchase price of
                                               $7,905,000 in cash, subject to certain
                                               post-closing adjustments, plus the assumption
                                               of certain liabilities. We expect the closing
                                               to occur in the fourth quarter of 2001.

Opinion of Our Financial Advisor (page 30)     In connection with its approval of the asset
                                               purchase agreement, our board of directors
                                               received an opinion of Mesirow Financial, our
                                               financial advisor, as to the fairness, from a
                                               financial point of view to Tekgraf, of the
                                               consideration to be received in the Channels
                                               Business transaction. The opinion is
                                               addressed to our board of directors and does
                                               not constitute a recommendation to any
                                               shareholder as to how to vote with respect to
                                               matters relating to the Channels Business
                                               transaction. The full text of the opinion is
                                               attached to this proxy statement as Appendix
                                               B.

Reasons for the Channels Business Transaction  In arriving at the determination that the
(page 28)                                      Channels Business transaction is fair to, and
                                               in the best interests of, our shareholders,
                                               our board of directors considered a number of
                                               factors, including, without limitation, the
                                               following:

                                               - the financial performance and future
                                               prospects of our Channels Business;
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                                               - the terms of the Channels Business
                                               transaction, including the purchase price;

                                               - the process our management used to evaluate
                                                 the Channels Business transaction, which
                                                 included solicitations for a potential
                                                 buyer over a period of several months and
                                                 discussions with several parties regarding
                                                 potential transactions;

                                               - a review of the alternatives to the
                                               Channels Business transaction and the costs
                                                 of such alternatives, including alternative
                                                 sources of financing and strategic
                                                 partnership arrangements; and

                                               - the opinion of Mesirow Financial as to the
                                                 fairness, from a financial point of view,
                                                 of the consideration received by us in the
                                                 Channels Business transaction.

Effect of the Channels Business Transaction    Upon completion of the Channels Business
(page 29)                                      transaction, we intend to apply the net
                                               proceeds to reduce our total outstanding
                                               indebtedness. In connection with the Channels
                                               Business transaction we will change our
                                               corporate name to Centiv, Inc. Following the
                                               transaction, SCB Acquisitions will operate
                                               the Channels Business as a stand-alone
                                               business and we will continue to operate our
                                               Centiv Business and CalGraph Business.

Interests of Certain Persons in the Channels   Mr. Scott C. Barker, our current Vice
Business Transaction (page 34)                 President, Sales and a significant
                                               shareholder of Tekgraf is the principal of
                                               SCB Acquisitions, LLC. In addition, David
                                               Boston and Patrick McLaughlin, each a member
                                               of our management team and shareholder of
                                               Tekgraf, are also investors in SCB
                                               Acquisitions and will be employed by SCB
                                               Acquisitions following the sale. The Tekgraf
                                               stock options owned by Messrs. Barker, Boston
                                               and McLaughlin as well as those owned by
                                               David Olinsky and Carol Anne Drewett, both
                                               management employees of the Channels
                                               Business, will vest immediately upon the
                                               consummation of the Channels Business
                                               transaction. In addition, these individuals
                                               will also receive additional Tekgraf stock
                                               options equal to the amount of Tekgraf stock
                                               options granted to such person during 2001.
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                                               Also, upon consummation of the Channels
                                               Business transaction, Tekgraf will make a
                                               loan to Mr. Barker in the amount of $200,000.
                                               This loan will be secured by 100,000 shares
                                               of Tekgraf common stock owned by Mr. Barker
                                               and will bear interest at a rate of 25 basis
                                               points over the current rate on our senior
                                               debt facility, as adjusted from time to time.
                                               The principal amount of this loan plus
                                               accrued interest shall be due and payable
                                               twenty-four (24) months following the date of
                                               the loan. Upon the consummation of the
                                               Channels Business transaction we shall also
                                               make loans to Mr. Boston and Mr. McLaughlin
                                               on the same terms and conditions in the
                                               amount of $30,000 and $20,000 respectively.

Management Ownership (page 15)                 As of             , 2001, our directors and
                                               executive officers own, in the aggregate,
                                               1,994,450 shares of our outstanding common
                                               stock, representing an aggregate of
                                               approximately 42.68% of our outstanding
                                               shares.

The Asset Purchase Agreement (Appendix A)      The asset purchase agreement is attached to
                                               this proxy statement as Appendix A. We
                                               encourage you to read the asset purchase
                                               agreement in its entirety as it is the legal
                                               document that governs the Channels Business
                                               transaction.

Representations and Warranties of Tekgraf and  The asset purchase agreement contains various
SCB Acquisitions (page 36)                     customary representations and warranties made
                                               by each of the parties to the agreement. Such
                                               representations and warranties include,
                                               without limitation, representations and
                                               warranties as to the enforceability of the
                                               agreement, our authority and the authority of
                                               SCB Acquisitions to enter into the agreement,
                                               our organization and the organization of SCB
                                               Acquisitions and a representation that there
                                               are no encumbrances upon the assets to be
                                               sold.

Conditions to Completion of the Channels       The completion of the Channels Business
Business Transaction (page 38)                 transaction depends upon satisfaction of a
                                               number of conditions, including, among other
                                               things:

                                               - Approval of the sale of the Channels
                                               Business by our shareholders;

                                               - the receipt by SCB Acquisitions of adequate
                                                 financing; and

                                               - the representations and warranties made in
                                               the asset purchase agreement being true and
                                                 correct.
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Appraisal Rights (page 32)                     We are organized under the corporate laws of
                                               the State of Georgia. Georgia law provides
                                               for appraisal rights for dissenting
                                               shareholders in connection with the Channels
                                               Business transaction. Accordingly, our
                                               shareholders will have the right to dissent
                                               and obtain payment for their shares. See
                                               Appendix C, which is a copy of the relevant
                                               provision of the Georgia Business Corporation
                                               Code dealing with the procedures regarding
                                               dissenter's rights.

Material Federal Income Tax Consequences       We expect to recognize a loss for federal
page 33)                                       income tax purposes on the sale of the assets
                                               of the Channels Business to SCB Acquisitions,
                                               and thus do not expect to owe any federal
                                               income tax as a result of the sale. However,
                                               the Channels Business transaction may subject
                                               us to state or local income, franchise,
                                               sales, use or other tax liabilities in state
                                               or local tax jurisdictions in which the
                                               assets of the Channels Business are located.

Accounting Treatment of the Channels Business  The Channels Business transaction will be
Transaction (page 33)                          accounted for financial reporting purposes
                                               under accounting principles generally
                                               accepted in the United States.

Recommendations (pages 49)                     Our board of directors, upon determining that
                                               its terms are fair and in our best interests
                                               and the best interests of our shareholders,
                                               approved and recommends that you approve the
                                               Channels Business transaction and the change
                                               of our corporate name.
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    This summary may not contain all of the information that is important to you. You should read carefully this entire document and the other documents we refer to for a more complete understanding of the Channels Business transaction.
In particular, you should read the documents attached to this proxy statement, including the asset purchase agreement which is attached as Appendix A and the opinion of Mesirow Financial, which is attached as Appendix B.

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         QUESTIONS AND ANSWERS ABOUT THE CHANNELS BUSINESS TRANSACTION

Q.  WHAT IS THE PROPOSED CHANNELS BUSINESS TRANSACTION?

A. We will sell substantially all of the assets and transfer the majority of the liabilities of our Channels Business to SCB Acquisitions, LLC for $7,905,000 in cash, subject to post-closing adjustments based upon changes in the net asset value of the Channels Business between June 30, 2001 and the closing. In connection with the sale, we will change our corporate name to Centiv, Inc. SCB Acquisitions is a privately held company that is directly and indirectly owned and controlled by certain members of the current management team of the Channels Business and certain outside financial investors.

Q.  WILL ANY OF THE SALES PROCEEDS BE DISTRIBUTED TO SHAREHOLDERS?

A. No, all of the net proceeds from the sale will be used to reduce indebtedness and to fund certain loans to the management of SCB Acquisitions as discussed in this proxy statement.

Q.  HOW WILL THE PROPOSED CHANNELS BUSINESS TRANSACTION AFFECT TEKGRAF?


A. The proposed Channels Business transaction will enable us to reduce our total outstanding indebtedness significantly. After the transfer of our Channels Business to SCB Acquisitions, our remaining operations will be our Centiv
    (POP) Business and our ownership of CalGraph Technology Services, Inc. The Centiv Business incurred operating losses in 2000 and in the first nine months of 2001. The CalGraph Business had an operating profit in 2000 and in the first nine months of 2001 while Tekgraf as a whole had an operating loss.


Q. WHAT WILL TEKGRAF DO IF ITS SHAREHOLDERS DO NOT APPROVE THE PROPOSED CHANNELS BUSINESS TRANSACTION?

A. In the event that our shareholders do not approve the proposed Channels Business transaction, we will continue to operate the Channels Business in accordance with our past practice and current and future strategy for that business but will be required to raise additional equity in order to properly fund the future operations of the Channels Business. In addition, we will seek out a different proposal for the disposition of the Channels Business.

Q. ARE THERE RISKS THAT I SHOULD CONSIDER IN DECIDING WHETHER TO VOTE TO APPROVE THE CHANNELS BUSINESS TRANSACTION?

A. Yes. For example, after the Channels Business transaction we intend to continue to pursue our remaining businesses. For a full description of our remaining businesses see the section titled "INFORMATION ABOUT TEKGRAF'S BUSINESS" on page 16 and the section entitled "RISK FACTORS" on page 12. Going forward, our success will depend upon a number of factors and be subject to various risks including our ability to obtain working capital for our business.

Q. WILL THE BOARD OF DIRECTORS RECEIVE AN OPINION AS TO THE FAIRNESS OF THE CHANNELS BUSINESS TRANSACTION FROM A THIRD PARTY?

A. Yes. In arriving at its determination that the Channels Business transaction is fair to, and in the best interests of, Tekgraf, the board of directors has considered a number of factors, including an opinion of our financial advisor Mesirow Financial, as to the fairness, from a financial point of view to Tekgraf, of the consideration to be received by Tekgraf in the Channels Business transaction. The opinion is addressed to our board of directors and does not constitute a recommendation to any shareholder as to how to vote with respect to matters relating to the Channels Business transaction. For a full description of the opinion of Mesirow Financial, see the section titled "THE CHANNELS BUSINESS TRANSACTION--Mesirow Opinion" on page 30. To review the text of the opinion, see Appendix B to this proxy statement.

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Q.  WHO MAY VOTE?

A. Shareholders at the close of business on             , 2001, the record date,
    are entitled to vote. On that date, there were 4,956,535 shares of Tekgraf common stock outstanding.

Q.  HOW MANY VOTES DO I HAVE?

A. Each share of Tekgraf common stock that you own entitles you to one vote.

Q.  HOW DO I VOTE?

A. You may vote by indicating on the enclosed proxy form how you want to vote, and signing and mailing the proxy form in the enclosed prepaid return envelope. Please vote as soon as possible to ensure that your shares are represented at the special meeting.

Q. WHAT VOTE IS REQUIRED TO APPROVE THE TRANSACTIONS CONTEMPLATED IN THE ASSET PURCHASE AGREEMENT?

A. The transactions contemplated in the asset purchase agreement as well as the change of our corporate name must be approved by a majority of our outstanding common stock.

Q. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A. Your broker will vote your shares only if you provide your broker instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. WITHOUT INSTRUCTIONS, YOUR SHARES WILL NOT BE VOTED, WHICH WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE ASSET PURCHASE AGREEMENT.

Q.  CAN I CHANGE MY VOTE AFTER I HAVE MAILED IN MY SIGNED PROXY FORM?

A. Yes. You can change your vote at any time before we vote your proxy at the special meeting in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy to the Secretary at the address below. Second, you can complete a new proxy form and send it to the Secretary, and the new proxy form will automatically replace any earlier proxy form you returned. Third, you can attend and vote in person at the special meeting.

    You should send any written notice or new proxy to the Secretary at the following address: Thomas M. Mason, Secretary, Tekgraf, Inc., 980 Corporate Woods Parkway, Vernon Hills, Illinois 60061, Telephone: (847) 913-5888.

Q. WILL I HAVE DISSENTER'S OR APPRAISAL RIGHTS IF I VOTE AGAINST THE PROPOSED CHANNELS BUSINESS TRANSACTION?

A. Under Georgia law, you have the right to demand the appraised value of your shares (dissenter's rights) if you vote against the Channels Business transaction. See Appendix C, which is a copy of the relevant provision of the Georgia Business Corporation Code dealing with the procedures regarding dissenter's rights.

Q. WHO DO I CONTACT IF I HAVE ADDITIONAL QUESTIONS OR WOULD LIKE ADDITIONAL COPIES OF THE PROXY STATEMENT?

A. You may contact:

                                          Tekgraf, Inc.
                                          980 Corporate Woods Parkway
                                          Vernon Hills, Illinois 60061
                                          (847) 913-5888
                                          Attn: Thomas M. Mason, Secretary

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         THE SPECIAL MEETING, VOTING PROCEDURES AND GENERAL INFORMATION

    This proxy statement and the accompanying proxy card are first being mailed
to shareholders commencing on or about               , 2001. The accompanying
proxy is solicited by your board of directors for use at the special meeting of shareholders and any adjournment or adjournments thereof. The special meeting
will be held on               , 2001 at 9:30 A.M. at 10 Marriott Drive,
Lincolnshire, Illinois 60069. The cost of soliciting proxies will be borne by Tekgraf. Our directors, officers and employees may assist in the solicitation of proxies by mail, telephone, telegraph and personal interview without additional compensation.

    The purpose of the special meeting is to consider the following matters, as described in more detail elsewhere in this proxy statement:

1. The approval of the sale from us to SCB Acquisitions of substantially all of the operating assets of our Channels Business in exchange for a purchase price of $7,905,000 in cash, subject to post-closing adjustments and the assumption by SCB Acquisitions of the majority of the liabilities associated with our Channels Business and the approval of the change of our corporate name to Centiv, Inc.

2. To transact such other business as shall properly come before the meeting or any adjournment of the meeting.

    When your proxy card is returned properly signed, your shares represented thereby will be voted by the persons named as proxies in accordance with your directions. You are urged to specify your choices on the enclosed proxy card. If your proxy card is signed and returned without specifying choices, your shares will be voted "FOR" the Channels Business transaction proposal, and in the discretion of the persons named as Proxies in the manner they believe to be in the best interest of Tekgraf as to any other matters that may properly come before the special meeting. The board of directors does not know of any matters other than the Channels Business transaction proposal that are to come before the special meeting. You may revoke your proxy any time before it is voted at the special meeting by written notice to Tekgraf, by voting in person at the special meeting or by submitting a later-dated proxy. Pursuant to our Bylaws, no shareholder proposal may be submitted by a shareholder unless the shareholder desiring to submit a proposal first files a written notice with us setting forth in detail information about the shareholder, the proposal and anyone supporting the proposal

    The board of directors has fixed         , 2001 as the record date for the
special meeting. Only shareholders of record on the record date are entitled to notice of and to vote at the special meeting. On the record date, there were 4,956,535 shares of our common stock issued and outstanding, each of which shares is entitled to one vote on all matters presented at the special meeting.

    Your vote is very important to us. Whether or not you plan to attend the special meeting, please act promptly to vote your shares on the proposal described above. You may vote your shares by marking, signing and dating the enclosed proxy form and returning it in the return envelope provided, which requires no postage if mailed in the United States. If you attend the special meeting, you may vote your shares in person, even if you have previously submitted a proxy in writing.

BENEFICIAL OWNERS

    Mr. William M. Rychel, our President and Chief Executive Officer and
Mr. Scott C. Barker, our current Vice President, Sales for the Channels Business and the principal of SCB Acquisitions, LLC, and Mark C. Lewis, the President of CalGraph Technology Systems, Inc., a wholly owned subsidiary of Tekgraf, each beneficially owns more than 5% of the outstanding common stock of Tekgraf. We expect that Messrs. Rychel, Barker and Lewis will each vote in favor of the Channels Business transaction proposal. See the table set forth under the caption "Principal Shareholders and Management

Ownership" and the notes thereto for information concerning their and other significant shareholders' ownership.

    Holders of our common stock are entitled to appraisal rights with respect to the Channels Business transaction proposal under the Georgia Business Corporation Code because the sale will constitute a sale of substantially all of the assets of Tekgraf. A copy of the relevant portions of the Georgia Business Corporation Code is attached to this proxy statement as Appendix C.

    For all proposals considered at the special meeting, the holders of a majority of the common stock issued and outstanding and entitled to vote and present in person or represented by proxy, will constitute a quorum. Shares represented by all proxies received, including proxies that withhold authority and/or abstain from voting on a proposal, as well as "broker non-votes," discussed below, count toward establishing the presence of a quorum.

    Assuming the presence of a quorum, the Channels Business transaction proposal and the change of our corporate name must be approved by the affirmative vote of a majority of the common stock issued and outstanding as of the record date.

    Under applicable rules, brokers who hold shares of Tekgraf's common stock in street name have the authority to vote the shares in the broker's discretion on "routine" matters if they have not received specific instructions from the beneficial owner of the shares. The Channels Business transaction proposal is NOT a "routine" matter for this purpose. With respect to matters which are determined by the appropriate broker-dealer regulatory organization to be "non-routine," such as the Channels Business transaction proposal, brokers may not vote shares held in street name without specific instructions from the beneficial owner. If a broker holding shares in street name submits a proxy card on which the broker physically lines out the matter, whether it is "routine" or "non-routine," or does not indicate a specific choice ("for," "against" or "abstain") on a matter that is "non-routine," that action is called a "broker non-vote" as to that matter. Broker "non-votes" with respect to "routine" matters or "non-routine" matters (such as the Channels Business Sale Proposal) are not counted in favor of such matters. THEREFORE, IF YOU WISH TO VOTE IN FAVOR OF THE CHANNELS BUSINESS SALE PROPOSAL, YOU MUST INDICATE ON THE PROXY CARD THAT YOU VOTE IN FAVOR OF THE CHANNELS BUSINESS SALE PROPOSAL AND NOT MERELY SIGN THE PROXY CARD.

    A representative of Grant Thornton, our independent accountants for the current year and for the most recently completed fiscal year, is expected to be present at the special meeting and will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

                                  RISK FACTORS

    You should carefully consider the risks described below regarding the Channels Business transaction and Tekgraf's business following the Channels Business transaction, together with all the other information included in this proxy statement, before making a decision about voting on the proposal submitted for your consideration. If any of the following risks actually occur, Tekgraf's business, financial condition or results of operation could be materially harmed. If Tekgraf's business is harmed, the trading price of Tekgraf's common stock could decline and you could lose all or part of your investment.

OUR CHANNELS BUSINESS HAS ACCOUNTED FOR THE MAJORITY OF OUR REVENUES TO DATE AND OUR CENTIV ("POP") BUSINESS REVENUES ARE NOT EXPECTED IN THE NEAR TERM TO REPLACE OUR CURRENT REVENUES FROM OUR CHANNELS BUSINESS.


    The Channels Business comprised approximately 72% of our revenue for the nine-month period ending September 30, 2001, and more than 70% for each of our two prior fiscal years. Although our Centiv Business has grown steadily, these revenues are not expected to equal or exceed our revenues from the Channels Business in the near term, and we will be operating at a loss until the revenues generated by the Centiv Business increase sufficiently to offset its expenses.



OUR CENTIV BUSINESS HAS NOT GENERATED SIGNIFICANT REVENUES TO DATE AND INCURRED LOSSES IN FISCAL YEAR 2000 AND THE FIRST NINE MONTHS IN FISCAL YEAR 2001, AND WE EXPECT THESE LOSSES TO CONTINUE IN THE REMAINDER OF FISCAL YEAR 2001.



    The Centiv Business was commenced in 1998, has a limited operating history and incurred losses for 2000 and the first three quarters of 2001, although it did make an operating profit in 1998 and 1999. We expect these losses to continue for the remainder of fiscal year 2001. The Centiv Business will need to achieve greater revenues to achieve profitability. There can be no assurance that we will be successful in increasing revenues of the Centiv Business, or generating acceptable margins, or if we do, that operation of the Centiv Business combined with the CalGraph Business will be a profitable business enterprise. If we are unable to achieve significantly greater recurring revenue from our Centiv and CalGraph Businesses, our losses will likely continue indefinitely. We will likely have to seek outside sources of capital for our remaining businesses. There can be no assurance that we will be able to obtain such capital on favorable terms and conditions or at all. If this occurs the market price of our common stock could suffer.


WE CANNOT PREDICT OUR FUTURE RESULTS BECAUSE OUR CENTIV BUSINESS HAS A LIMITED OPERATING HISTORY.

    Given our limited operating history in the Centiv Business it will be difficult to predict our future results. You should consider the uncertainties that we may encounter as an early stage company in a new and rapidly evolving market. These uncertainties include:

    - market acceptance of the Centiv products or services;

    - consumer demand for, and acceptance of our Centiv products, services and follow-on products;

    - our ability to create user-friendly applications; and

    - our unproven and evolving business model.

WE MAY NOT BE ABLE TO SUSTAIN OR ACCELERATE GROWTH, OR SUSTAIN OR ACCELERATE RECURRING REVENUE FROM THE CENTIV AND CALGRAPH BUSINESSES.

    There can be no assurance that demand for our Centiv and CalGraph services and products will increase or be sustained, or that our current or future products will have market acceptance in that product category. Our acquisition costs per customer are currently very high due to the significant costs associated with sales, product development and marketing. To the extent we do not achieve growth and this cost per customer is not reduced, it will be difficult for us to generate meaningful revenue at acceptable margins or achieve profitability. To the extent that our Centiv Business model is not successful, because market acceptance declines, or other competing technologies evolve in connection with the evolving Internet market or for any other reason, we might have future unexpected declines in revenue.

RAPID TECHNOLOGICAL CHANGE COULD RENDER OUR POP PRODUCTS AND SERVICES OBSOLETE.

    The Internet and the e-commerce industries are characterized by rapid technological innovation, sudden changes in user and customer requirements and preferences, frequent new product and service introductions and the emergence of new industry standards and practices. Each of these characteristics could render our Centiv services, products, intellectual property and systems obsolete. The rapid evolution of our market requires that we improve continually the performance, features and reliability of our products and services, particularly in response to competitive offerings. Our success also will depend, in part, on our ability:

    - To develop or license new products, services and technology that address the varied needs of our customers and prospective customers, and

    - To respond to technological advances and emerging industry standards and practices on a cost-effective and timely basis.

    If we are unable, for technical, financial, legal or other reasons, to adapt in a timely manner to changing market conditions or user preferences, we could lose customers, which would cause a decrease in our revenue.

WE MAY BE UNABLE TO OBTAIN ADDITIONAL CAPITAL NEEDED TO GROW OUR BUSINESS, WHICH WOULD ADVERSELY IMPACT OUR BUSINESS. IF WE RAISE ADDITIONAL FINANCING, YOU MAY SUFFER SIGNIFICANT DILUTION.


    Although we expect that cash from the Channels Business transaction, our bank line of credit and cash from operations will be sufficient to satisfy our working capital and capital expenditure needs over the next 12 months, we will seek third-party investment in order to provide additional working capital. We cannot be certain that financing from third parties will be available on acceptable terms to us or at all. Our future capital requirements will depend upon several factors, including the rate of market acceptance of our products and services, our ability to expand our customer base and our level of expenditures for sales and marketing. If our capital requirements vary materially from those currently planned, we may require additional financing sooner than anticipated. If we cannot raise funds on acceptable terms, we may not be able to develop our products and services, take advantage of future opportunities or respond to competitive pressures or unanticipated requirements, any of which could have a material adverse effect on our ability to grow our business. Further, if we issue equity securities, you will experience dilution of your ownership percentage, and the new equity securities may have rights, preferences or privileges senior to those of our common stock.

THE CHANNELS BUSINESS TRANSACTION IS CONTINGENT UPON SCB ACQUISITIONS, LLC OBTAINING FINANCING ON REASONABLY SATISFACTORY TERMS AND CONDITIONS.

    The obligations of SCB Acquisitions under the asset purchase agreement are contingent upon its ability to obtain financing on reasonably satisfactory terms and conditions. We cannot guarantee that it will be able to obtain such financing. If the Channels Business transaction is terminated due to lack of financing or otherwise we will have expended substantial resources with no effect, which may adversely affect our financial condition or results of operations.

WE MAY BE REQUIRED TO PAY DISSENTING SHAREHOLDERS THE FAIR VALUE OF THEIR
SHARES.

    Because our shareholders will have the right to dissent and demand payment of the fair value of their shares we may be in a position where we will have to expend financial resources to pay shareholders such fair value. There can be no assurance that, at that time, we will have sufficient financial resources to pay all such dissenters for their shares. Any requirement to pay dissenting shareholders for their shares may adversely affect our financial condition or results of operation and if we are unable to pay all dissenting shareholders for their shares we will suffer adverse financial and legal ramifications.

WE MAY BE REQUIRED TO PAY UP TO 50% OF THE TOTAL PURCHASE PRICE TO SCB ACQUISITIONS FOR BREACHES OF OUR REPRESENTATIONS IN THE ASSET PURCHASE AGREEMENT.

    We have an obligation to indemnify SCB Acquisitions for any losses from breaches of our representations or warranties that occur within one year after the closing date. Our indemnification obligations are limited by a $100,000 deductible and an overall cap of 50% of the total purchase price on the amount of the indemnification. Although we know of no breaches of our representations or warranties, if such indemnification obligations arise, the payment of the obligation will adversely impact our working capital.

                    OWNERSHIP OF TEKGRAF, INC. COMMON STOCK

    The following table shows how much Tekgraf common stock was beneficially
owned as of             , 2001 by:

    - our Chief Executive Officer and other individuals named in the Summary Compensation Table included in this proxy statement;

    - each director;

    - each shareholder known by us to own beneficially at least 5% of Tekgraf common stock; and

    - all directors and executive officers as a group.

    Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options and warrants that are exercisable currently or become exercisable within 60 days. These shares are considered to be outstanding for the purpose of calculating the percentage of outstanding Tekgraf common stock owned by a particular shareholder, but are not considered to be outstanding for the purpose of calculating the percentage ownership of any other person. Percentage
ownership is based on 4,956,535 shares outstanding as of             , 2001.
Except as otherwise noted, the shareholders named in this table have sole voting and dispositive power for all shares shown as beneficially owned by them.

                                                  SHARES OF      OPTIONS AND
                                                 COMMON STOCK      WARRANTS
                                                 BENEFICIALLY    EXERCISABLE                 PERCENT
                                                    OWNED       WITHIN 60 DAYS     TOTAL     OF CLASS
                                                 ------------   --------------   ---------   --------
NAMED EXECUTIVE OFFICERS AND DIRECTORS
  William M. Rychel(1).........................   1,215,634              0       1,215,634    24.53%
  Thomas M. Mason..............................      15,500         30,000          45,500        *
  Scott C. Barker..............................     314,149         12,500(2)      326,649     6.59
  Mark C. Lewis................................     299,000         10,000         309,000     6.23
  J. Thomas Woolsey............................     132,167         15,000(3)      147,167     2.97
  Steven J. Carnevale..........................           0          6,666           6,666        *
  Frank X. Dalton, Jr..........................           0         23,333          23,333        *
  Albert E. Sisto..............................       8,000         23,333          31,333        *
  All directors and executive officers as a
    group (10 persons).........................   1,994,450        120,832(4)    2,115,282    42.68

OTHER 5% SHAREHOLDERS
  Thomas A. Gust (5)...........................     414,759              0         414,759     8.37

------------------------

*   Less than 1%.

(1) The address for Mr. Rychel is c/o Tekgraf, Inc., 980 Corporate Woods Parkway, Vernon Hills, Illinois 60061.

(2) Does not include options for 65,000 shares of common stock that will vest immediately upon the consummation of the Channels Business transaction.

(3) Consists of warrants issued by Tekgraf in its initial public offering as part of Units issued. A Unit consisted of one share of common stock and one warrant to purchase one share of common stock exercisable through November 2002 at an exercise price of $8.40 per share.

(4) Includes 15,000 warrants. See footnote 3.

(5) Mr. Gust's address is 200 North Fairway Drive, Suite 202, Vernon Hills, Illinois 60061.

                      INFORMATION ABOUT TEKGRAF'S BUSINESS

    Tekgraf is organized under the laws of the State of Georgia. Our principal executive offices are at 980 Corporate Woods Parkway, Vernon Hills, Illinois 60061 and our telephone number is (847) 913-5888.

OVERVIEW/HISTORY

    In 1997, Tekgraf, Inc. was created from a merger of five wholesale distributors specializing in computer graphics products and a manufacturer of personal computers and servers. In 1998, we acquired three additional wholesale distribution companies, and in 1999, acquired a field service company. Tekgraf has integrated the businesses and distribution systems and has become a leader in the distribution of computer graphics technologies through value-added resellers, system integrators, retailers, mass merchandisers and direct marketers. Utilizing its expertise in the computer graphics market and innovation, Tekgraf expanded its service offering to provide clients a unique opportunity to increase the visibility of their products at the retail level and make the greatest impact on the consumer through digital "Point-of-Purchase"
(POP) merchandising. Today, Tekgraf is organized into three distinct business units:

    - Channels Business: This division specializes in the value-added wholesale distribution of computer graphics technologies throughout North America.

    - The Centiv (POP) Business: This division offers digital merchandising services utilizing both Internet-based services and turnkey systems to retail and manufacturing customers who wish to produce high-resolution, full color posters, banners and other custom POP signage.

    - CalGraph Technology Services, Inc.: This wholly owned subsidiary of Tekgraf is a leading provider of on-site service and preventative maintenance services specializing in wide-format printing devices. CalGraph's U.S. and Canadian service operations include field service technicians, customer support call center, component repair and refurbishment facilities and parts logistics.

STRATEGY

    Our strategy has been to leverage our core competencies in the computer graphics and pre-press markets and grow the business units by developing innovative solutions and expanding the products and services that we offer.

    - Channels Business: The strategy of the Channels Business has historically been, and will continue to be if the Channels Business transaction is not completed, to aggressively expand product line offering by targeting both domestic and internationally based companies. Focus is on products that require value-added technical and field expertise as well as a "push" sales strategy. In addition, our strategy has and will continue to include the development of Original Equipment Manufacturer (OEM) relationships with manufacturers that need sales, marketing, technical support and maintenance capability in the North American market. However, in the event that the Channels Business transaction is not consummated for any reason, we will continue to seek our potential acquirers of the Channels Business.

    - Centiv Business: Our current strategy for the Centiv Business is to offer digital merchandising solutions to consumer brand and retail companies. Using Internet technology as the access medium, we offer these customers on-demand, mass customized digitally produced point-of-purchase signs and advertising materials for use in in-store or on-premise marketing. This results in faster, more effective point of purchase campaigns and allow our customers to protect and enhance their brand image.

    - CalGraph Technology Services, Inc.: Our current strategy for the CalGraph Business is to expand business through relationships with other OEM graphics products manufacturers to provide maintenance and repair services in the U.S. and Canada by leveraging state-of-the-art web-based service management systems and technical experience in the wide format print and scan market place. In addition, we offer training, installation and call center support to Centiv Business Unit. We are currently exploring opportunities related to the disposition of the CalGraph Business although no decision has been made or agreement reached at this time.

TEKGRAF'S DIVISIONS AND PRODUCTS

    THE CHANNELS BUSINESS UNIT

    GENERAL


    This is the business that is the subject of the Channels Business transaction proposal. The Channels Business Unit specializes in the wholesale distribution of computer graphics technologies through a network of 1,250 resellers in North America. The products sold by the Channels Business Unit include printers, scanners, proofing devices, film image setters and other products that are typically used for large format display graphics, digital pre-press, presentation graphics, color desktop publishing, digital imaging, electronic drawing management, computer-aided design and other emerging computer graphics technologies markets. The Channels Business Unit provides computer graphics manufacturers with a nationwide distribution channel with the value-added benefit of local technical sales and support personnel. With the addition of the CalGraph Technology Services, Inc. acquisition in 1999, Tekgraf is in a position to develop OEM Relationships with manufacturers that need a nationwide sales, marketing, technical and field maintenance organization. See "Customers, Sales and Marketing." During the nine months ended September 30, 2001, the Channels Business Unit accounted for 73% of our total revenues and during the years ended December 31, 2000 and 1999, the revenues of the Channels Business Unit accounted for 73.5% and 78.2%, respectively, of our total revenues. The operating loss of the Channels Business Unit for these same periods was equal to 9.8%, 73.0% and 126.4%, respectively, of our operating loss. The identifiable assets of the Channels Business Unit accounted for 70.1%, 69.5% and 78.3% of our total identifiable assets as of September 30, 2001 and December 31, 2000 and 1999, respectively. There were no customers of the Channels Business Unit that accounted for more than 10% of the net sales of Tekgraf for the nine months ended September 30, 2001 or for the years ended December 31, 2000, 1999, and 1998. International sales were insignificant for the nine months ended September 30, 2001 and for the years ended December 31, 2000, 1999, and 1998.


    PRODUCTS AND MARKETS

    The Channels Business Unit provides value-added sales, marketing, fulfillment, and logistics support and field maintenance capability for more than 30 manufacturers of a broad array of complex computer graphics hardware and software, including Agfa Division of Bayer Corporation, Barco Graphics, Electronics For Imaging (EFI), Encad, Inc., Epson America, Inc., Hewlett-Packard, Hunt Graphics, Scitex America Corporation, Tektronix, Inc., 3M and Vidar Systems Corporation. Among the products the Channels Business Unit distributes and sells are production-grade color scanners, digital cameras, color laser printers, color-calibrated monitors, color management software and accessories, raster image processors (RIPs), wide-format ink jet printers, wide-format digital scanners, pre-press software, digital film image setters, color proofers, mass storage devices and the consumable products used in many of such products. Our agreements with manufacturers are generally non-exclusive, provide for wholesale distribution to dealers and resellers in specified geographic territories and are terminable by either party without cause on 30 or 60 days' notice. The Channels Business Unit operates in the following three vertical markets:

    - Display Graphics

    - Digital Pre-Press

    - Electronic Drawing Management Systems (EDMS)

    DISPLAY GRAPHICS

    A rapidly growing segment of the computer graphics output market is display graphics. Display graphics, or large format graphics, describes a process that allows computer-generated or captured images to be printed in sizes up to 60 inches wide. Historically, these images could only be printed on color electrostatic printers costing over $120,000. However, over the last several years, significant advances in ink-jet technology, software, specialty inks and media have placed the cost of entry for display graphics systems starting at under $10,000, and market acceptance has been rapid. End-users of this technology include a wide range of industries and markets, such as:

    - Trade-show graphics

    - Production of booth and arcade displays

    - Sign Shops

    - Traditional signage, fleet graphics

    - Print-for-Pay (E.G., Kinkos, Sir Speedy)

    - Package Design--package prototyping

    - Graphic Arts

    - Imposition proofing Products sold to this market include large-format ink-jet printers (Epson, Encad, Hewlett Packard), raster image processing software (Amiable Technologies, EFI, Onyx Graphics), lamination systems (Seal Products, a division of Hunt Manufacturing) and a wide range of inks, papers and other specialty media.

    DIGITAL PRE-PRESS

    Over the last several years, there has been a dramatic shift in the process printing industry from manual, analog production of printed materials to the use of computers. Historically, the production of a printed brochure, magazine or catalog involved numerous manual steps using photographic materials to produce the final press-ready copy. With rapid advances in software and hardware, much of today's printed materials are produced digitally. The print production process now allows a printed piece to go from concept to imaged printing plate in a fully digital environment. Copywriting, proofing, and revisions all take place on a desktop computer, increasing the speed and efficiency of the pre-press process, and streamlining personnel requirements in the process. We believe this market is in a period of rapid transition regarding the manner in which electronic products are delivered to the traditional printing customer. When digital pre-press systems sold for $200,000 per seat (user), most manufacturers used a captive direct sales force to sell to the end-user. Today, the typical seat sells for $20,000, forcing manufacturers to utilize a reseller channel to deliver their products. The Channels Business Unit sells input, proofing, networking, color management software and output devices, which are integral parts of a digital pre-press system. These products are typically sold through two classes of resellers: graphic arts dealers, who have traditionally sold film, chemicals, printing plates and other analog pre-press supplies, and graphics value added resellers (VARs), who have specialized in pre-press workflow technologies and the automation of the pre-press process.

    ELECTRONIC DRAWING MANAGEMENT SYSTEMS (EDMS)

    The use of computer-aided design (CAD) systems in the engineering and architectural community has created a workflow problem for those firms that have embraced CAD--what to do with the archive of manually drafted drawings that had accumulated over the years prior to the implementation of CAD systems. EDMS allow these customers to capture (I.E., scan) paper drawings and store them digitally. When needed, they can be retrieved, annotated, printed or converted to CAD format for further revision. Since most of these functions can be performed using existing CAD workstations or PCs, the cost of converting to EDMS is relatively low, and the demand for such systems is growing dramatically. We believe the services offered by the Channels Business Unit are unique in providing face-to-face sales, marketing and distribution of mid to high-end computer graphics products sold through vertical reseller channels. Typically, products carried by the Channels Business Unit are relatively complex, requiring technical sales training, product demonstrations, product training, pre-sale and post-sale technical support and immediate product availability. Selling and supporting products in these markets requires knowledge of many distinct types of hardware and software as well as communications protocols, networking architecture, file formats, compression techniques and other systems integration issues. Manufacturers of products with such a level of complexity often need to leverage their own limited resources by selling and distributing through reseller organizations. Similarly, reseller organizations are often severely limited in the technical sales and marketing resources they can devote to the sale of specific products. Accordingly, each regional location of the Channels Business Unit augments both the manufacturer's and the reseller's staff, capitalizing on its ongoing relationships with the local resellers and end-user community. Resellers are trained and assisted by Channels Business Unit staff in all aspects of sales, marketing, distribution and installation of its products.

    THE CENTIV (POP) BUSINESS

    GENERAL


    For many years, retailers and manufacturers who sell their products through retail channels have utilized POP signage to promote products and services to consumers. Typically, that signage has been produced using manual methods (chalkboards, markers, etc.) by in-store personnel, or printed at a central corporate location using standard lithography printing methods and distributed to retail stores. Recent advances in software and hardware have created a new market for customized POP signage using display graphics printers, software and media. This technology allows a retailer or wholesalers to quickly and easily create, print and display retail signs that are more responsive to their needs in full color with photo-realistic quality. During 1998, as part of our key strategic objectives, we were engaged by a major beverage manufacturer to design, implement and support a customized POP sign-making system which allows the beverage manufacturer to quickly make POP signs without the use of highly trained, dedicated personnel. We provide product research and development, training, installation and technical support for the beverage manufacturers' distributor customers, and provide outsource fulfillment of inks and media used in the sign-making process. In 1999, we expanded the digital point of purchase signage business by introducing a national initiative designed to engage up to 40 resellers in 2000. In partnership with some strategic VAR customers and suppliers, we attempted to expand our customer base in the POP market to include a wide range of retailers, including supermarkets, department stores, drug chains and large manufacturers of consumer products who rely heavily upon the retail marketplace. That effort, while it was successful in engaging over 30 VAR customers to pursue the POP market, failed to achieve the anticipated results. The program to target the POP market using indirect VARs was terminated in October, 2000. Tekgraf is now focused on providing these services directly to the corporate POP market utilizing a direct sales force. During the nine months ended September 30, 2001, the revenues of the Centiv Business Unit accounted for 16.9% of our total revenues and during the years ended December 31, 2000 and 1999, the revenues of the Centiv Business Unit accounted for 16.0% and 16.5%, respectively, of our total net revenues. The operating loss of the Centiv Business Unit for the nine months ended
September 30, 2001 and for the year ended December 31, 2000, accounted for 100.8% and 15.5% respectively of our total operating loss. In the year ended December 31, 1999, the Centiv Business Unit had an operating profit while Tekgraf, as a whole, had an operating loss. The identifiable assets of the Centiv Business Unit accounted for 12.1% and 9.5% of our total identifiable assets as of September 30, 2001 and December 31, 2000 and 1999, respectively. One customer accounted for 91%, 97%, 80%, and 83% of net sales of the Centiv Business Unit for the nine months ended September 30, 2001 and for the years ended December 31, 2000, 1999, and 1998, respectively. International sales were insignificant for the nine months ended September 30, 2001 and for the years ended December 31, 2000, 1999, and 1998.


    PRODUCTS AND MARKETS


    The Centiv Business products include an on-demand customized digital POP merchandising solution that uses an on-line, Internet-based interface which allows customers to create and order customized digital promotions using a standard Web browser. Customers have the option of having their signs printed at a central print facility owned and operated by the Centiv Business, or they may print locally at various print devices connected to their local computer. This Internet-based solution provides a closed-loop information feedback which allows corporate customers to use this feedback of information to measure the effectiveness of their retail campaigns and promotions at the regional or national level. The Internet-based on-demand POP approach of the Centiv Business offers traditional retailer marketers an entirely new way to individually customize various forms of signage used in the retail environment. This on-demand solution allows clients to increase their brand awareness, closely control and monitor their brand image and digital assets and project a consistent message nationally while allowing local customization. The Centiv Business Unit's proven solutions help its clients gain market share and increase sales. Additionally, this unique technology provides quicker turnarounds that enable clients and merchants to preview signage on-line and either print at their location or have them delivered within two business days. This system allows clients to launch new promotions instantly and better react to changing consumer trends. We intend to pursue cross-marketing and co-marketing agreements with companies that serve the retail and manufacturing sector, potential opportunities to license our Internet technology and print center services.

    CALGRAPH TECHNOLOGY SERVICES, INC.

    GENERAL


    CalGraph Technology Services Inc. is headquartered in Fullerton, California and operates as an independent wholly owned subsidiary of Tekgraf Inc. CalGraph was acquired by Tekgraf Inc. from CalComp Technology Inc. on April 1, 1999. We are currently exploring opportunities related to the disposition of CalGraph but no decision has been made and no agreement reached at this time. CalGraph U.S. and Canadian service and support operations provide 31 years of return to depot, component repair, refurbishment, on-site field service, call center, world-wide parts logistics, installation and training experience in servicing and supporting large format printers, plotters and scanners. The U.S. and Canadian service operations include 65 field service technicians and 15 support personnel in our Technical Support Call Center and field dispatch operations in Fullerton, California. Also located in Fullerton are our component repair and refurbishment and parts warehousing facilities. During the nine months ended September 30, 2001 the revenues of the CalGraph Business Unit accounted for 11.6% of our total revenues and during the years ended December 31, 2000 and 1999, the revenues of the Calgraph Business Unit accounted for 9.5% and 5.3%, respectively, of our total revenues. For the nine months ended September 30, 2001 and for the years ended December 31, 2000 and 1999, the CalGraph Business Unit had an operating profit while Tekgraf, as a whole, had an operating loss. The identifiable assets of the CalGraph Business Unit accounted for 17.8%, 11.5% and 12.2% of our total identifiable assets as of September 31, 2000 and December 31, 2000 and 1999, respectively. There were no customers of CalGraph Technology Services, Inc. that accounted for more than 10% of CalGraph's net sales for the nine months ended September 30, 2001 or for the years ended December 31, 2000, 1999, and 1998. International sales were insignificant for the nine months ended September 30, 2001 and for the years ended December 31, 2000, 1999, and 1998.


    PRODUCTS AND MARKETS

    CalGraph Technology Services Inc. product offerings include customer on-site capabilities that consist of break-fix service repair, installation, training, de-installation, re-packaging and relocation of computer graphics equipment, specializing in large format printers, plotters and scanners. CalGraph has a 31-year history of providing on-site delivery capabilities in the 48 contiguous United States and Canada with 24 hour priority next business day response. CalGraph currently provides same day service response in key metropolitan cites. In addition, CalGraph provides on-site installation and training on a worldwide basis for large format digital POP systems. CalGraph has a solid and experienced base upon which to expand into a world-class third-party services provider. CalGraph has formed relationships with other OEM graphics products manufacturers to provide maintenance and repair service operations in the U.S. and Canada. Those OEM manufacturers include Canon, Hewlett-Packard, Vidar, Barco, Oce, Seiko, DuPont, Fuji, Epson of America, and other leaders in the large format and pre-press markets. CalGraph has installed a state of the art call dispatch and customer service system that allows customers to open and track the status of each service call via the Internet. This system also allows a manufacturer to open a service call remotely on our system through internet-based links.

    CHANNELS BUSINESS, CENTIV BUSINESS UNIT AND CALGRAPH TECHNOLOGY
     SERVICES, INC.

    BACKLOG


    We do not have significant backlog due to the fact that: (i) the Channels Business Unit generally ships orders received the same or next day and (ii) the Centiv Business Unit is able to integrate and deliver products generally within a few days of order receipt and long-term contracts to supply products have not been entered into with customers (we assemble and sell products on the basis of individual purchase orders as and when received). CalGraph Technology
Service, Inc. provides service typically under a service contract that is invoiced in advance of the service period. As of December 31, 2000, deferred service revenue representing billing of service contracts in advance of providing the service was $2.3 million. Excluding deferred service revenue, the backlog at the beginning of a quarter may not represent a significant percentage of the products to be sold in that quarter. Quarterly revenues and operating results depend on the volume and timing of orders received during the quarter. Therefore, management does not consider order backlog a significant indicator of the our future revenues.


    COMPETITION

    Our Channels Business Unit competes primarily with OEM equipment manufacturers that either utilize an in-house sales force to market their products to resellers and end-users or utilize the services of large, national fulfillment distributors. We believe our primary competition comes from national fulfillment distributors whose specialty is order fulfillment. We believe that the primary factors differentiating it from such competitors are its ability to provide technical sales training, product demonstrations and evaluation units, product training, pre-sale and post-sale technical support and a nationwide field maintenance organization to repair the product. While our Centiv Business Unit does not have any direct competition today for its entire range of products, there are certain potential competitors who are focused on portions of the Unit's products and could represent competition at some future date. Specifically, in the turn-key field deployed POP print systems, the principal competition could potentially come from highly specialized Value Added Resellers. Other companies that represent potential competition in the Corporate POP market include Insignia Systems, Inc. (Nasdaq: ISIG) and Catalina Marketing (NYSE: POS). CalGraph Technology Services, Inc. competes primarily with third-party service providers and manufacturers' own service organizations. CalGraph typically maintains agreements with manufacturers to provide the service for the product. CalGraph's primary focus is to provide post-sales technical support and maintenance with manufacturers that do not have a service organization.

    INTELLECTUAL PROPERTY

    On March 21, 2001, we filed a patent application with the United States Patent and Trademark Office relating to our sign creation and delivery management system for creating point of purchase signage. The Centiv business will market and sell this system, which allows a user access to an information database for selecting sign templates, inputting data for the sign templates and selecting signage products for production of the sign templates. The user can then order the created sign templates having data input and selected signage products for delivery to the user.

    PRODUCT RESEARCH AND MARKET DEVELOPMENT

    The market for our products is characterized by rapid technological change and evolving industry standards, and it is highly competitive with respect to timely product innovations. The introduction of products embodying new technology and the emergence of new industry standards can render existing products obsolete and unmarketable. We believe that our future success will depend upon our ability to develop, manufacture and market new products and enhancements to existing products on a cost-effective and timely basis. If we are unable for technological or other reasons to develop products in a timely manner in response to changes in the industry, or if products or product enhancements that we develop do not achieve market acceptance, our business will be materially and adversely affected.

LEGAL PROCEEDINGS

    We are involved in certain claims arising in the normal course of business. In the opinion of management, although the outcomes of the claims are uncertain, in the aggregate, they are not likely to have a material adverse effect on Tekgraf.

    On January 3, 2001, we closed a transaction pursuant to which we settled a lawsuit involving shareholders who exercised dissenters' rights with regard to our conversion of all Class B Common Stock to Class A Common Stock pursuant to a vote at a special meeting of shareholders held on January 21, 2000. The terms of the settlement are set forth in a Settlement Agreement and Mutual Releases dated December 21, 2000 ("Settlement Agreement"). The Settlement Agreement relates to the Shareholders of record who owned 1,191,333 shares of Class B Common Stock as of the relevant date and exercised dissenters' rights and demanded payment for their shares, plus accrued interest, pursuant to Georgia law. Because the dissenting shareholders and Tekgraf could not reach agreement as to the fair value of the shares as of the relevant date, we filed a petition in the Superior Court of Fulton County, Georgia on May 26, 2000, seeking the determination of the fair value of the dissenters' shares and accrued interest, pursuant to Georgia law (the "Dissenters' Lawsuit").

    We previously entered into a transaction that resulted in a partial settlement of the Dissenters' Lawsuit. As of October 31, 2000, we sold the assets of our Tekgraf Systems division to Micro Environments, LLC, a limited liability company controlled by Anita, Ltd., one of the dissenting shareholders in the Dissenters' Lawsuit. As consideration for the assets of the Tekgraf Systems division, Anita, Ltd. transferred to us 375,752 shares of Class A Common Stock at issue in the Dissenters' Lawsuit. Pursuant to the Settlement Agreement effective January 3, 2001, Anita, Ltd. made the final adjustment payment for the assets of the Tekgraf Systems division by surrendering to us an additional 82,418 shares of Class A Common Stock at issue in the Dissenters' Lawsuit.

    Pursuant to the Settlement Agreement, all rights of the defendants to the remaining shares at issue in the Dissenters' Lawsuit were transferred to Tekgraf. We agreed to pay an aggregate amount of $1,875,000 to resolve the Dissenters' Lawsuit, and on January 5, 2001 the parties filed a mutual notice of dismissal with the court. In addition, we agreed to pay $168,750 to Anita, Ltd. in exchange for 75,000 Class A Shares and 75,000 warrants that were not subject to the Dissenters' Lawsuit. On January 3, 2001, we paid $275,000 and delivered an Unsecured Installment Note dated December 21, 2000 (the "Note") for the remaining $1,768,750. The Note provides that we will make monthly payments commencing on March 15, 2001 and ending on December 14, 2001. The Note will not bear interest, except upon an Event of Default (as defined in the Note). Therefore, imputed interest expense of $64,341 will be recorded on our books during 2001. From the date of an Event of Default, interest will accrue on all remaining payments at a rate equal to the Prime Rate (as defined in the Note) plus 2%. Certain mutual releases and covenants not to sue will automatically be revoked if we fail to make any of the payments as provided for in the Note, and the Settlement Agreement provides that the 75,000 Class A Shares and 75,000 warrants held by Anita, Ltd. will be surrendered when we make the March 15, 2001 payment. As further described in the Settlement Agreement, we also agreed to indemnify the defendants and certain related parties against claims for or relating to any alleged failure of Tekgraf or the defendants to comply with any alleged net asset value obligations ("NAV Obligations") relating to our June 1997 acquisition of all of the outstanding stock of five regional distributors of computer graphics products. We agreed to use reasonable, good faith efforts to obtain certain mutual releases from the persons who sold stock to us in the June 1997 acquisitions, and our indemnification obligations will terminate with respect to those who execute and deliver the mutual releases. We have now obtained those mutual releases from the majority of the persons who sold stock to us in the June 1997 acquisitions.

                     MARKET PRICE OF TEKGRAF'S COMMON STOCK
                      AND RELATED SECURITY HOLDER MATTERS

    Our Class A Common Stock is quoted on the NASDAQ SmallCap Market under the symbol "TKGF" and our Warrants were quoted on the NASDAQ SmallCap Market under the symbol "TKGFW" until February 2001. Each Warrant entitles the holder thereof to purchase one share of common stock of Tekgraf at an exercise price of $8.40 at any time until 5:00 p.m., New York City time, on November 10, 2002. Beginning on November 10, 1998, the Warrants are redeemable by Tekgraf, on 30 days' written notice, at a price of $0.05 per Warrant, if the "closing price" of our common stock for any 30 consecutive trading days ending within 15 days of the notice of redemption averages in excess of $11.75 per share. The "closing price" means the closing bid price if listed in the over-the-counter market on Nasdaq or otherwise or the closing sale price if listed on the Nasdaq National Market or a national securities exchange. We have agreed not to redeem the Warrants unless a prospectus covering the shares of common stock underlying the Warrants is in effect throughout the date fixed for redemption. All Warrants must be redeemed if any are redeemed.

NASDAQ SMALLCAP MARKET

    On January 9, 2001, we received notification from Nasdaq that we had failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive trading days as required by the Nasdaq SmallCap Market under Marketplace
Rule 4310(c)(4). Therefore, in accordance with the Rule, we were provided 90 calendar days, or until April 9, 2001, to regain compliance with this Rule. If at anytime before April 9, 2001, the bid price of our common stock was at least $1.00 for a minimum of 10 consecutive trading days, Nasdaq would determine if we complied with the rule. We were unable to demonstrate compliance with the rule on or before April 9, 2001 and thus we were provided with written notification that our common stock was to be delisted. We appealed this decision and, by showing subsequent compliance, were able to prevent our common stock from being delisted.

DELISTING FROM THE NASDAQ SMALLCAP MARKET FOR WARRANTS

    We also received notice from Nasdaq that Nasdaq had determined that our Warrants to purchase common stock, issued in connection with our initial public offering, no longer met the requirements for listing on Nasdaq's SmallCap Market. Specifically, there are no longer at least two active market makers for the Warrant as required by Nasdaq rules. As a result, Nasdaq delisted the Warrants from the Nasdaq SmallCap Market at the opening of business on February 28, 2001. We believe that, as result of current market conditions for the Warrants, it is not likely that there are two market makers who would be willing to actively make a market in the Warrants. Therefore, we did not appeal Nasdaq's decision to delist the Warrants.

    The following table sets forth, for the periods indicated, the high and low closing prices per share of the common stock and redeemable warrants as reported by the Nasdaq.

1999                                                            HIGH       LOW
----                                                          --------   --------
1st Quarter
  Common Stock..............................................   $2.32      $1.13
  Redeemable Warrants.......................................     .34        .13
2nd Quarter
  Common Stock..............................................   $1.88      $1.25
  Redeemable Warrants.......................................     .28        .09
3rd Quarter
  Common Stock..............................................   $1.94      $1.06
  Redeemable Warrants.......................................     .28        .13
4th Quarter
  Common Stock..............................................   $2.19      $0.91
  Redeemable Warrants.......................................     .34        .03

2000                                                            HIGH       LOW
----                                                          --------   --------
1st Quarter
  Common Stock..............................................   $5.00      $1.38
  Redeemable Warrants.......................................     .69        .09
2nd Quarter
  Common Stock..............................................   $2.50      $1.06
  Redeemable Warrants.......................................     .44        .16
3rd Quarter
  Common Stock..............................................   $1.63      $1.06
  Redeemable Warrants.......................................     .19        .13
4th Quarter
  Common Stock..............................................   $1.06      $ .47
  Redeemable Warrants.......................................     .13        .03

2001                                                            HIGH       LOW
----                                                          --------   --------
1st Quarter
  Common Stock..............................................   $0.94      $0.38
  Redeemable Warrants (1)...................................     .06        .03
2nd Quarter
  Common Stock..............................................   $1.30      $0.38
3rd Quarter
  Common Stock..............................................   $1.70      $0.80
4th Quarter (through       , 2001)
  Common Stock..............................................   $1.70      $0.82

------------------------

(1) Due to the Redeemable Warrants being delisted as of February 28, 2001 there was no active trading market after that date.

CLASS B COMMON STOCK

    All Class B Common Stock was converted to Class A Common Stock pursuant to a vote of the securities holders at a special meeting of shareholders held on January 21, 2000. Prior to the conversion, there was no active trading market for the Class B Common Stock; however, each share of Class B Common Stock could be converted into one share of Class A Common Stock. Each share of Class B Common Stock entitled the holder to five votes per share, while the Class A Common Stock entitled the holder to one vote per share. We issued 2,192,000 shares (giving effect to our 400-for-1 stock split in June 1997 and its
 .83333325-for-one reverse stock split effected in October 1997) of Class B Common Stock as the consideration used in the acquisitions in 1997 which resulted in the formation of Tekgraf. At that time, 1,141,333 shares (again, giving effect to the stock split and reverse stock split) were already held by our shareholders. Accordingly, we had 3,333,333 shares of Class B Common Stock outstanding. During 1999 and 1998 respectively, 32,867 and 174,167 shares of Class B Common Stock were converted to Class A Common Stock on a one-for-one basis. Consequently, there were 3,126,299 outstanding shares of Class B Common Stock at December 31, 1999.

HOLDERS

    As of             , 2001, there were approximately 37 holders of record of
the common stock and 15 holders of record of the Warrants.

DIVIDENDS

    We have applied and intend to continue to apply any retained and current earnings toward the development of our business and to finance the growth of Tekgraf. Consequently, we currently do not anticipate paying cash dividends on common stock in the foreseeable future. See "Management's Discussion and Analysis of Results of Operations and Financial Condition--Liquidity and Capital Resources."

                   THE CHANNELS BUSINESS TRANSACTION PROPOSAL

BOARD OF DIRECTORS RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT THE SHAREHOLDERS VOTE "FOR" THE CHANNELS BUSINESS TRANSACTION PROPOSAL TO SELL SUBSTANTIALLY ALL OF THE OPERATING ASSETS OF THE CHANNELS BUSINESS TO SCB ACQUISITIONS FOR A PURCHASE PRICE OF $7,905,000 SUBJECT TO CERTAIN POST-CLOSING ADJUSTMENTS AND THE ASSUMPTION OF CERTAIN OF THE LIABILITIES OF THE CHANNELS BUSINESS AND TO CHANGE OUR CORPORATE NAME TO CENTIV, INC. THE BOARD HAS DETERMINED THAT THE TRANSACTIONS INCLUDED IN THE CHANNELS BUSINESS TRANSACTION PROPOSAL ARE IN THE BEST INTERESTS OF THE SHAREHOLDERS.

REASONS FOR THE CHANNELS BUSINESS TRANSACTION

    INTRODUCTION

    Today, we conduct our operations in three business segments through our Channels Business Unit, Centiv (POP) Business Unit and the CalGraph Business Unit. We believe that we currently do not have sufficient access to the capital resources required to reduce and restructure our total indebtedness and revitalize and grow all three business units. We further believe that among the available opportunities, selling the Channels Business presents the best opportunity to resolve our current strategic and financial concerns. See "Background of the Channels Business Transaction" below for a discussion of other alternatives considered and the basis for this belief.

    FACTORS CONSIDERED

    In reaching its determination to approve the sale of Channels Business, the Board considered, among other factors, (1) management's belief that the significant improvement in our balance sheet from the repayment of a substantial majority of our outstanding bank debt may help provide the remaining business units flexibility to restructure and expand operations to meet changing demands, and (2) the opinion of Mesirow Financial regarding the fairness, from a financial point of view, of the consideration to be received by Tekgraf pursuant to the proposed Channels Business transaction. See "Mesirow Opinion." The Board also considered the interests of certain members of management as described under "Interests of Certain Persons in Matters to be Acted Upon." The other material positive factors considered by the Board of Directors in reaching this determination are:

1. Management's belief that by placing more resources and focus directly on the CalGraph and Centiv Business Units, that a greater return can be achieved than by operating three distinctly different business units.

2. Management's belief that, by divesting the Channels Business Unit, there will exist a greater likelihood that the Company's value will be better recognized by the investment community.

    Material negative factors presented by management and considered by the board of directors in reaching its determination are:

1. The Channels Business transaction will result in a significant reduction in the size of our total operations and operating revenues.

2. Certain expenses relating to the costs incurred in being a public company, currently allocated to the Channels Business Unit, will be absorbed by the remaining Business Units.

SUMMARY OF THE CHANNELS BUSINESS TRANSACTION

    The following discussion is only a summary of the material terms of the asset purchase agreement and is qualified in its entirety by reference to the asset purchase agreement, which is attached to this proxy statement as Appendix A. For a more detailed discussion of the asset purchase agreement, see

"Terms of the Channels Business Transaction and the Asset Purchase Agreement" below. Any words in this summary which are capitalized and are not defined in this proxy statement have the meanings given them in the asset purchase agreement.

    Pursuant to the asset purchase agreement, we have agreed to sell to SCB Acquisitions substantially all of the assets and transfer certain of the liabilities of the Channels Business in exchange for a purchase price of $7,905,000 in cash, subject to post-closing adjustment as described below under the caption "Terms of the Channels Business Transaction and the Asset Purchase Agreement--Adjustments to Purchase Price." The post-closing adjustments are not limited by any ceiling or floor. Upon consummation of the transactions contemplated by the asset purchase agreement, SCB Acquisitions will own substantially all of the assets of the Channels Business subject to some of its liabilities and we will have significantly reduced our bank indebtedness. Our remaining operations will consist solely of the operations of our Centiv (POP) Business Unit and the CalGraph Business Unit. To complete the transactions contemplated by the asset purchase agreement, we must obtain the consent of the bank under our credit agreement and the release of outstanding security interests held by the bank in assets of the Channels Business. The bank has consented to such transactions and has agreed to release the security interests, subject to our repayment of a substantial portion of our indebtedness owing to the bank on the closing, our maintaining a $500,000 borrowing base availability until the consummation of the Channels Business transaction and the amendment and restatement of our outstanding credit facility subsequent to the consummation of the Channels Business transaction. In connection with the sale of the assets of the Channels Business we will change our corporate name to Centiv, Inc.

BACKGROUND OF THE CHANNELS BUSINESS TRANSACTION

    Based upon its national reputation and experience as a financial advisor in connection with mergers and acquisitions and its focus on middle market transactions, Tekgraf engaged Mesirow Financial to act as its exclusive financial advisor to contact parties to solicit interest in a potential transaction with Tekgraf related to the Channels Business and/or the CalGraph business, evaluate offers, assist in consummating any proposed transaction and, if appropriate, to provide its opinion as to the fairness from a financial point of view to Tekgraf of the consideration to be received by it in any such transaction.

    Over a period of several months, Mesirow Financial identified and contacted prospective purchasers (both strategic and financial) to solicit a sale of the Channels Business. First, Mesirow conducted a due diligence process on the Company. During this process, Mesirow Financial performed valuation analysis including certain discounted cash flow analysis and leveraged buy-out analysis with respect to the Channels Division. Mesirow Financial also developed a detailed list of prospective strategic and financial acquirers. Mesirow Financial contacted approximately ninety (90) prospective buyers that were approved by the Company. More than twenty-five (25) interested parties requested information or performed further due diligence. As a result of such efforts, Mesirow Financial entered into numerous discussions with prospective potential buyers. Ultimately, after reviewing the letters of intent received for the Channels business, in July 2001, the board of Tekgraf determined that the transaction with Azalea Capital was the best alternative. Mesirow Financial advised the Company with respect to financial matters during the negotiation of the letter of intent with SCB Acquisitions and Azalea Capital and with respect to the financial terms contained in the letter of intent by both Tekgraf and SCB Acquisitions in August 2001. Throughout the month of August, due diligence was conducted by Azalea and SCB Acquisitions. The first draft of the definitive agreement was then drafted at the end of August 2001. At that time the lawyers of both parties began negotiating terms set forth in the definitive agreement and came to an agreement in October 2001.


    Mesirow Financial made a presentation to our Board of Directors on October 29, 2001 and provided its oral opinion (which opinion was subsequently confirmed by delivery of a written opinion dated October 29, 2001) to the effect that the consideration to be received by Tekgraf pursuant to the terms of the Agreement is fair, from a financial point of view. The full text of Mesirow Financial's written opinion, dated October 29, 2001, which sets forth the assumptions made, matters considered and limitations on the review undertaken by Mesirow Financial, is attached hereto as Appendix C and is incorporated herein by reference. Shareholders are urged to read such opinion in its entirety.


    Under the terms of its engagement of Mesirow Financial, Tekgraf agreed to pay Mesirow Financial a retainer of $35,000 and at closing a success fee (based on the total aggregate consideration of any Channels Business and/or CalGraph Business transaction) equal to approximately 2.75% of the aggregate consideration with a minimum fee of $300,000. In addition, Mesirow Financial was paid a fee of $75,000 for the delivery of its fairness opinion which amount will be deducted from the success fee due to Mesirow. Mesirow Financial is also entitled to indemnification from Tekgraf. Tekgraf is also negotiating with Mesirow Financial to act as its non-exclusive agent in exploring opportunities for equity investments in the Centiv business following the Channels Business transaction, for which Tekgraf will pay Mesirow Financial a to be determined success fee based upon the amount of equity raised.

MESIROW OPINION


A COPY OF THE FULL TEXT OF THE OPINION OF MESIROW FINANCIAL DATED OCTOBER 29, 2001, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED AS APPENDIX
C. THIS SUMMARY DISCUSSION OF SUCH OPINION OF MESIROW FINANCIAL IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION. THE ENGAGEMENT OF MESIROW FINANCIAL AND ITS OPINION ARE FOR THE BENEFIT OF OUR BOARD OF DIRECTORS IN CONNECTION WITH ITS CONSIDERATION OF THE CHANNELS BUSINESS TRANSACTION PROPOSAL. MESIROW FINANCIAL'S OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE CONSIDERATION FROM A FINANCIAL POINT OF VIEW TO TEKGRAF AND DOES NOT ADDRESS ANY OTHER ASPECTS OF THE CHANNELS BUSINESS TRANSACTION PROPOSAL, INCLUDING THE DECISION BY THE BOARD OF DIRECTORS TO PROCEED WITH THE CHANNELS BUSINESS TRANSACTION. THE OPINION IS NOT INTENDED TO, AND DOES NOT CONSTITUTE, A RECOMMENDATION TO ANY HOLDER OF COMMON STOCK AS TO WHETHER SUCH HOLDER SHOULD VOTE FOR THE CHANNELS BUSINESS SALE PROPOSAL. HOLDERS OF COMMON STOCK ARE URGED TO READ THE OPINION OF MESIROW FINANCIAL IN ITS ENTIRETY.


    Mesirow Financial is a nationally recognized investment banking firm and is regularly engaged in acquisitions and dispositions of businesses, the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and valuations for estate, corporate and other purposes.

In arriving at its opinion, Mesirow Financial's review included:

    - A draft of the asset purchase agreement, dated October 8, 2001;

    - Selected financial, operating, business and other information, including financial forecasts, relative to the Channels Business, that were publicly available or furnished to Mesirow Financial;

    - Publicly available market and securities data of Tekgraf and of selected public companies deemed comparable to the Channels Business; and

    - To the extent available, financial information relating to selected transactions deemed comparable to the proposed transaction.

In addition, Mesirow Financial visited the headquarters of Tekgraf and conducted discussions with members of management of both Tekgraf and Azalea Capital concerning the business outlook of the Channels Business and performed the following analyses:

    COMPARABLE COMPANY ANALYSIS. Mesirow Financial compared financial information and valuation ratios relating to the Channels Business to corresponding data and ratios of publicly traded companies deemed comparable.

    COMPARABLE TRANSACTION ANALYSIS. Mesirow Financial reviewed acquisition transactions involving public and private companies that it deemed comparable to the Channels Business. Mesirow Financial selected these transactions by searching SEC filings, public company disclosures, press releases, industry and popular press reports, databases and other sources for transactions.

    DISCOUNTED CASH FLOW ANALYSIS. Mesirow Financial performed a discounted cash flow analysis for the Channels Business in which it calculated the present value of the projected hypothetical future cash flows of the Channels Business using internal financial planning data prepared by Tekgraf's management. Mesirow Financial estimated a range of theoretical values for the Channels Business based on the net present value of its implied annual cash flows and a terminal value for the Channels Business in 2005.

    Because the Channels Business has been experiencing losses, it is difficult to find meaningful comparisons for the comparable company or comparable transaction analyses. This fact, combined with Mesirow Financial's other analyses and investigation, led Mesirow Financial to conclude that the consideration being received by Tekgraf is fair from a financial point of view.

APPRAISAL RIGHTS

    Under Georgia law, following the Channels Business transaction, our shareholders will have the right to demand the appraisal value of their shares if they vote against the Channels Business transaction. A copy of the relevant provisions of the Georgia Business Corporation Code is attached as Appendix C. Any shareholder who wishes to exercise dissenters' rights is urged to carefully review Appendix C in its entirety. Such dissenters' rights, if the statutory procedures are met, could lead to a judicial determination of the fair value of the shares held by the dissenting shareholder immediately before the effectuation of the Channels Business transaction (excluding any change in value arising in anticipation of the Channels Business transaction) and a judgment requiring payment of the fair value in cash to such dissenting holders for their shares. In addition, such dissenting shareholders would be entitled to receive payment of a fair rate of interest from the date of consummation of the Channels Business transaction on the amount determined to be the fair value of their shares. Any determination of the fair value of shares in a court proceeding could be based upon considerations other than, or in addition to, the current stock price, including, among other things, asset values and earning capacity.

    In order to perfect dissenters' rights you must provide us with written notice of your intent to dissent prior to the special meeting and must not vote your shares in favor of the Channels Business transaction proposal. If you properly provide us with written notice of your intention to dissent, we will, within ten days following the special meeting send you a notice setting forth where you must demand payment for your shares and set a date not less than 30 nor more than 60 days later by which your demand for payment must be made. Once you have made a proper written demand for payment of your shares, we will, within 10 days after the receipt of such notice make an offer to you for your shares plus accrued interest along with certain financial information and an explanation as to how we arrived at the offer price. You will have 30 days following receipt of the offer to notify us as to whether you will accept the offer. If you do not respond within that 30 days you will be deemed to have accepted the offer. If you reject that offer, you may provide us, in writing, with your estimate of the fair value of the shares. If we are unable to collectively agree upon the fair value of your shares within

60 days we will commence a proceeding and petition a court of competent jurisdiction to determine the fair value of the shares. In this event, you will be bound by the determination of the court.

ACCOUNTING TREATMENT OF THE CHANNELS BUSINESS TRANSACTION


    We expect the sale of the Channels Business will become effective during the fourth quarter of 2001 resulting in a loss from the disposal of a segment. We expect, based upon the net purchase price after adjustments and expenses, the loss to be approximately $2.5 million. We anticipate costs of approximately $295,000 associated with the sale of the Channels Business. We intend to apply the proceeds of the sale, net of associated costs, to reduce our total outstanding bank indebtedness.


MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE CHANNELS BUSINESS TRANSACTION

    IN GENERAL. The following summary of the anticipated federal income tax consequences to Tekgraf of the sale of the Channels Business to SCB Acquisitions is not intended to be a complete description of the federal income tax consequences of the proposed Channels Business transaction. This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as presently in effect. However, each of these authorities is subject to change, possibly with retroactive effect. Thus, we cannot assure you that future legislation, regulations, administrative interpretations or court decisions will not significantly change the federal income tax consequences discussed herein.

    No rulings have been requested or received from the Internal Revenue Service ("IRS") as to the matters discussed in this proxy statement and there is no intent to seek any ruling from the IRS. Accordingly, we can provide no assurance that the IRS will not challenge the tax treatment of certain matters discussed or, if it does challenge the tax treatment, that it will not be successful.

    FEDERAL INCOME TAX CONSEQUENCES TO TEKGRAF. We expect to recognize a loss for federal income tax purposes upon the sale of the assets and the transfer of certain liabilities of the Channels Business to SCB Acquisitions pursuant to the asset purchase agreement. However, the determination of whether gain or loss is recognized will be made with respect to each of the assets to be sold. Accordingly, we may recognize gain on the sale of some assets and loss on the sale of others. The amount of gain or loss recognized by Tekgraf with respect to the sale of a particular asset will be measured by the difference between the amount realized by Tekgraf on the sale of that asset and our tax basis in that asset. The amount realized on the sale will include the amount of cash received, plus the amount of liabilities assumed by SCB Acquisitions. For purposes of determining the amount realized by us with respect to specific assets, the total amount realized will generally be allocated among the assets according to the rules prescribed under the Code. Because we expect to recognize a net loss on the sale of the assets and the transfer of certain liabilities of the Channels Business, we do not expect to owe any federal income tax as a result of the sale of the Channels Business.

    However, the Channels Business transaction may subject us to state or local income, franchise, sales, use or other tax liabilities in state or local tax jurisdictions in which the assets of the Channels Business are located.

    In addition, we will recognize interest income, for federal income tax purposes, with respect to the loans to Mr. Barker, Mr. Boston and Mr. McLaughlin as such interest accrues.

REGULATORY APPROVALS

    We believe that no regulatory approvals are required in connection with the sale.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

    Scott C. Barker, our current Vice President, Sales--Channels and the holder of 314,149 shares or approximately 6.59% of the outstanding common stock of Tekgraf is the principal of SCB Acquisitions, LLC. In addition, David Boston and Patrick McLaughlin, each a member of the Channels Business management team and each a shareholder of Tekgraf, are also investors in SCB Acquisitions and will be employed by SCB Acquisitions following the sale.

    The Tekgraf stock options owned by Messrs. Barker, Boston and McLaughlin as well as those owned by David Olinsky and Carol Anne Drewett, both management employees of the Channels Business, will vest immediately upon the consummation of the Channels Business transaction. In addition, these individuals will also receive additional Tekgraf stock options equal to the amount of Tekgraf stock options granted to such person during 2001. These additional options will also be fully vested and will be exercisable at any time during the 12 months following the closing of the Channels Business transaction at an exercise price equal to the closing price of Tekgraf stock on the date the options are granted as reported by NASDAQ. The ownership of Tekgraf options by these individuals is as set forth below:

                                                  NUMBER OF SHARES ISSUABLE   WEIGHTED AVERAGE
NAME                                                    UNDER OPTIONS          EXERCISE PRICE
----                                              -------------------------   ----------------
Scott C. Barker.................................            80,000                 $1.51
David Boston....................................            25,000                 $1.13
Patrick McLaughlin..............................            15,000                 $1.30
David Olinsky...................................            25,000                 $1.98
Carol Anne Drewett..............................            11,000                 $1.77

    Also, upon consummation of the Channels Business transaction, Tekgraf will make a loan to Mr. Barker in the amount of $200,000. This loan will be secured by 100,000 shares of Tekgraf common stock owned by Mr. Barker and will bear interest at a rate of 25 basis points over the current rate on our senior debt facility, as adjusted from time to time. The principal amount of this loan plus accrued interest shall be due and payable twenty-four (24) months following the date of the loan. Upon the consummation of the Channels Business transaction we shall also make loans to Mr. Boston and Mr. McLaughlin on the same terms and conditions in the amount of $30,000 and $20,000 respectively.

               TERMS OF THE CHANNELS BUSINESS TRANSACTION AND THE
                            ASSET PURCHASE AGREEMENT

    The following discussion is only a summary of the material terms of the asset purchase agreement appended as Appendix A to this proxy statement and is qualified in its entirety by reference to the asset purchase agreement.

THE ASSET PURCHASE AGREEMENT

    Pursuant to the asset purchase agreement, we have agreed to sell to SCB Acquisitions substantially all of the assets of the Channels Business for a purchase price of $7,905,000 in cash, subject to adjustments as provided below, based upon fluctuations in working capital from June 30, 2001 until the closing.

PAYMENT OF BANK INDEBTEDNESS AND RELEASE OF SECURITY INTERESTS

    Simultaneous with the sale of assets and transfer of certain liabilities to SCB Acquisitions, we will repay a substantial portion of our outstanding bank indebtedness and our bank will release its security interests in the assets transferred to SCB Acquisitions. We will fund this repayment with the net proceeds received from SCB Acquisitions.

ADJUSTMENTS TO PURCHASE PRICE

    WORKING CAPITAL ADJUSTMENT. The purchase price will be increased or decreased by the difference in the aggregate value of Accounts Receivable and Inventory less the aggregate value of Accounts Payable on the Closing Date as compared against the same amount as of June 30, 2001.

    NET ASSET VALUE ADJUSTMENT. The purchase price will be increased or decreased by the amount by which the book value of the Net Assets (defined as Accounts Receivable, Inventory, Prepaid Expenses and other Assets included in the Purchased Assets excluding Fixed Assets less the liabilities and accrued expenses assumed by SCB Acquisitions) has increased or decreased from June 30, 2001 to the closing of the Channels Business transaction. The Net Asset amount as of June 30, 2001 was $7,137,000. The Working Capital Adjustment will be deducted from the Net Asset Adjustment to arrive at a final adjustment.

ASSUMPTION OF CERTAIN OBLIGATIONS AND LIABILITIES

    SCB Acquisitions will assume and has agreed to satisfy, pay or perform when due the obligations and liabilities related to the contracts to be assumed by SCB Acquisitions, the Accounts Payable and accrued expenses incurred in connection with the ordinary course of the Channels Business subject to certain agreed upon exceptions, all other liabilities and obligations arising in connection with the conduct of the Channels Business in the ordinary course prior to the closing of the sale and all obligations and liabilities arising out of SCB Acquisitions' use of the purchased assets and operation of the Channels Business after the closing.

CLOSING

    It is expected that the closing will take place as soon as practicable following the approval of our shareholders at this special meeting, but not later than November 30, 2001. The closing is conditioned upon approval of the Channels Business transaction by our shareholders, and the satisfaction or waiver of the other conditions to closing described in the asset purchase agreement. If we waive any material conditions to closing following approval by the shareholders, we will advise the shareholders of such waiver and resolicit their vote.

REPRESENTATIONS AND WARRANTIES

    The asset purchase agreement contains representations and warranties of Tekgraf as to:

    - organization, power and standing;

    - power and authority relative to sale of purchased assets;

    - validity of obligations;

    - title to the purchased assets;

    - accuracy of public filings;

    - lack of material adverse change;

    - pending or threatened litigation;

    - brokers;

    - contracts and leases;

    - title and sufficiency of intellectual property;

    - applicability of bulk sales act;

    - tax matters;

    - employee benefit and labor matters;

    - employees;

    - title to inventories;

    - accounts receivable;

    - customers and vendors;

    - insurance coverage;

    - prohibitive orders;

    - compliance with laws; and

    - solvency.

CONDUCT OF BUSINESS PENDING CLOSING OF THE SALE

    We have agreed, between the date of the asset purchase agreement and the closing to:

    - conduct the Business in the ordinary course;

    - maintain the books, accounts and records of the Business in the usual, regular and ordinary manner;

    - not dispose of any assets other than in the ordinary course of business;

    - not enter into any material agreement relating to the Business outside of the ordinary course of business;

    - refrain from hiring, terminating or making any material change in the compensation of any employee of the Business outside of the ordinary course of business;

    - refrain from entering into any agreement or commitment for material capital expenditures;

    - refrain from soliciting or accepting orders which cannot be supplied before the date of the closing of the sale; and

    - pay its accounts payable and other accrued expenses on customary trade terms consistent with past practice.

INDEMNIFICATION

    We have agreed to indemnify SCB Acquisitions for damages arising out of
(i) breaches, if any, of our representations, warranties and covenants under the asset purchase agreement; provided, however that to the extent that we prove by competent evidence that Scott C. Barker, the principal of SCB Acquisitions and a member of the management team of Channels Business, had actual knowledge within the normal scope of his duties and before the closing of facts contrary to the statements made in any representation or warranty of Tekgraf under the asset purchase agreement and SCB Acquisitions completes the sale without requiring correction or amendment of such statements, and SCB Acquisitions may not assert reliance on such representation or warranty in connection with any claim for indemnification and (ii) our failure to satisfy, perform and discharge any of our liabilities other than those being assumed by SCB Acquisitions.

EMPLOYEES

    SCB Acquisitions has agreed to offer employment to the majority of the employees of the Channels Business on substantially equivalent terms and conditions to those under which they are currently employed.

NON-COMPETE

    Tekgraf has agreed, for a period of three years after the Closing Date, not to own, directly or indirectly, equity exceeding 10%, manage, operate or control any business, venture or activity in the United States which is identical to or directly competitive with the Channels Business; PROVIDED, HOWEVER, that it is expressly agreed that the provision of replacement products or parts in connection with service performed by Tekgraf or any of its subsidiaries or for the customers of Tekgraf or its affiliates shall not be considered to be a breach of this prohibition; PROVIDED FURTHER, HOWEVER, that as long as the subsidiary or affiliate remains under the control of Tekgraf, we shall cause such subsidiary or affiliate to procure all such replacement products or parts from SCB Acquisitions on reasonable terms and conditions.

    SCB Acquisitions has agreed that neither SCB Acquisitions nor any of its subsidiaries or affiliates shall, for a period three years after the Closing Date, directly or indirectly, run, own equity exceeding 10%, manage, operate or control any business, venture or activity in North America (a) which is identical to or directly competitive with any business of our Centiv Business unit described in our Form 10-K for the year ended December 31, 2000 existing immediately after the Closing or (b) which is identical to or directly competitive with the business (as currently conducted) of CalGraph as related to certain material customers.

CONDITIONS TO CLOSING

    CONDITIONS TO THE OBLIGATIONS OF SCB ACQUISITIONS

    The obligations of SCB Acquisitions to complete the Sale are subject to the following conditions, unless waived in writing:

    - the representations and warranties of Tekgraf in the asset purchase agreement and in any certificate or document delivered pursuant to the provisions of the asset purchase agreement being true and correct in all material respects at and as of the time of the closing;

    - SCB Acquisitions having received appropriate evidence of the continued existence and good standing on the date of the closing of Tekgraf in the State of Georgia and evidence of the approval of the Board of Directors and shareholders of Tekgraf with respect to the authorization and approval of the consummation of the Sale;

    - Tekgraf having performed and complied with all covenants and conditions required by the asset purchase agreement to be performed and complied with by Tekgraf at or prior to the closing;

    - Tekgraf having discharged (or made arrangements reasonably satisfactory to SCB Acquisitions with respect to) all liens on each of the assets being purchased by SCB Acquisitions with the exception of certain permitted liens;

    - SCB Acquisitions having received from Tekgraf a bill of sale and assignment and a trademark and service mark assignment;

    - the reasonable satisfaction of SCB Acquisitions' counsel as to the form and substance of all proceedings with respect to the execution and delivery of the asset purchase agreement and the consummation of the transactions contemplated in the asset purchase agreement, including any and all certificates and other documents delivered in connection with the asset purchase agreement; and

    - SCB Acquisitions having obtained financing to consummate the transactions contemplated by the asset purchase agreement that is reasonably satisfactory to SCB Acquisitions.

    CONDITIONS TO THE OBLIGATIONS OF TEKGRAF

    Our obligations to complete the Channels Business transaction are subject to the following conditions, unless waived in writing:

    - the representations and warranties of SCB Acquisitions in the asset purchase agreement and in any certificate or document delivered pursuant to the provisions of the asset purchase agreement being true and correct in all material respects at and as of the time of the closing;

    - our having received appropriate evidence of the continued existence and good standing on the date of the closing of SCB Acquisitions in its jurisdiction of organization and evidence of the approval of the managers of SCB Acquisitions with respect to the authorization and approval of the consummation of the Sale;

    - SCB Acquisitions having performed and complied with all covenants and conditions required by the asset purchase agreement to be performed and complied with by SCB Acquisitions at or prior to the closing;

    - the transactions contemplated by the asset purchase agreement shall have been approved by the requisite vote of our shareholders; and

    - our board of directors having not determined in good faith, after receiving advice from our outside legal counsel, that termination of the asset purchase agreement is necessary for our board of directors to comply with its fiduciary duties to our shareholders under Georgia law.

TERMINATION

    TERMINATION AND TERMINATION FEES

    The asset purchase agreement may be terminated at any time prior to closing:

    - by mutual written consent of the parties;

    - by either Tekgraf or SCB Acquisitions if any of the representations, warranties or covenants made by the other party under the asset purchase agreement is not true or is breached in any material respect, and such untruth or breach remains uncured for more than five business days following written notice of such untruth or breach;

    - by either Tekgraf or SCB Acquisitions if any of the conditions to their closing of the Channels Business transaction described above have not been satisfied in all material respects, provided such terminating party is not in material breach of the asset purchase agreement at the time; and

    - BY US IF OUR BOARD OF DIRECTORS DETERMINES IN GOOD FAITH, AFTER RECEIVING ADVICE FROM OUR OUTSIDE LEGAL COUNSEL, THAT TERMINATION OF THE ASSET PURCHASE AGREEMENT IS NECESSARY FOR OUR BOARD OF DIRECTORS TO COMPLY WITH ITS FIDUCIARY DUTIES TO OUR SHAREHOLDERS UNDER GEORGIA LAW.

    If our board of directors terminates the asset purchase agreement in order to fulfill its fiduciary duties to our shareholders, we must pay SCB Acquisitions a termination fee in the amount of $75,000.

THE BUYER

    The buyer, SCB Acquisitions, LLC, is a South Carolina limited liability company formed specifically to acquire the assets of the Channels Business. The buyer is a privately held company that is directly and indirectly owned and controlled by certain current members of the management of the Channels Business. Scott C. Barker, our Vice President, Sales for the Channels Business, is the president and chief executive officer of SCB Acquisitions. We have been informed that SCB Acquisitions will obtain the funds necessary to consummate the Channels Business transaction from outside financing sources. The Channels Business transaction is contingent upon SCB Acquisitions obtaining financing that it finds reasonably acceptable.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE CHANNELS BUSINESS TRANSACTION PROPOSAL.



           QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK



    Financial instruments that potentially subject us to significant concentrations of credit risk consist principally of trade accounts receivable. Credit risks with respect to trade receivables are limited due to the diversity of customers comprising our customer base. We purchase credit insurance for all significant open accounts and perform ongoing credit evaluations and charges uncollectible amounts to operations when they are determined to be uncollectible.



                SHAREHOLDERS' PROPOSALS FOR 2002 ANNUAL MEETING



    In order for a shareholder proposal to be included in the proxy statement and form of proxy relating to our 2002 Annual Shareholders' Meeting, you must submit a proposal in writing no later than December 3, 2001. Your proposal must be in writing and comply with the proxy rules of the Securities and Exchange Commission. You may also submit a proposal that you do not want included in the proxy statement but that you want to raise at the May 2002 annual meeting no later than December 3, 2001. If you submit a proposal after the deadline and we choose to consider it, then Securities and Exchange Commission rules permit the individuals named in the proxies solicited by Tekgraf's board of directors for that meeting to exercise discretionary voting power as to that proposal.



    Our bylaws require that you provide us with written notice setting forth with particularity: (1) your name and business address and the names and business addresses of any person or entity acting in concert with you; (2) your name and address and the name and address of those persons listed according to clause (1) as they appear on our books; (3) the class and number of shares of Tekgraf stock that you and each of those individuals or entities beneficially own; (4) a description of the proposal and all material related information; and
(5) any other information that the board of directors reasonably determines is necessary or appropriate to enable it and Tekgraf shareholders to consider the proposal. You should send your proposal to our Secretary at our address on the cover of this proxy statement.



                   SELECTED HISTORICAL FINANCIAL INFORMATION



    The selected historical financial data of Tekgraf in the table below as of and for each of the five fiscal years ended December 31 has been derived from our audited consolidated financial statements. The unaudited financial data as of and for the nine months ended September 30, 2001 and 2000 has been derived from our unaudited condensed consolidated financial statements. This selected historical financial data should be read in conjunction with our management's discussion and analysis of financial condition and results of operations, as well as the financial statements and notes thereto.

                                 TEKGRAF, INC.
                   SELECTED HISTORICAL FINANCIAL INFORMATION
               ($ IN THOUSANDS, EXCEPT SHARES AND PER SHARE DATA)


                             NINE MONTHS ENDING
                               SEPTEMBER 30,                                 YEAR ENDING DECEMBER 31,
                         --------------------------    ---------------------------------------------------------------------
                            2001           2000           2000           1999           1998          1997           1996
                         -----------    -----------    -----------    -----------    ----------    -----------    ----------
Net Sales............    $    54,098    $    66,910    $    95,703    $   102,492    $   84,438    $    33,748            --
Cost of goods sold...         45,194         57,060         82,307         85,896        71,313         28,674            --
Gross Profit.........          8,904          9,850         13,396         16,596        13,125          5,074            --

OPERATING EXPENSES:
Selling, general and
admin................          9,612         11,161         15,042         15,569        12,047          4,737            --
Depreciation.........            572            357            561            338           195             92            --
Amortization of
goodwill.............            140            140            187          6,725           610            265            --
Restructuring
charges..............             --             --            541            847            --             --            --
Income (Loss) from
continuing operations
before interest and
income taxes.........         (1,420)        (1,808)        (2,935)        (6,883)          273            (20)           --
Other income/
(expense)............             --             --             41             85           303           (177)           --
Interest expense,
net..................            775            174            375            157            37            124            --
Income (Loss) before
benefit for income
taxes................         (2,195)        (1,982)        (3,269)        (6,955)          539           (321)           --
Income taxes
(Benefit)............           (645)          (664)        (1,053)            (5)          472              2            --
Income (Loss) from
continuing
operations...........         (1,550)        (1,318)        (2,216)        (6,950)           67           (323)           --
Income (Loss) from
discontinued
operations (net of
tax benefit).........             --            (85)          (118)          (168)           24            (70)           43
                         -----------    -----------    -----------    -----------    ----------    -----------    ----------
Net Loss.............    $    (1,550)                       (2,334)        (7,118)           91           (393)           43
                         ===========    ===========    ===========    ===========    ==========    ===========    ==========
Basic and diluted
weighted average
shares outstanding...      4,995,952      6,161,664      6,130,366      6,161,664     5,889,459      2,581,441     1,084,266

LOSS APPLICABLE TO
COMMON SHARES:
Continuing
operations...........    $     (0.31)   $     (0.21)   $     (0.36)   $     (1.13)   $     0.02    $     (0.13)           --
Discontinued
operations...........             --    $     (0.02)   $     (0.02)   $     (0.03)   $     0.00    $     (0.03)   $     0.04
                         -----------    -----------    -----------    -----------    ----------    -----------    ----------
Net Loss.............    $     (0.31)   $     (0.23)   $     (0.38)   $     (1.16)   $     0.02    $     (0.15)   $     0.04

                                 TEKGRAF, INC.
                   SELECTED HISTORICAL FINANCIAL INFORMATION
                           CONSOLIDATED BALANCE SHEET
                                ($ IN THOUSANDS)


                                                                                 YEAR ENDING DECEMBER 31,
                                                SEPTEMBER 30,    --------------------------------------------------------
                                                    2001           2000        1999        1998        1997        1996
                                                -------------    --------    --------    --------    --------    --------
BALANCE SHEET DATA:
Working Capital.............................      $  1,740       $  2,461    $  9,289    $ 11,821    $13,066      $ (104)
Total Assets................................        24,262         35,270      37,340      37,156     29,952       3,007
Due to Stockholders/related entities........            --             --          --          --        517       2,211
Long-term obligations.......................            --             --          --          --         13          --

STOCKHOLDERS' EQUITY:
Due from Stockholder........................        (2,074)        (1,941)     (1,780)       (608)        --          --
Paid in Capital/Retained Earnings...........         8,230          9,780      15,151      22,270     20,055          10
                                                  --------       --------    --------    --------    -------      ------
Total Stockholders' Equity..................      $  6,156       $  7,839    $ 13,371    $ 21,662    $20,055      $   10

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS
                           AND RESULTS OF OPERATIONS



OVERVIEW



    In 1997, Tekgraf, Inc. was created from a merger of five wholesale distributors. Tekgraf integrated the businesses and distribution systems allowing for the development of an unparalleled network of distribution channels. These channels have helped Tekgraf become a leader in the distribution of computer graphics technologies through value-added resellers, system integrators, retailers, mass merchandisers and direct marketers.



    Utilizing the Company's expertise in the computer graphics market and innovation, Tekgraf expanded its service offering to provide clients a unique opportunity to increase the visibility of their products at the retail level and make the greatest impact on the consumer through digital "Point-of-Purchase"
(POP) merchandising.



    Today, the Company is organized into three distinct business units:



    - Channels Business: This division specializes in the value-added wholesale distribution of computer graphics technologies throughout North America.



    - The POP Business: This division offers digital merchandising services utilizing both Internet-based services and turnkey systems to retail and manufacturing customers who wish to produce high-resolution, full color posters, banners and other custom POP signage.



    - CalGraph Technology Services, Inc.: This wholly owned subsidiary of Tekgraf is a leading provider of on-site service and preventative maintenance services specializing in wide-format printing devices. CalGraph's U.S. and Canadian service operations include field service technicians, customer support call center, component repair and refurbishment facilities and parts logistics.



    As of October 31, 2000, the Company sold the assets of its Tekgraf Systems Division to a company controlled by a dissenting shareholder. See Item 3. Legal Proceedings.



RESULTS OF OPERATIONS



    Net sales reflect the sale of the Company's products, net of allowances for returns and other adjustments. Both Channels Business and POP Business sales are generated from the sale of products primarily in the U.S. CalGraph Technology Services sales are generated from the maintenance and repair of products in the U.S. and Canada and the sale of printer and plotter parts on an international basis.



    Cost of goods sold consists primarily of product costs (costs of acquisition or manufacture) and freight charges. Cost of goods sold also includes direct expenses, such as labor and inventory, obtaining FCC certification of products where required, the cost of shipping, and overhead allocated to direct expenses incurred in manufacturing products sold by the Company. The direct costs associated with providing services performed by the Company for its customers are also included in the cost of goods sold.



    A large portion of the Company's operating expenses is relatively fixed. Since the Company does not obtain long-term purchase orders or commitments from its customers, it must anticipate the future volume of orders based upon historical purchasing practices of its customers. Cancellations, reductions or delays in orders by a customer or group of customers could have a material adverse effect on the Company's business, financial condition and results of operations.

    Selling, general and administrative (SG&A) expenses include costs for sales representatives, marketing and advertising of the Company's products, training, warehouse costs, information technology, corporate and administrative functions, employee benefits, and facility costs.



    Interest expense includes costs and expenses associated with working capital indebtedness, as evidenced by outstanding balances on the Company's current credit facilities, offset by interest income associated with a loan to a shareholder.



    During the year ended December 31, 2000, the Company reevaluated its current segment reporting. In previous years, the Company had three business units:
Graphics, Technology and Services. The Company's management now segments the business into three business units: Channels, POP, and Services. All prior year results have been restated to be comparative to the current year's results. These business units are revenue producing components of the Company about which separate financial information is produced internally and operating decisions are made. For the Channels Business net sales, no customers accounted for more than 10% of the sales for the years ended December 31, 2000, 1999 and 1998, respectively. For the POP net sales, one customer accounted for 97%, 80%, and 83% of sales for the years ended December 31, 2000, 1999 and 1998, respectively. No customers accounted for more than 10% of net sales for the Services Division for the years ended December 31, 2000, 1999, and 1998, respectively. International sales for all three divisions were insignificant for the years ended December 31, 2000, 1999 and 1998, respectively.



NINE MONTHS ENDED SEPTEMBER 30, 2001 COMPARED WITH NINE MONTHS ENDED
  SEPTEMBER 30, 2000



    CONTINUING OPERATIONS:



    NET SALES.  Total net sales from continuing operations decreased
$12.8 million, or 19.1%, to $54.1 million for the nine months ended
September 30, 2001, compared to $66.9 million for the nine months ending September 30, 2000. The decrease in sales was primarily in the Channels Business due to the economic slowdown in the US economy for capital equipment purchases as well as a strategic emphasis on selling higher margin products into the sales channel. However, the net sales for the Centiv Business increased 16.3% to $9.2 million for the nine months ended September 30, 2001, compared to $7.9 million for the nine months ended September 30, 2000. This increase is attributable to the Company's strategic focus on the development and implementation of Centiv's Instant Impact, a web-based, online digital merchandizing point-of-purchase solution for the custom signage business, as well as an increase in product offerings to Centiv's customer base.



    GROSS PROFIT. The gross profit as a percentage of sales improved 1.7% to 16.4% for the nine months ended September 30, 2001 from 14.7% for the nine months ended September 30, 2000. The margin improvement relates to new higher margin product offerings in both the Channels and Centiv Businesses. Gross profit from continuing operations decreased $1.0 million or 9.7% to $8.9 million for the nine months ended September 30, 2001 as compared to $9.0 million for the nine months ended September 30, 2000.



    SG&A EXPENSES.  SG&A expenses from continuing operations decreased
$1.6 million or 13.9% to $9.6 million for the nine months ended September 30, 2001 compared to $11.2 million for the nine months ended September 30, 2000. SG&A expenses as a percentage of sales were 17.8% and 16.7% for the nine months ended September 30, 2001 and 2000, respectively. The decrease in SG&A expenses relates to the cost-cutting measures the Company implemented during the fourth quarter of 2000 to reduce overhead expenses. In addition, the prior year contained one-time unusual expenses associated with the settlement of legal disputes associated with the dissenting shareholder's claim, relocation of the Company's headquarters and the establishment of a new management team. The SG&A expenses for the nine months ended September 30, 2001 includes $134,000 of one-time expense for staff reductions. The staff reductions are expected to generate about $850,000 in annual expense savings.

    DEPRECIATION EXPENSE. Depreciation expense from continuing operations increased $215,000 or 60.2%, to $572,000 for the nine months ended
September 30, 2001, as compared to $357,000 for the nine months ended
September 30, 2000. The increase relates to the Company implementing a new state of the art enterprise wide software package as well as web development of the Centiv Business' new online digital merchandizing point-of-purchase for the custom signage business.



    AMORTIZATION OF GOODWILL. Amortization expense from continuing operations remained constant at $140,000 for the nine months ended September 30, 2001 and September 30, 2000, respectively.



    INTEREST EXPENSE, NET. Interest expense from continuing operations increased $601,000 to $775,000 for the nine months ended September 30, 2001, as compared to $174,000 for the nine months ended September 30, 2000. During the third quarter, the Company incurred a $200,000 waiver fee, which is included in the $775,000 for the period ending September 30, 2001. The $200,000 relates to the Company not meeting certain financial covenants as outlined in the bank agreement. The Company's net debt, which is the Company's bank debt and notes payable, minus cash, has decreased $5.1 million or 41.1%, from $12.4 million as of December 31, 2000 to $7.3 million as of September 30, 2001.



    INCOME TAXES. The Company's effective tax rate for continuing operations was a benefit of 29.4% for the nine months ended September 30, 2001, compared to a benefit of 33.5% for the nine months ended September 30, 2000.



    NET LOSS. The Company had a net loss from continuing operations of $1.6 million for the nine months ended September 30, 2001, as compared to a net loss of $1.3 million for the nine months ended September 30, 2000.



DISCONTINUED OPERATIONS:



    The Company had a net after tax loss from discontinued operations of $85,000 for the nine months ended September 30, 2000 relating to the Tekgraf Technology Systems Business.



YEAR ENDED DECEMBER 31, 2000 COMPARED WITH YEAR ENDED DECEMBER 31, 1999.



    NET SALES.  The net sales from continuing operations decreased
$6.8 million, or 6.6%, to $95.7 million for the year ended December 31, 2000
compared to $102.5 million for the year ended December 31, 1999.   The Channels
Business net sales decreased $8.7 million or 10.9% to $71.4 million for the year ended December 31, 2000 compared to $80.1 million for the year ended
December 31, 1999. The decline is attributable to a direct sales initiative implemented by certain vendors. The Company expects new product introductions in the first quarter of 2001 will help offset the revenue decline from certain vendors who have implemented direct sales initiatives. The POP Business net sales decreased $1.7 million or 10% to $15.2 million for the year ended
December 31, 2000 compared to $16.9 million for the year ended December 31, 1999. The decrease is due to a large system rollout for a major customer initiative in 1999, which was not repeated to the same extent during 2000. The CalGraph Services Business sales increased $3.7 million or 68.5%, to $9.1 million for the year ended December 31, 2000 compared to $5.4 million for the year ended December 31, 1999. The CalGraph Services division was acquired on April 1, 1999. On a proforma basis, if the CalGraph Services Business would have been acquired on January 1, 1999 instead of April 1, 1999, net sales for the year ended December 31, 1999 would have been $7.3 million. On that basis, comparing net sales for the year ended December 31, 2000 of $9.1 million versus the proforma sales of $7.2 million for the year ended December 31, 1999, net sales increased $1.8 million or 24.7%. The increase relates to third-party service contracts awarded to Calgraph during 2000.



    GROSS PROFIT.  Gross profit from continuing operations decreased
$3.2 million, or 19.3% for the year ended December 31, 2000, to $13.4 million compared to $16.6 million for the year ended December 31, 1999. Gross profit as a percentage of sales decreased 2.0% to 14.0% for the year ended

December 31, 2000 compared to 16.2% for the year ended December 31, 1999. The decrease in the gross margin percentage was primarily due to change of product sales mix in the Channels Business, as well as a decrease in higher gross profit margin sales for the POP Business for the year ended December 31, 2000 as compared to the year ended December 31, 1999.



    SG&A EXPENSES.  SG&A expenses from continuing operations decreased
$0.6 million or 3.8% to $15.0 million for the year ended December 31, 2000 compared to $15.6 million for the year ended December 31, 1999. SG&A expenses as a percentage of sales were 15.7% and 15.2% for the years ended December 31, 2000 and 1999, respectively. SG&A expenses for the period ending December 31, 2000 include unusual expenses of approximately $1.5 million relating to settlement of legal disputes associated with the Dissenters shareholder claim, relocation of the Company's headquarters from Atlanta to Vernon Hills, IL, the establishment of a new management team as well as the consolidation of the Company's operations. The Company believes that these expenses relate to the year ending December 31, 2000 and are not expected to go forward into future periods.



    DEPRECIATION EXPENSE. Depreciation expense from continuing operations increased $223,000 or 60% to $561,000 for the year ended December 31, 2000, compared to $338,000 for the year ended December 31, 1999. The increase is due to new software and computer equipment purchased for the Calgraph Service Business during the third quarter of 1999.



    AMORTIZATION AND IMPAIRMENT OF GOODWILL. Amortization expense from continuing operations decreased $6.5 million to $187,000 for year ended December 31, 2000, compared to $6.7 million for the year ended December 31, 1999. During 1999, the management of the Company reviewed and completed an analysis and determined that $6,193,318 of the unamortized goodwill relating to the acquisitions from 1997 and 1998 was impaired and therefore not recoverable, which resulted in a third quarter 1999 write-down in the statement of operations.



    RESTRUCTURING CHARGES. The Company has restructured the Channels Business to size the organization to fit todays sales volumes. Accordingly, $541,000 has been charged to operations in 2000 consisting of $384,000 related to leased premises no longer in use and $157,000 for severance costs for reductions in staff in the Channels Business. The total restructuring charge of $541,000 is expected to result in annual savings of $1.0 million.



    BENEFIT FOR INCOME TAXES. The Company's effective tax rate from continuing operations was a tax benefit of 32.2% for the year ended December 31, 2000 as compared to tax benefit of .07% for the year ended December 31, 1999. The difference between the Company's effective and statutory tax rates was primarily due to the amortization of non-deductible goodwill and to state taxes, net of the federal benefit.



YEAR ENDED DECEMBER 31, 1999 COMPARED WITH YEAR ENDED DECEMBER 31, 1998.



    NET SALES. Total net sales increased $18.1 million, or 21.4%, to $102.5 million for the year ended December 31, 1999 compared to $84.4 million for the year ended December 31, 1998. The Channels Business net sales increased $3.8 million or 5.0% to $80.1 million for the year ended December 31, 1999 compared to $76.3 million for the year ended December 31, 1998. The POP Business net sales increased $8.8 million or 108.6% to $16.9 million for the year ended December 31, 1999, compared to $8.1 million for the year ended December 31, 1998. The increase was due to an increase in POP sales of $8.8 million. The CalGraph Services Business net sales of $5.4 million for the year ended
December 31, 1999 was due to the acquisition of the CalGraph business effective April 1999.



    GROSS PROFIT. Gross profit for 1999 increased $3.5 million, or 26.7%, to $16.6 million compared to $13.1 million for 1998. Gross profit as a percentage of sales increased to 16.2% for 1999 compared to 15.5% for 1998. The increase in the gross margin percentage was primarily due to higher profit margin sales for the POP Business as well as the higher profit margin for the CalGraph Service Business acquired in April 1999. The gross profit as a percentage of sales for the Channels Business remained constant for the year ended
December 1999 compared to the year ended December 1998.



    SG&A EXPENSES. SG&A expenses increased $3.6 million, or 30%, to $15.6 million for 1999 compared to $12.0 million for 1998. SG&A expenses as a percentage of sales were 15.2% and 14.2% for 1999 and 1998, respectively. Of the increase, $1.9 million was attributable to the acquisition of the acquisition of the CalGraph, which was offset by a decrease of $1.0 million in SG&A expenses for the sale of the Prisym Technologies Inc. of Georgia during the first quarter of 1999. The remainder of the increase is due to increased SG&A expenses associated with increased sales and support costs associated with the growth of the Company.



    DEPRECIATION EXPENSE. Depreciation expense from continuing operations increased $143,000 or 73% to $338,000 for the year ended December 31, 1999, compared to $195,000 for the year ended December 31, 1998. The increase is due to new software and computer equipment purchased for the Calgraph Service Business during the third quarter of 1999.



    AMORTIZATION AND IMPAIRMENT OF GOODWILL. Management of the Company, since each of the respective acquisitions, has continually reviewed the recoverability of goodwill, as events and changes in circumstances have warranted, to determine whether or not any of the related goodwill associated with the acquisitions has been impaired. In 1999, in light of several additional factors, including the continued change in the manner in which acquired assets are being utilized and the history and forecasted revenues and earnings of the related acquisitions, the Company reviewed and completed an analysis and determined that $6,193,318 of the unamortized goodwill is impaired and therefore not recoverable, resulting in a write-down in the third quarter statement of operations.



    RESTRUCTURING CHARGES. In connection with the acquisitions, many functions formerly performed in regional offices have been consolidated and centralized resulting in certain office or warehouse locations no longer being necessary to the Company's operations. Accordingly, $230,000 has been charged to operations in 1999 related to these leased premises no longer in use. Additionally, associated with the related centralization and consolidation and as part of management's overall strategic plan, certain costs have been incurred related to these acquisitions, including employee severance. These costs, amounting to $617,061, have been combined with the above described amount and are reflected as Restructuring Charges and Other Expenses in the 1999 statement of operations.



    BENEFIT FOR INCOME TAXES. The Company's effective tax rate was .07% for the year ended December 31, 1999 as compared to 87.6% for the year ended
December 31, 1998. The difference between the Company's effective and statutory tax rates was primarily due to the amortization of non-deductible goodwill and to state taxes, net of the federal benefit.



LIQUIDITY AND CAPITAL RESOURCES



    The Company generated $6.4 million of cash from operations for the nine months ended September 30, 2001 compared to cash used of $2.2 million from operations for the nine months ended September 30, 2000. During the nine months ended September 30, 2001, accounts receivable generated $9.3 million, inventory generated $2.3 million and accounts payable used $4.1 million. Cash generated from accounts receivables was a result of improvement in the collection period as well as lower sales in the period. Cash generated from inventory was due to management's focus on reducing inventory levels. The use of cash for accounts payable was for the payment to vendors relating to inventory purchases associated with the strong fourth quarter 2000 sales.



    On September 30, 2001, the Company had a negative working capital of $1.7 million, compared to a positive $1.1 million as of December 31, 2000.

    For the nine months ended September 30, 2001 and September 30, 2000, the Company used $1.2 million and $0.7 million of cash, respectively, in investing activities due to the purchase of property and equipment. The cash used for the nine months ended September 30, 2001 relates to the Company implementing a new state of the art enterprise wide software package as well as development costs related to the Centiv Business' new on-line digital merchandizing systems for point-of-purchase customized signage.



    For the nine months ended September 30, 2001, the Company used $5.4 million in financing activities to pay down the bank line of $3.7 million and pay to down $1.5 million on the note issued in connection with the settlement of the Dissenters' Lawsuit (see Note 11 of Notes to Consolidated Financial Statements). During the nine months ended September 30, 2001, the Company had borrowings of $49.6 million and repayments of $53.3 million under the outstanding bank loan.



    The Company was out of compliance with certain covenants under its bank agreement, including the fixed charge coverage and leverage ratios, for the months ended August 31, September 30, and October 31, 2001 has obtained a waiver from the bank. In connection with the waiver, the Company has agreed that the financial covenants contained in the bank agreement will continue to be tested on a monthly basis.



    To complete the contemplated sale of the assets of the Channels Business, the Company must obtain the consent of the bank under its credit agreement and the release of outstanding security interests held by the bank in assets of the Channels Business. The bank has consented to the sale and has agreed to release the security interests, subject to the Company's repayment of a substantial portion of its indebtedness owing to the bank on the closing of the sale, the Company maintaining a $400,000 borrowing base availability until the consummation of the sale, and the amendment and restatement of the Company's outstanding credit facility subsequent to the consummation of the sale. After the sale of the Channels Business assets, the borrowing base under the Company's credit agreement will be reduced accordingly.



    The Company believes that its available funds together with its current and anticipated credit facilities will be adequate to satisfy its current and planned operations, including restructuring accruals, for at least the next
12 months.



    On June 29, 2001, the Financial Accounting Standards Board (FASB) approved for issuance Statement of Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS. The FASB issued these Statements on July 20, 2001. Major provisions of this Statement include the following:



    - any negative goodwill remaining after reducing the carrying value of certain acquired assets to zero is recognized as an extraordinary gain



    - goodwill and those intangible assets that have indefinite lives are not amortized but are tested for impairment annually and whenever there is an impairment indicator. In certain circumstances, goodwill impairment testing need not be done annually. All acquired goodwill must be assigned to reporting units for purposes of impairment testing.



    - SFAS 142 is effective for fiscal years beginning after December 15, 2001. Early adoption is permitted for companies with fiscal years beginning after March 15, 2001 but only if they have not issued their first quarter financial statements prior to adoption. Regardless of the full adoption date, the nonamortization provisions of SFAS 142 are effective for business combinations and other transactions completed after June 30, 2001.



    - the Statement also includes guidance on financial statement presentation and disclosures.



    The Company will implement FAS 142 as of January 1, 2002.

              UNAUDITED FINANCIAL STATEMENTS OF CHANNELS BUSINESS



    The Channels Business financial data in the table below is unaudited and was derived from the consolidated balance sheets and statements of income (loss) of Tekgraf for the nine months ended September 30, 2001 and September 30, 2000 as well as the fiscal years ended December 31, 2000 and 1999 and demonstrates only the results of the Channels Business as a stand alone entity. These financial statements are illustrative only and do not necessarily reflect the results that would have been experienced by the Channels Business if it were a stand alone entity.



                             CHANNELS BUSINESS UNIT
                            HISTORICAL BALANCE SHEET
                                ($ IN THOUSANDS)



                                                             SEPTEMBER 30,         DECEMBER 31,
                                                          -------------------   -------------------
                                                            2001       2000       2000       1999
                                                          --------   --------   --------   --------
ASSETS
Current Assets:
Cash & cash equivalents.................................       --         --         --         --
Net Accounts Receivable.................................  $ 5,735    $11,567    $11,045    $12,697
Net Inventory...........................................    4,451      5,356      6,713      9,238
Prepaid & other current assets..........................       51        301        402        303
Income Tax Receivable...................................       --         --         --         --
Deferred Taxes..........................................       --         --         --         --
    TOTAL CURRENT ASSETS................................  $10,237    $17,224    $18,160    $22,238
LONG TERM ASSETS:
Net Property, Plant, & Equipment........................      653        571        794        417
Net Goodwill............................................    1,989      2,175      2,128      2,315
Deferred income taxes...................................       --         --         --         --
Other Long-Term Assets..................................       27         44         69         75
Net assets of Discontinued Business.....................       --         --         --         --
TOTAL LONG TERM ASSETS..................................  $ 2,669    $ 2,790    $ 2,991    $ 2,807
TOTAL ASSETS............................................  $12,906    $20,014    $21,151    $25,045



                                                          SEPTEMBER 30,         DECEMBER 31,
                                                       -------------------   -------------------
                                                         2001       2000       2000       1999
                                                       --------   --------   --------   --------
LIABILITIES & EQUITY:
Current Liabilities:
Current Debt.........................................        --         --         --         --
Current note payable.................................        --         --         --         --
Accounts payable.....................................     3,934      7,582      6,370     12,647
Accrued expenses.....................................       144        344        545        601
Contract obligation and deferred income..............        --         26         19         14
    Total Current Liabilities........................     4,078      7,952      6,934     13,262
Deferred income taxes................................        --         --         --         --
    Total Liabilities................................  $  4,078   $  7,952   $  6,934   $ 13,262
STOCKHOLDERS' EQUITY:
Net Investment in Business...........................    18,843     21,675     24,051     20,194
Retained Earnings....................................   (10,031)    (9,613)    (9,834)    (8,411)
    Stockholders equity..............................  $  8,828   $ 12,062   $ 14,217   $ 11,783
TOTAL LIABILITIES & EQUITY...........................  $ 12,906   $ 20,014   $ 21,151   $ 25,045

                             CHANNELS BUSINESS UNIT
                            STATEMENT OF OPERATIONS
                                ($ IN THOUSANDS)



                                                          NINE MONTHS ENDING        YEAR ENDING
                                                             SEPTEMBER 30,         DECEMBER 31,
                                                          -------------------   -------------------
                                                            2001       2000       2000       1999
                                                          --------   --------   --------   --------
Net Sales...............................................  $39,551    $52,908    $72,854    $80,122
Cost of goods sold......................................   33,750     46,513     64,344     70,334
Gross Profit............................................    5,801      6,395      8,510      9,788
OPERATING EXPENSES:
Selling, general and admin..............................    5,603      7,864      9,565     11,025
Depreciation............................................      263        216        361        338
Amortization of goodwill................................      140        140        187      6,725
Restructuring charges...................................       --         --        541        402
Income (Loss) from continuing operations before interest
  and income taxes......................................     (205)    (1,825)    (2,144)    (8,702)
Other income/(expense)..................................       --         --         --         --
Interest expense, net...................................       --         --         --         --
Income (Loss) before benefit for income taxes...........     (205)    (1,825)    (2,144)    (8,702)
Income taxes (Benefit)..................................       (8)      (623)      (721)      (751)
Income (Loss) from continuing operations................     (197)    (1,202)    (1,423)    (7,951)
Income (Loss) from discontinued operations (net of tax
  benefit)..............................................       --         --         --         --
Net Loss................................................  $  (197)   $(1,202)   $(1,423)   $(7,951)



                             CHANNELS BUSINESS UNIT
                           CASH FLOW FROM OPERATIONS
                                ($ IN THOUSANDS)



                                                               NINE MONTHS
                                                                 ENDING              YEAR ENDING
                                                              SEPTEMBER 30,         DECEMBER 31,
                                                           -------------------   -------------------
                                                             2001       2000       2000       1999
                                                           --------   --------   --------   --------
CASH FLOW FROM OPERATING ACTIVITIES:
Net Earnings (Loss)......................................  $  (197)   $(1,202)   $(1,423)   $(7,951)
ADJUSTMENTS:
Allowance for Doubtful Accounts..........................      395        250        492        386
Provision for Inventory Obsolescence.....................       --        225        390         --
Depreciation.............................................      263        216        361        338
Amortization.............................................      140        140        187      6,725
CHANGES IN WORKING CAPITAL:
(Increase) Decrease in Accounts Receivables..............    4,915        880      1,160       (523)
(Increase) Decrease in Inventory.........................    2,262      3,657      2,135     (3,500)
(Increase) Decrease in Prepaid and Other Assets..........      393         33        (93)       597
Increase (Decrease) in Accounts Payable and Accrued
  Expenses...............................................   (2,856)    (5,310)    (6,328)       949
Total Adjustments........................................    5,512         91     (1,696)     4,972
CASH FLOW FROM OPERATING ACTIVITIES:.....................    5,315     (1,111)    (3,119)    (2,979)
CASH FLOW FROM INVESTING ACTIVITIES:
Purchase of property and equipment.......................     (122)      (370)      (738)        70
CASH FLOW FROM INVESTING ACTIVITIES:.....................     (122)      (370)      (738)        70
NET CASH FLOW OF CHANNELS BUSINESS UNIT..................  $ 5,193    $(1,481)   $(3,857)   $(2,909)

           NOTES TO CHANNELS BUSINESS UNAUDITED FINANCIAL STATEMENTS



1. ORGANIZATION, BASIS OF PRESENTATION, AND NATURE OF OPERATIONS



    ORGANIZATION



    In 1997, Tekgraf, Inc. was created from a merger of five wholesale distributors. Tekgraf integrated the businesses and distribution systems allowing for the development of an unparalleled network of distribution channels. These channels have helped Tekgraf become a leader in the distribution of computer graphics technologies through value-added resellers, system integrators, retailers, mass merchandisers and direct marketers.



    BASIS OF PRESENTATION



    The consolidated financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and reported amounts of revenues and expenses for each of the periods presented. Significant estimates include primarily those made for the allowance for doubtful accounts, reserves for obsolete and slow-moving inventory and the recoverability of goodwill. Actual results could differ from those estimates made by management.



    NATURE OF OPERATIONS



    The Channels Business unit is comprised of computer graphics wholesale distributors acquired during 1998 and 1997 are located throughout the United States and that distribute and market a broad array of complex computer graphics hardware and software. Products are sold primarily to value-added resellers.



    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



    The Channels Business follows the Accounting Policies of Tekgraf, Inc. See the notes to the Consolidated Financial Statements filed else where in this document.



2. INVENTORIES



    Inventories, net of reserves, at September 30, 2001 and December 31, 2000 consist of the following:



                                                          SEPTEMBER 30,       DECEMBER 31,
                                                               2001               2000
                                                         ----------------   ----------------
                                                         ($ IN THOUSANDS)   ($ IN THOUSANDS)
Finished goods.........................................       $4,451             $6,713
                                                              ------             ------
Inventories, net.......................................       $4,451             $6,713



3. INCOME TAXES



    The Company's effective tax rate was a benefit of 3.9% and 34.1% for the nine months ended September 30, 2001 and 2000, respectively. The Company's effective tax rate was a benefit of 33.6% and 8.6% for the year ended
December 31, 2000 and 1999, respectively. The difference between the Company's effective and statutory tax rates for those periods was primarily due to the amortization of non-deductible goodwill and state taxes, net of the federal benefit.



4. IMPAIRMENT OF GOODWILL



    Management of the Company has continually reviewed the recoverability of the goodwill recorded in connection with the Company's acquisitions, as events and changes in circumstances have warranted, to determine whether or not any of the goodwill associated with the acquisitions has been impaired.

               SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION



    The selected pro forma financial data in the table below is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have been achieved if the Channels Business transaction had been consummated as of the beginning of the periods presented, nor is it necessarily indicative of the future operating results or financial position of Tekgraf. The pro forma consolidated income statement data is unaudited and was derived from the consolidated statements of income (loss) of Tekgraf for the fiscal year ended December 31, 2000 and December 31, 1999 and the condensed consolidated statements of income (loss) of Tekgraf for the nine months ended September 30, 2001, and gives effect to the Channels Business transaction and the related repayment of debt, as if it had been completed on January 1, 1999, the beginning of the earliest period presented. As discussed elsewhere in this proxy statement, as part of the Channels Business transaction, we will sell substantially all of the assets and transfer certain of the liabilities of the Channels Business to SCB Acquisitions for $7,905,000 in cash subject to post-closing adjustments. This sale will be accounted for by us as a sale of assets at our historical cost. We will apply the net proceeds from the sale to repay existing indebtedness. The pro forma consolidated balance sheet data is unaudited and was derived from our consolidated balance sheet as of September 30, 2001, December 31, 2000 and December 31, 1999 and was prepared as if the Channels Business transaction had occurred as of September 30, 2001. It is important that you read the unaudited pro forma consolidated statements of income (loss) pro forma consolidated balance sheet and accompanying discussion and notes.

                                 TEKGRAF, INC.



                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS



                      NINE MONTHS ENDED SEPTEMBER 30, 2001



               ($ IN THOUSANDS, EXCEPT SHARES AND PER SHARE DATA)
                                   UNAUDITED



                                                       DEDUCT
                                                    DISCONTINUED
                                    TEKGRAF, INC.     CHANNELS      TEKGRAF, INC.      PRO FORMA    PRO FORMA
                                     AS REPORTED    BUSINESS (1)   AS RESTATED (2)    ADJUSTMENTS    RESULTS
                                    -------------   ------------   ----------------   -----------   ---------
Net Sales.........................    $  54,098        $39,140        $  14,958             --      $  14,958
Cost of goods sold................       45,194         33,339           11,855             --         11,855
                                      ---------        -------        ---------          -----      ---------
Gross Profit......................        8,904          5,801            3,103             --          3,102

OPERATING EXPENSES:
Selling, general and admin........        9,612          5,603            4,009             --          4,009
Depreciation......................          572            263              309             --            309
Amortization of goodwill..........          140            140               --             --             --
Income (Loss) from continuing
  operations before interest and
  income taxes....................       (1,420)          (205)          (1,215)            --         (1,215)
Interest expense, net.............          775             --              775           (760)(3)         15
Income (Loss) before benefit for
  income taxes....................       (2,195)          (205)          (1,990)           760         (1,230)
Income taxes (Benefit)............         (645)             8             (637)           289           (349)
Income (Loss) from continuing
  operations......................       (1,550)          (197)          (1,353)           471           (881)
Income (Loss) from discontinued
  operations (net of tax
  benefit)........................           --             --             (197)           197 (4)         --
                                      ---------        -------        ---------          -----      ---------
Net Loss..........................    $  (1,550)       $  (197)       $  (1,550)         $ 669      $    (881)
                                      =========        =======        =========          =====      =========
Basic and diluted weighted average
  shares outstanding..............    4,982,618                       4,982,618                     4,982,618
LOSS APPLICABLE TO COMMON SHARES:
Continuing operations.............        (0.31)                          (0.27)                        (0.18)
Discontinued operations...........           --                           (0.04)                           --
Net Loss..........................    $   (0.31)                      $   (0.31)                    $   (0.18)



            See Notes to Proforma Consolidated Financial Statements

                                 TEKGRAF, INC.



                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS



                          YEAR ENDED DECEMBER 31, 2000



               ($ IN THOUSANDS, EXCEPT SHARES AND PER SHARE DATA)
                                   UNAUDITED



                                                        DEDUCT
                                                     DISCONTINUED
                                    TEKGRAF, INC.      CHANNELS       TEKGRAF, INC.      PRO FORMA    PRO FORMA
                                     AS REPORTED     BUSINESS (1)    AS RESTATED (2)    ADJUSTMENTS    RESULTS
                                    --------------   -------------   ----------------   -----------   ---------
Net Sales.........................    $  95,703          $71,853         $  23,850             --     $  23,850
Cost of goods sold................       82,307           63,343            18,964             --        18,964
                                      ---------          -------         ---------         ------     ---------
Gross Profit......................       13,396            8,510             4,886             --         4,886
OPERATING EXPENSES:
Selling, general and admin........       15,042            9,565             5,477             --         5,477
Depreciation......................          561              361               200             --           200
Amortization of goodwill..........          187              187                --             --            --
Restructuring charges.............          541              541                --             --            --
Income (Loss) from continuing
  operations before interest and
  income taxes....................       (2,935)          (2,144)             (791)            --          (791)
Other income/(expense)............           41               --                41             --            41
Interest expense, net.............          375               --               375           (500)(3)      (125)
Income (Loss) before benefit for
  income taxes....................       (3,269)          (2,144)           (1,125)           500          (625)
Income taxes (Benefit)............       (1,053)            (721)             (332)           190          (142)
Income (Loss) from continuing
  operations......................       (2,216)          (1,423)             (793)           310          (483)
Income (Loss) from discontinued
  operations (net of tax
  benefit)........................         (118)              --            (1,541)         1,541 (4)        --
                                      ---------          -------         ---------         ------     ---------
Net Loss..........................    $  (2,334)         $(1,423)        $  (2,334)        $1,851     $    (483)
                                      =========          =======         =========         ======     =========
Basic and diluted weighted average
  shares outstanding..............    6,130,366                          6,130,366                    6,130,366
LOSS APPLICABLE TO COMMON SHARES:
Continuing operations.............        (0.36)                             (0.13)                       (0.08)
Discontinued operations...........        (0.02)                             (0.25)                          --
Net Loss..........................    $   (0.38)                         $   (0.38)                   $   (0.08)



            See Notes to Proforma Consolidated Financial Statements

                                 TEKGRAF, INC.



                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS



                          YEAR ENDED DECEMBER 31, 1999



               ($ IN THOUSANDS, EXCEPT SHARES AND PER SHARE DATA)
                                   UNAUDITED



                                                       DEDUCT
                                                    DISCONTINUED
                                    TEKGRAF, INC.     CHANNELS       TEKGRAF, INC.     PRO FORMA    PRO FORMA
                                     AS REPORTED    BUSINESS (1)    AS RESTATED (2)   ADJUSTMENTS    RESULTS
                                    -------------   -------------   ---------------   -----------   ---------
Net Sales.........................    $ 102,492         $80,122        $  22,370             --     $  22,370
Cost of goods sold................       85,896          70,334           15,562             --        15,562
                                      ---------         -------        ---------         ------     ---------
Gross Profit......................       16,596           9,788            6,808             --         6,808
OPERATING EXPENSES:
Selling, general and admin........       15,569          11,025            4,544             --         4,544
Depreciation......................          338             338               --             --            --
Amortization of goodwill..........        6,725           6,725               --             --            --
Restructuring charges.............          847             402              445             --           445
Income (Loss) from continuing
  operations before interest and
  income taxes....................       (6,883)         (8,702)           1,819             --         1,819
Other income/(expense)............           85              --               85             --            85
Interest expense, net.............          157              --              157           (157)(3)        --
Income (Loss) before benefit for
  income taxes....................       (6,955)         (8,702)           1,747            157         1,904
Income taxes (Benefit)............           (5)           (751)             746             60           806
Income (Loss) from continuing
  operations......................       (6,950)         (7,951)           1,001             97         1,098
Income (Loss) from discontinued
  operations (net of tax
  benefit)........................         (168)             --           (8,119)         8,119 (4)        --
                                      ---------         -------        ---------         ------     ---------
Net Loss..........................    $  (7,118)        $(7,951)       $  (7,118)        $8,216     $   1,098
                                      =========         =======        =========         ======     =========
Basic and diluted weighted average
  shares outstanding..............    6,161,664                        6,161,664                    6,161,664
LOSS APPLICABLE TO COMMON SHARES:
Continuing operations.............        (1.13)                            0.16                         0.18
Discontinued operations...........        (0.03)                           (1.32)                          --
Net Loss..........................    $   (1.16)                       $   (1.16)                   $    0.18



            See Notes to Proforma Consolidated Financial Statements

                                 TEKGRAF, INC.



                      PROFORMA CONSOLIDATED BALANCE SHEET



                               SEPTEMBER 30, 2001



                               ($ IN THOUSAND'S)
                                   UNAUDITED



                                                  DEDUCT
                           TEKGRAF, INC.    CHANNELS BUSINESS       TOTAL TEKGRAF       PROFORMA          PROFORMA
                            AS REPORTED    NET ASSETS SOLD (5)    LESS CHANNELS (6)    ADJUSTMENTS        RESULTS
                           -------------   --------------------   ------------------   -----------        --------
         ASSETS
CURRENT ASSETS:
Cash & cash
  equivalents............     $    325                --               $    325               --          $    325
Net Accounts
  Receivable.............        8,163             5,735                  2,428               --             2,428
Intercompany
  Receivable.............           --                --                     --               --                --
Net Inventory............        7,316             4,451                  2,865              641 (7)         3,506
Prepaid & other current
  assets.................          490                51                    439               --               439
Income Tax Receivable....           72                --                     72               --                72
                              --------           -------               --------          -------          --------
    TOTAL CURRENT
      ASSETS.............     $ 16,366           $10,237               $  6,129          $   641          $  6,770
                              --------           -------               --------          -------          --------
LONG TERM ASSETS:
Net Property, Plant, &
  Equipment..............        3,490               653                  2,837               --             2,837
Net Goodwill.............        1,989             1,989                     --               --                --
Deferred income taxes....        2,318                --                  2,318             (304)(8)         2,014
Other Long-Term Assets...           99                27                     72               --                72
Net assets of
  Discontinued
  Business...............           --            (8,828)                 8,828           (8,828)(12)           --
                              --------           -------               --------          -------          --------
TOTAL LONG TERM ASSETS...     $  7,896           $(6,159)              $ 14,055          $(9,132)         $  4,923
                              --------           -------               --------          -------          --------
TOTAL ASSETS.............     $ 24,262           $ 4,078               $ 20,184          $(8,491)         $ 11,693
                              ========           =======               ========          =======          ========
  LIABILITIES & EQUITY:
CURRENT LIABILITIES:
Current Debt.............        7,404                --                  7,404           (6,177)(11)        1,227
Current note payable.....          263                --                    263               --               263
Accounts payable.........        5,516             3,934                  1,582              115 (7)         1,697
Accrued expenses.........        2,723               144                  2,579              295 (9)         2,874
Income taxes payables....           --                --                     --               --                --
Contract obligation and
  deferred income........        2,200                --                  2,200               --             2,200
    TOTAL CURRENT
      LIABILITIES........       18,106             4,078                 14,028           (5,767)            8,261
                              --------           -------               --------          -------          --------
    TOTAL LIABILITIES....     $ 18,106           $ 4,078               $ 14,028          $(5,767)         $  8,261
                              --------           -------               --------          -------          --------
STOCKHOLDERS' EQUITY:
Common Stock.............            5                --                      5               --                 5
Due from Stockholder.....       (2,074)               --                 (2,074)            (250)(10)       (2,324)
Additional paid-in
  capital................       19,521                --                 19,521               --            19,521
Retained earnings........      (11,296)               --                (11,296)          (2,474)(12)      (13,770)
                              --------           -------               --------          -------          --------
    Stockholders
      equity.............        6,156                --                  6,156           (2,724)            3,432
TOTAL LIABILITIES &
  EQUITY.................     $ 24,262           $ 4,078               $ 20,184          $(8,491)         $ 11,693
                              ========           =======               ========          =======          ========



            See Notes to Proforma Consolidated Financial Statements

                                 TEKGRAF, INC.



                      PROFORMA CONSOLIDATED BALANCE SHEET



                               DECEMBER 31, 2000



                               ($ IN THOUSAND'S)
                                   UNAUDITED



                                                  DEDUCT
                           TEKGRAF, INC.    CHANNELS BUSINESS       TOTAL TEKGRAF       PROFORMA          PROFORMA
                            AS REPORTED    NET ASSETS SOLD (5)    LESS CHANNELS (6)    ADJUSTMENTS        RESULTS
                           -------------   --------------------   ------------------   -----------        --------
         ASSETS
CURRENT ASSETS:
Cash & cash
  equivalents............     $   491                  --              $   491                 --         $    491
Net Accounts
  Receivable.............      17,882              11,045                6,837                 --            6,837
Net Inventory............       9,681               6,713                2,968                 --            2,968
Prepaid & other current
  assets.................         431                 402                   29                 --               29
Income Tax Receivable....         783                  --                  783                 --              783
Deferred Income Taxes--
  Current................         624                  --                  624                 --              624
                              -------            --------              -------           --------         --------
    TOTAL CURRENT
      ASSETS.............     $29,892            $ 18,160              $11,732                 --         $ 11,732
                              -------            --------              -------           --------         --------
LONG TERM ASSETS:
Net Property, Plant, &
  Equipment..............       2,822                 794                2,028                 --            2,028
Net Goodwill.............       2,128               2,128                   --                 --               --
Deferred income taxes....         337                  --                  337               (304)(8)           33
Other Long-Term Assets...          91                  69                   22                 --               22
Net assets of
  Discontinued
  Business...............          --             (14,217)              14,217            (14,217)(12)          --
                              -------            --------              -------           --------         --------
Total Long Term Assets...     $ 5,378            $(11,226)             $16,604           $(14,521)        $  2,083
                              -------            --------              -------           --------         --------
Total Assets.............     $35,270            $  6,934              $28,336           $(14,521)        $ 13,815
                              =======            ========              =======           ========         ========
  LIABILITIES & EQUITY:
CURRENT LIABILITIES:
Current Debt.............      11,142                  --               11,142             (7,655)(11)       3,487
Current note payable.....       1,705                  --                1,705                 --            1,705
Accounts payable.........      10,274               6,370                3,904                 --            3,904
Accrued expenses.........       2,072                 545                1,527                367 (9)        1,894
Contract obligation and
  deferred income........       2,238                  19                2,219                 --            2,219
                              -------            --------              -------           --------         --------
    Total Current
      Liabilities........      27,431               6,934               20,497             (7,288)          13,209
                              =======            ========              =======           ========         ========
    TOTAL LIABILITIES....     $27,431            $  6,934              $20,497           $ (7,288)        $ 13,209
STOCKHOLDERS' EQUITY:
Common Stock.............           5                  --                    5                 --                5
Due from Stockholder.....      (1,941)                 --               (1,941)              (250)(10)      (2,191)
Additional paid-in
  capital................      19,521                  --               19,521                 --           19,521
Retained earnings........      (9,746)                 --               (9,746)            (6,983)(12)     (16,729)
                              -------            --------              -------           --------         --------
    STOCKHOLDERS
      EQUITY.............       7,839                  --                7,839             (7,233)             606
TOTAL LIABILITIES &
  EQUITY.................     $35,270            $  6,934              $28,336           $(14,521)        $ 13,815
                              =======            ========              =======           ========         ========



            See Notes to Proforma Consolidated Financial Statements

                                 TEKGRAF, INC.



                      PROFORMA CONSOLIDATED BALANCE SHEET



                               DECEMBER 31, 1999



                               ($ IN THOUSAND'S)
                                   UNAUDITED



                                                   DEDUCT
                           TEKGRAF, INC.     CHANNELS BUSINESS       TOTAL TEKGRAF       PROFORMA          PROFORMA
                            AS REPORTED     NET ASSETS SOLD (5)    LESS CHANNELS (6)    ADJUSTMENTS        RESULTS
                           --------------   --------------------   ------------------   -----------        --------
         ASSETS
CURRENT ASSETS:
Cash & cash
  equivalents............     $ 1,704                  --               $ 1,704                 --         $  1,704
Net Accounts
  Receivable.............      17,095              12,697                 4,398                 --            4,398
Intercompany
  Receivable.............          --                  --                    --                 --               --
Net Inventory............      12,900               9,238                 3,662                 --            3,662
Prepaid & other current
  assets.................         313                 303                    10                 --               10
Income Tax Receivable....         147                  --                   147                 --              147
Deferred Income Taxes--
  Current................         800                  --                   800                 --              800
                              -------             -------               -------           --------         --------
    TOTAL CURRENT
      ASSETS.............     $32,959             $22,238               $10,721                 --         $ 10,721
                              -------             -------               -------           --------         --------

LONG TERM ASSETS:
Net Property, Plant, &
  Equipment..............       1,965                 417                 1,548                 --            1,548
Net Goodwill.............       2,315               2,315                    --                 --               --
Deferred income taxes....          --                  --                    --               (304)(8)         (304)
Other Long-Term Assets...         101                  75                    26                 --               26
Net assets of
  Discontinued
  Business...............          --             (11,783)               11,783            (11,783)(12)          --
                              -------             -------               -------           --------         --------
TOTAL LONG TERM ASSETS...     $ 4,381             $(8,976)              $13,357           $(12,087)        $  1,270
                              -------             -------               -------           --------         --------
TOTAL ASSETS.............      37,340              13,262                24,078            (12,087)          11,991
                              =======             =======               =======           ========         ========
  LIABILITIES & EQUITY:
CURRENT LIABILITIES:
Current Debt.............       4,264                  --                 4,264             (7,655)(11)      (3,391)
Current note payable.....          --                  --                    --                 --               --
Accounts payable.........      14,507              12,647                 1,860                 --            1,860
Accrued expenses.........       2,145                 601                 1,544                367 (9)        1,911
Income taxes payables....          --                  --                    --                 --               --
Contract obligation and
  deferred income........       2,754                  14                 2,740                 --            2,740
    Total Current
      Liabilities........      23,670              13,262                10,408             (7,288)           3,120
                              -------             -------               -------           --------         --------
      Total
        Liabilities......     $23,969             $13,262               $10,707           $ (7,288)        $  3,419
                              -------             -------               -------           --------         --------
STOCKHOLDERS' EQUITY:
Common Stock.............           6                  --                     6                 --                6
Due from Stockholder.....      (1,780)                 --                (1,780)              (250)(10)      (2,030)
Additional paid-in
  capital................      22,557                  --                22,557                 --           22,557
Retained earnings........      (7,412)                 --                (7,412)            (4,549)(12)     (11,961)
                              -------             -------               -------           --------         --------
    Stockholders
      equity.............      13,371                  --                13,371             (4,799)           8,572
TOTAL LIABILITIES &
  EQUITY.................     $37,340             $13,262               $24,078           $(12,087)        $ 11,991
                              =======             =======               =======           ========         ========



            See Notes to Proforma Consolidated Financial Statements

                                 TEKGRAF, INC.



              NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS


                                  (UNAUDITED)
                           (ALL AMOUNTS IN THOUSANDS)

    1. Reflects revenues and expenses associated with the Channels Business. Income taxes have been allocated using the effective tax rate of 38% on income before taxes plus amortization of goodwill.

    2. Reflects the historical financial statements of Tekgraf, restated to allocate operations between continuing and discontinued operations. Earnings per share was allocated between continuing and discontinuing operations.


    3. Represents a pro forma adjustment to interest expense relating to continuing operations attributable to decreased borrowings under Tekgraf's loan agreement, as if the transaction and repayment of debt occurred as of January 1st of the respective year presented. The weighted average interest rate for the periods ending September 30, 2001, December 31, 2000 and December 31, 1999 was 8.5%, 9.1% and 8.9%,
       respectively. The net cash proceeds were $7,905 less $250 loan to management for a net amount of $7,655. As of September 30, 2001, the net cash proceeds was $6,177 due to the projected post closing adjustment of $1,478 reflecting a decrease in the net assets of the Channels Business from June 30, 2001 to September 30, 2001.


    4. Represents a pro forma adjustment to remove the effect of the discontinued operations upon the sale of the Channels Business.

    5. This column represents the historical cost of the Channels Business net assets.

    6. Tekgraf's balance sheet reflects the Channels Business net assets reclassified into one line called "Net assets of Discontinued Business".

    7. Reflects the net assets of the Channels Business retained by Tekgraf. The items retained include inventory, other assets and accounts payable for certain vendors where the contracts have been terminated.

    8. This amount represents the estimated reduction in net deferred tax assets associated with the sale of the Channels Business net assets.

    9. Reflects the estimated transaction costs of the sale of the Channels Business. The transaction costs include Mesirow Financial fees, legal fees, and termination costs on employees not retained by buyer.

    10. Reflects loan to the management of SCB Acquisitions as discussed in the proxy.


    11. Reflects the paydown of the current debt from the net proceeds of the sale. The net cash proceeds were $7,905 less $250 loan to management for a net amount of $7,655. As of September 30, 2001, the net cash proceeds was $6,177 due to the projected post closing adjustment of $1,478 reflecting a decrease in the net assets of the Channels Business from June 30, 2001 to September 30, 2001.

                                 TEKGRAF, INC.

                                  (UNAUDITED)
                           (ALL AMOUNTS IN THOUSANDS)


    12. Reflects the disposition on the net assets of the Channels Business and the recording of the net loss. The net loss is calculated as of September 30, 2001, as follows:



Sales Price.................................................   7,905

Less: Net Asset Adjustment..................................  (1,478)
  Net Sales Price...........................................   6,427
Less:
  Net Assets of Channels Business...........................  (8,828)
  Transaction Costs.........................................    (295)
  Net Assets retained by Tekgraf............................     526
  Deferred income taxes on assets sold......................    (304)
                                                              ------
  Net loss on sale of Channels Business.....................  (2,474)
                                                              ======

COMPARATIVE BOOK VALUE PER SHARE DATA (UNAUDITED)


    The following table sets forth certain historical book value per share data and pro forma book value per share data on an unaudited pro forma basis after giving effect to the Channels Business transaction. This data should be read in conjunction with the unaudited pro forma consolidated financial statements and the separate historical consolidated financial information included elsewhere in this proxy statement. The unaudited pro forma book value comparative per share data is presented for illustrative purposes only and is not necessarily indicative of the per share amounts that would have been achieved if the Channels Business transaction proposal had been consummated as of the beginning of the periods presented, nor is it necessarily indicative of the per share amounts. The unaudited pro forma book value per share data as of September 30, 2001 was derived from the unaudited pro forma consolidated balance sheet as of September 30, 2001. The unaudited pro forma consolidated balance sheet was derived from the historical consolidated balance sheet of Tekgraf as of September 30, 2001 and was prepared as if the Channels Business transaction had occurred as of September 30, 2001. The Tangible Book Value per share is calculated by deducting Net Goodwill from the shareholders equity and dividing the amount by the outstanding shares as of June 30, 2001.



                                                      SEPTEMBER 30, 2001
                                          -------------------------------------------
                                              AS REPORTED              TANGIBLE
                                          BOOK VALUE PER SHARE   BOOK VALUE PER SHARE
                                          --------------------   --------------------
(Historical)............................          $1.24                  $0.84
(Pro Forma).............................          $0.69                  $0.69

               CONSOLIDATED FINANCIAL STATEMENTS OF TEKGRAF, INC.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                     FINANCIAL STATEMENTS OF TEKGRAF, INC.

Report of Independent Accountants--Grant Thornton, LLP......    F-2

Report of Independent Accountants--PricewaterhouseCoopers,
  LLP.......................................................    F-3

Consolidated Balance Sheets.................................    F-4

Consolidated Statements of Operations.......................    F-5

Consolidated Statements of Changes in Stockholders'
  Equity....................................................    F-6

Consolidated Statements of Cash Flows.......................    F-7

Notes to Consolidated Financial Statements..................    F-8

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Tekgraf, Inc.

    We have audited the accompanying consolidated balance sheet of Tekgraf, Inc. and Subsidiaries as of December 31, 2000, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements referred to above present fairly, in all material respects, the consolidated financial position of Tekgraf, Inc. as of December 31, 2000, and the consolidated results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

    We have also audited Schedule II for the year ended December 31, 2000. In our opinion, this schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ Grant Thornton, LLP

Chicago, Illinois
February 7, 2001

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Tekgraf, Inc.:

    In our opinion, the consolidated balance sheet as of December 31, 1999 and the related consolidated statements of operations, of changes in stockholders' equity and of cash flows for each of the two years in the period ended
December 31, 1999 present fairly, in all material respects, the financial position, results of operations and cash flows of Tekgraf, Inc. and its subsidiaries at December 31, 1999 and for each of the two years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Item 14(a)(2) presents fairly, in all material respects, the information set forth therein for each of the two years in the period ended December 31, 1999, when read in conjunction with the related consolidated financial statements. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. We have not audited the consolidated financial statements and financial statement schedule of Tekgraf, Inc. for any period subsequent to December 31, 1999.

/s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
March 3, 2000 except for Note 19 regarding the discontinuance of the Tekgraf Technology Services
Division, for which the date is October 31, 2000

                                 TEKGRAF, INC.

                          CONSOLIDATED BALANCE SHEETS

                                ($ IN THOUSANDS)

                                                                 DECEMBER 31,
                                                              -------------------
                                                                2000       1999
                                                              --------   --------
                           ASSETS
Current assets:
  Cash and cash equivalents.................................  $   491    $ 1,704
  Accounts receivable, less allowance for doubtful accounts
    of $512 and $782 at December 31, 2000 and 1999,
    respectively............................................   17,882     17,095
  Inventories, net..........................................    9,681     12,900
  Prepaid expenses and other assets.........................      431        313
  Income taxes receivable...................................      783        147
  Deferred income taxes--current............................      624        800
                                                              -------    -------
      Total current assets..................................   29,892     32,959

  Property and equipment, net...............................    2,822      1,965
  Goodwill, net.............................................    2,128      2,315
  Deferred income taxes.....................................      337          0
  Other assets..............................................       91        101
                                                              -------    -------
      Total assets..........................................  $35,270    $37,340

                        LIABILITIES
Current liabilities:
  Current debt..............................................  $11,142    $ 4,264
  Current note payable......................................    1,705          0
  Accounts payable..........................................   10,274     14,507
  Accrued expenses..........................................    2,072      2,145
  Contract obligation and deferred income...................    2,238      2,754
                                                              -------    -------
      Total current liabilities.............................   27,431     23,670
Deferred income taxes.......................................        0        299
Total liabilities...........................................   27,431     23,969
Commitments and contingencies
                    STOCKHOLDERS' EQUITY
Class A Common Stock $.001 par value, 35,000,000 and
  31,666,667 shares authorized at December 31, 2000 and
  1999, respectively, and 5,061,998 and 3,202,032 shares
  issued and outstanding at December 31, 2000 and 1999,
  respectively
Class B Common Stock, $.001 par value, 3,333,333 shares
  authorized; no shares and 3,126,299 shares Issued and
  outstanding at December 31, 2000 and 1999.................        5          3
Preferred Stock, $.001 par value, 5,000,000 shares
  authorized; no shares issued and outstanding at December
  31, 2000 and 1999 Due from stockholder....................        0          3
Due from Stockholder........................................   (1,941)    (1,780)
Additional paid-in capital..................................   19,521     22,557
Accumulated deficit.........................................   (9,746)    (7,412)
                                                              -------    -------
      Total stockholders' equity............................    7,839     13,371
      Total liabilities and stockholders' equity............  $35,270    $37,340

The accompanying notes are an integral part of these consolidated financial statements.

                                 TEKGRAF, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                 YEARS ENDED DECEMBER 31,
                                                           ------------------------------------
                                                              2000         1999         1998
                                                           ----------   ----------   ----------
Net sales................................................  $   95,703   $  102,492   $   84,438
Cost of goods sold.......................................      82,307       85,896       71,313
                                                           ----------   ----------   ----------
    Gross profit.........................................      13,396       16,596       13,125

Operating expenses:
  Selling, general and administrative....................      15,042       15,569       12,047
  Depreciation...........................................         561          338          195
  Amortization and impairment of goodwill................         187        6,725          610
  Restructuring charges..................................         541          847            0
                                                           ----------   ----------   ----------

      Income (loss) from operations......................      (2,935)      (6,883)         273

Other income/(expense)...................................          41           85          303
Interest expense.........................................         375          157           37
                                                           ----------   ----------   ----------

Income (loss) before provision (benefit) for income
  taxes..................................................      (3,269)      (6,955)         539

Provision (benefit) for income taxes.....................      (1,053)          (5)         472
                                                           ----------   ----------   ----------

Loss from continuing operations..........................      (2,216)      (6,950)          67

Gain/(loss) from discontinued operations (net of tax
  benefit)...............................................        (118)        (168)          24
                                                           ----------   ----------   ----------

      Net income (loss)..................................  $   (2,334)  $   (7,118)  $       91
                                                           ==========   ==========   ==========

Basic and diluted weighted average shares outstanding....   6,130,366    6,161,664    5,889,459
                                                           ==========   ==========   ==========

BASIC AND DILUTED INCOME/(LOSS) APPLICABLE TO COMMON
  SHARES
  Continuing operations..................................  $     (.36)  $    (1.13)  $      .02
  Discontinued operations................................  $     (.02)  $     (.03)  $        0
                                                           ----------   ----------   ----------
  Net loss...............................................  $     (.38)  $    (1.16)  $      .02
                                                           ==========   ==========   ==========

  The accompanying notes are an integral part of these consolidated financial statements.

                                 TEKGRAF, INC.
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                      ($ IN THOUSANDS, EXCEPT SHARE DATA)

                                    NUMBER                  NUMBER                                          RETAINED
                                      OF       CLASS A        OF       CLASS B    DUE FROM   ADDITIONAL     EARNINGS
                                    SHARES      COMMON      SHARES      COMMON     STOCK-     PAID IN     (ACCUMULATED
                                   CLASS A      STOCK      CLASS B      STOCK     HOLDERS     CAPITAL       DEFICIT)      TOTAL
                                  ----------   --------   ----------   --------   --------   ----------   ------------   --------
Balances, January 1, 1998.......   2,100,000       2       3,333,333       3         (150)      20,584          (385)     20,055
Issuance of stock for
  acquisitions..................     894,998       1                                             1,973                     1,974
Due from acquisition
  stockholders, net.............                                                     (458)                                  (458)
Conversion of Class B Common
  Stock to Class A Common
  Stock.........................     174,167                (174,167)
Net income......................                                                                                  91          91
                                  ----------     ---      ----------     ---      -------      -------       -------     -------
Balances, December 31, 1998.....   3,169,165       3       3,159,166       3         (608)      22,557          (294)     21,661
Due from acquisition
  stockholders, net.............                                                      595                                    595
Loan to stockholder.............                                                   (1,767)                                (1,767)
Conversion of Class B Common
  Stock to Class A Common
  Stock.........................      32,867                 (32,867)
Net loss........................                                                                              (7,118)     (7,118)
                                  ----------     ---      ----------     ---      -------      -------       -------     -------
Balances, December 31, 1999.....   3,202,032     $ 3       3,126,299     $ 3      $(1,780)     $22,557       $(7,412)    $13,371
Interest on loan to
  Stockholder...................                                                     (161)                                  (161)
Stock options and warrants
  issued for services...........                                                                    70                        70
Conversion of Class B Common
  Stock to Class A Common
  Stock.........................   3,126,299       3      (3,126,299)     (3)
Repurchase of Dissenters'
  shares........................  (1,266,333)     (1)                                           (3,106)                   (3,107)
Net loss........................                                                                              (2,334)     (2,334)
                                  ----------     ---      ----------     ---      -------      -------       -------     -------
Balances, December 31, 2000.....   5,061,998     $ 5               0     $ 0      $(1,941)     $19,521       $(9,746)    $ 7,839
                                  ==========     ===      ==========     ===      =======      =======       =======     =======

  The accompanying notes are an integral part of these consolidated financial statements.

                                 TEKGRAF, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                ($ IN THOUSANDS)


                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)...........................................  $(2,334)   $(7,118)   $    91
Adjustments to reconcile net income (loss) to
  Net cash provided by (used in) operating activities:
    Provision for doubtful accounts receivable..............      492        386        457
    Provision/write-down of inventory.......................      390        328        169
    Depreciation............................................      561        356        223
    Amortization and impairment of goodwill.................      187      6,725        610
    Gain on sale of Prisym Technologies, Inc. of Georgia....       --        (32)        --
    Non-cash compensation for warrants and stock options....       70         --         --
    Deferred taxes..........................................     (413)      (187)      (133)
    Changes in net assets and liabilities, net of
      acquisitions:
      Accounts receivable...................................   (2,285)    (1,072)    (3,394)
      Inventories...........................................    2,273     (2,281)      (912)
      Prepaid expenses and other assets.....................     (124)       428       (381)
      Accounts payable and accrued expenses.................   (3,827)     1,391         18
      Deferred income and contract obligation...............     (516)       248         --
      Income taxes..........................................     (683)      (453)       123
                                                              -------    -------    -------
Total adjustments...........................................   (3,875)     5,837     (3,220)
                                                              -------    -------    -------
Net cash used in operating activities.......................   (6,209)    (1,281)    (3,129)
                                                              -------    -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment..........................   (1,446)    (1,399)      (540)
Proceeds from sale of Prisym Technologies, Inc. of
  Georgia...................................................       --        979         --
Cash paid for acquisitions, including overdrafts acquired
  from acquisitions and acquisition costs...................       --       (539)    (1,798)
                                                              -------    -------    -------
Net cash provided by (used in) investing activities.........   (1,446)      (958)    (2,338)
                                                              -------    -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of advances from stockholders and related
  entities..................................................       --         --       (247)
Proceeds, net, from credit facility.........................    6,878      3,544        707
Repayment of debt...........................................       --         --        (24)
Payment to stockholders for excess net asset values.........       --         --       (249)
Payments from stockholders for deficient net asset values...       --        463        178
Repayment of acquired companies' loans......................       --         --     (1,984)
Proceeds from acquired companies' line of credit
  facilities................................................       --         --        246
Dissenter's settlement--cash................................     (275)        --         --
Payment of stock issuance costs.............................       --         --        (57)
Loan to stockholder.........................................     (161)    (1,767)        --
                                                              -------    -------    -------
Net cash provided by (used in) financing activities.........    6,442      2,240     (1,430)
                                                              -------    -------    -------
Increase (decrease) in cash and cash equivalents............   (1,213)         1     (6,897)
Cash and cash equivalents, beginning of year................    1,704      1,703      8,600
                                                              -------    -------    -------
Cash and cash equivalents, end of year......................  $   491    $ 1,704    $ 1,703
                                                              =======    =======    =======
Supplemental disclosure of cash flow information:
Cash paid during the year for interest......................  $   472    $   136    $    24
                                                              =======    =======    =======
Cash paid during the year for income taxes..................  $    66    $   527    $   594
                                                              =======    =======    =======
Divestiture of Tekgraf Systems, Inc. in exchange for
  Dissenters' stock.........................................  $ 1,127    $     0    $     0
                                                              =======    =======    =======
Note payable for Dissenter's settlement in exchange for
  Dissenters' shares........................................  $ 1,705    $     0    $     0
                                                              =======    =======    =======


   The accompanying notes are an integral part of these financial statements.

                                 TEKGRAF, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION, BASIS OF PRESENTATION, AND NATURE OF OPERATIONS

    ORGANIZATION

    In 1997, Tekgraf, Inc. was created from a merger of five wholesale distributors. Tekgraf integrated the businesses and distribution systems allowing for the development of an unparalleled network of distribution channels. These channels have helped Tekgraf become a leader in the distribution of computer graphics technologies through value-added resellers, system integrators, retailers, mass merchandisers and direct marketers.

    Utilizing the Company's expertise in the computer graphics market and innovation, Tekgraf expanded its service offering to provide clients a unique opportunity to increase the visibility of their products at the retail level and make the greatest impact on the consumer through digital "Point-of-Purchase"
(POP) merchandising.

    Today, the Company is organized into three distinct business units:

    - Channels Business: This division specializes in the value-added wholesale distribution of computer graphics technologies throughout North America.

    - The POP Business: This division offers digital merchandising services utilizing both Internet-based services and turnkey systems to retail and manufacturing customers who wish to produce high-resolution, full color posters, banners and other custom Point-of-Purchase (POP) signage.

    - CalGraph Technology Services, Inc.: This wholly owned subsidiary of Tekgraf, is a leading provider of on-site service and preventative maintenance services specializing in wide-format printing devices. CalGraph's U.S. and Canadian service operations include field service technicians, customer support call center, component repair and refurbishment facilities and parts logistics.

    BASIS OF PRESENTATION

    The consolidated financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at December 31, 2000 and 1999, and reported amounts of revenues and expenses for each of the three years in the period ended December 31, 2000. Significant estimates include primarily those made for the allowance for doubtful accounts, reserves for obsolete and slow-moving inventory and the recoverability of goodwill. Actual results could differ from those estimates made by management.

    NATURE OF OPERATIONS

    The Channels Business unit is comprised of computer graphics wholesale distributors acquired during 1998 and 1997 are located throughout the United States and that distribute and market a broad array of complex computer graphics hardware and software. Products are sold primarily to value-added resellers.

    The POP Business Unit offers custom high resolution posters, banners and POP signage internet-based services and turnkey systems to retail and manufacturing customers. These products are sold primarily in the United States.

                                 TEKGRAF, INC.

1. ORGANIZATION, BASIS OF PRESENTATION, AND NATURE OF OPERATIONS (CONTINUED) The CalGraph Technology Services business provides on-site installation support, service and warranty repair, and preventative maintenance services in North America. The business includes the maintenance and repair of the Calcomp, Epson and Canon wide-format printers and plotter products in the U.S. and Canada. The world-wide parts business involves the supply of Calcomp printer parts and components to successors of Calcomp's service divisions outside the U.S. and Canada.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Inherent in the accompanying consolidated financial statements are certain risks and uncertainties.These risks and uncertainties include, but are not limited to the impact of competitive products, competition, available sources of supply and various technology related risks.

    CASH AND CASH EQUIVALENTS

    The Company considers all highly liquid investments with a remaining maturity of three months or less when purchased to be cash equivalents.

    INVENTORIES

    Inventories are stated at the lower of cost or market (determined principally by the first-in, first-out method, which approximates average cost). The Company maintains a reserve for its estimate of excess, obsolete and damaged goods. In most instances, the Company receives warranties on its products from its vendors which are at least equivalent to those it provides to its customers.

    PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost. Property and equipment are depreciated on a straight-line basis over their estimated useful lives, which generally range from 5 to 7 years. Amounts expended for maintenance and repairs are charged to expense as incurred. Upon disposition, both the related cost and accumulated depreciation accounts are relieved and the related gain or loss is credited or charged to operations.

    GOODWILL

    Goodwill is amortized over its estimated economic life or period of future benefit. The Company is currently amortizing goodwill on a straight-line basis over 15 years. This estimated life is a composite of many factors that are subject to change because of the nature of the Company's operations. This is particularly true because goodwill reflects value attributable to the going concern nature of acquired businesses, the stability of their operations, market presence and reputation. Accordingly, at each reporting period, the Company evaluates the continued appropriateness of this life and recoverability of the carrying value of the goodwill based upon current and future levels of income and undiscounted cash flows as well as the latest available economic factors and circumstances. Impairment of value, if any, is recognized in the period in which it is determined. Management of the Company, since each of the respective acquisitions, has continually reviewed the recoverability of the goodwill, as events and changes in circumstances have warranted, to determine whether or not any of the related goodwill associated with the acquisitions has been impaired. During 1999, in light of several additional factors including the continued change in the manner in which acquired assets are being utilized and the history and forecasted amounts of the related acquisitions, the Company reviewed and completed an

                                 TEKGRAF, INC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) analysis and determined that $6,193,318 of the unamortized goodwill is impaired and therefore not recoverable, resulting in a write-down in the 1999 statement of operations. Management of the Company does not believe that there are facts or circumstances to indicate any additional impairment of goodwill at December 31, 2000.

    REVENUE

    Sales are recognized upon the shipment of products to the customer or distributor. Service revenue represents amounts earned by providing equipment maintenance services. Where such services are provided under annual agreements, revenues are recognized on a pro rata basis over the periods of the agreements. Other service revenues are recognized when the services are performed.

    Concentration of credit risk with respect to trade accounts receivable is generally diversified due to the number of entities comprising the Company's customer base. The Company performs ongoing credit evaluations and provides an allowance for potential credit losses against the portion of accounts receivable which is estimated to be uncollectible. Such losses have historically been within management's expectations.

    INCOME TAXES

    The provision for income taxes and corresponding balance sheet accounts are determined in accordance with SFAS No. 109, "Accounting for Income Taxes"
("SFAS 109"). Under SFAS 109, deferred tax liabilities and assets are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The Company's financial instruments include its debt obligations. Management believes that these instruments bear interest at rates which approximate prevailing market rates for instruments with similar characteristics and, accordingly, that the carrying values for these instruments are reasonable estimates of fair value.

3. ACQUISITIONS

    Effective April 1, 1999, the Company completed the acquisition of the U.S. and Canadian service businesses and the worldwide parts business of Calcomp Technology, Inc. for $400,000 in cash and the assumption of certain liabilities. The assets acquired and liabilities assumed were consummated through the formation of a wholly owned subsidiary, CalGraph Technology Services, Inc. These businesses provide the field maintenance and repair of the Calcomp printers and other products in the U.S. and Canada and is the source for Calcomp printer parts and components to successors of Calcomp's service divisions outside the U.S. and Canada. The acquisition was accounted for as a purchase and the

                                 TEKGRAF, INC.

3. ACQUISITIONS (CONTINUED)
acquired assets and assumed liabilities have been included in the accompanying financial statements as of December 31, 1999.

Cash paid in connection with acquisitions...................  $   400,000
Other acquisition costs.....................................      138,931
Fair value of liabilities assumed...........................    3,339,208
Fair Value of assets acquired...............................   (3,878,139)
Goodwill....................................................  $

    In April and May of 1998, the Company completed the acquisition of three regional computer graphics distributor companies. The acquisition agreements provided, in exchange for 100% of the outstanding common stock of the three companies, for the issuance of an aggregate of 894,998 shares of unregistered Class A Common Stock and payment of $1,415,000 in cash. The purchase prices for the 1998 Acquisitions are subject to adjustment based on certain net asset value and profitability guarantees. Accordingly, a total of $325,000 of the cash consideration and 192,251 of the unregistered shares of Class A Common Stock issued in consideration in the 1998 Acquisitions were placed in escrow to secure these guarantees. In addition to these escrowed amounts, 192,251 of the shares issued as consideration was placed in escrow to secure the various representations, warranties and other indemnifiable provisions of the respective agreements.

    On June 2, 1997, the Company completed the acquisition of 100% of the outstanding common stock of five regional computer graphics distributors in exchange for the issuance of 2,192,000 shares of Class B Common Stock.

    Each stockholder deposited 40% of his shares in escrow to cover potential claims for indemnification under the stock purchase agreements for liabilities resulting from the breach of any representation, warranty, covenant or agreement contained in the agreements.

    The 1998 and 1997 Acquisitions were recorded under the purchase method of accounting. The purchase prices have been allocated to assets acquired and liabilities assumed based on the fair market value of the Company's common stock. The fair value of assets acquired and liabilities assumed, after giving effect to the excess and deficit net asset value, is as follows:

                                                        1998           1997
                                                    ACQUISITIONS   ACQUISITIONS
                                                    ------------   ------------
Cash paid in connection with acquisitions.........  $ 1,415,000
Fair value of stock issued and other acquisition
  costs...........................................    2,242,362    $  9,574,214
Fair value of liabilities assumed.................    6,711,314       9,411,676
Fair value of assets acquired.....................   (7,494,398)    (11,993,284)
                                                    -----------    ------------
Goodwill..........................................  $ 2,874,278    $  6,992,606
                                                    ===========    ============

    The following unaudited pro forma summary combines the consolidated results of the Company, the 1998 Acquisitions and the Services Acquisition as if the acquisitions had occurred as of January 1, 1998. Additionally, the pro forma data does not include the operating results of Prisym, which was sold effective February 28, 1999. The unaudited pro forma summary includes the impairment of goodwill charge of $6,193,000 and restructuring charges and other expenses of $847,000 recorded in the year ended December 31, 1999. The weighted average shares outstanding exclude 166,667 of escrow shares.

                                 TEKGRAF, INC.

3. ACQUISITIONS (CONTINUED)
The pro forma summary below does not purport to represent what the Company's results of operations would actually have been if such transactions in fact had occurred as of January 1, 1998, or to project the Company's results of operations for any future period.

                                                       FOR THE YEAR ENDED
                                                          DECEMBER 31,
                                                   ---------------------------
                                                       1999           1998
                                                   ------------   ------------
                                                   (UNAUDITED)    (UNAUDITED)
Net sales........................................  $112,524,379   $114,143,168
Gross profit.....................................    18,442,523     18,156,821

Income (loss) from operations....................    (7,133,010)       (56,682)

Income (loss) before taxes.......................    (7,205,780)       287,052

Pro forma net income (loss)......................    (7,110,149)      (139,939)

Basic and diluted income (loss) per share........         (1.15)         (0.02)
Weighted average shares outstanding..............     6,161,664      6,161,664

4. INVENTORIES

    Inventories, net of reserves, at December 31, 2000 and 1999 consist of the following:

                                                               2000       1999
                                                             --------   --------
Component materials........................................   $    0    $   370
Service Parts..............................................    1,970      2,442
Finished goods.............................................    7,711     10,088
                                                              ------    -------
Inventories, net...........................................   $9,681    $12,900
                                                              ======    =======

5. PROPERTY AND EQUIPMENT, NET

    Property and equipment, net of accumulated depreciation, at December 31, 2000 and 1999, consists of the following:

                                                              2000       1999
                                                            --------   --------
Furniture and fixtures....................................  $ 1,020    $   565
Computer equipment........................................    2,279      1,972
Automobiles...............................................      114        122
Construction in progress..................................      573          0
                                                            -------    -------
                                                              3,986      2,659
Less: accumulated depreciation............................   (1,164)      (694)
                                                            -------    -------
Property and equipment, net...............................  $ 2,822    $ 1,965
                                                            =======    =======

                                 TEKGRAF, INC.

6. GOODWILL

    Goodwill, net of accumulated amortization, at December 31, 2000 and 1999 consists of the following:

                                                              2000       1999
                                                            --------   --------
Goodwill..................................................  $ 3,703    $ 3,703
Accumulated amortization..................................   (1,575)    (1,389)
                                                            -------    -------
Goodwill, net.............................................  $ 2,128    $ 2,315
                                                            =======    =======

7. CURRENT DEBT

    In June 2000, the Company amended and restated the Loan and Security Agreement (the "Agreement"), which expires on June 30, 2002, with a bank that provides for an outstanding principal amount of $12.5 million. Outstanding advances under the Agreement bear interest at the LIBOR Index Rate plus a rate, varying from 2.00% to 3.00% that corresponds to a range of the Company's debt to net worth ratio from 1:1 to 2.5:1. Pursuant to the terms of the Agreement, the Company has pledged accounts receivables, inventory and equipment as collateral. During the years ended December 31, 2000 and 1999, the Company borrowed
$32.5 million and $6.3 million, respectively, and repaid approximately
$25.6 million and $2.7 million, respectively, under this credit facility. As of December 31, 2000 and 1999, the Company had an outstanding balance of $11.1 million and $4.2 million, respectively, million under the credit facility.

    In accordance with the Agreement, the Company is required to maintain certain financial covenants, which specifically include a modified current ratio, a debt to equity ratio and a fixed charge coverage ratio. The Company was below the fixed charge coverage ratio and the debt to equity ratio and has obtained a waiver from the bank for the year ended December 31, 2000. The Company was below the fixed charge ratio and obtained a waiver at December 31, 1999 as well. The facility is classified as current in the accompanying financial statements as the Company expects that it will require a similar waiver for the quarter ended March 31, 2001.

                                 TEKGRAF, INC.

8. INCOME TAXES

    The provision (benefit) for income taxes for the years ended December 31, 2000, 1999 and 1998 is as follows:

                                                      FEDERAL     STATE      TOTAL
                                                      --------   --------   --------
2000
Current.............................................   $(600)     $(112)    $  (712)
Deferred............................................    (380)       (33)       (413)
                                                       -----      -----     -------
                                                       $(980)     $(145)    $(1,125)
                                                       =====      =====     =======

1999
Current.............................................   $  66      $  13     $    79
Deferred............................................    (172)       (15)       (187)
                                                       -----      -----     -------
                                                       $(106)     $  (2)    $  (108)
                                                       =====      =====     =======

1998
Current.............................................   $ 522      $  98     $   620
Deferred............................................    (122)       (11)       (133)
                                                       -----      -----     -------
                                                       $ 400      $  87     $   487
                                                       =====      =====     =======

    A reconciliation of federal statutory and effective income tax rates is as follows:

                                                          2000          1999          1998
                                                        --------      --------      --------
Statutory U.S. federal income tax rate................   (34.0)%       (34.0)%        34.0%
Effect of:
State income taxes, net of federal benefit............    (3.3)         (0.5)          5.7
Nondeductible goodwill amortization...................     1.8          31.6          35.9
Nondeductible meals and entertainment.................     0.9           0.2           1.5
Nondeductible foreign loss............................     0.6           1.1             0
1998 permanent differences............................     0.4             0             0
Other, net............................................     1.1           0.1           7.1
                                                         -----         -----          ----
Effective income tax rate.............................   (32.5)%        (1.5)%        84.2%
                                                         =====         =====          ====

                                 TEKGRAF, INC.

8. INCOME TAXES (CONTINUED)
    An analysis of the deferred income tax assets and liabilities at December 31, 2000 and 1999 is as follows:

                                                                2000       1999
                                                              --------   --------
Current deferred income tax assets:
  Accounts receivable.......................................    $195      $ 269
  Inventory.................................................     152        284
  Vacation..................................................      46          0
  Warranty..................................................       0         70
  Restructuring accruals....................................     155        145
  263A Capitalization.......................................      76         85
  Other.....................................................       0         17
                                                                ----      -----
      Total current deferred income tax assets..............     624        870

Current deferred income tax liabilities:
  Inventory.................................................       0        (70)
                                                                ----      -----
  Current deferred income tax asset, net....................    $624      $ 800
                                                                ====      =====

Noncurrent deferred income tax assets:

  Net operating loss carryforward...........................     625          0

  Other.....................................................       7         14
                                                                ----      -----

Total non-current deferred income tax asset.................    $632      $  14
                                                                ====      =====

Noncurrent deferred income tax liabilities, net

  Section 475 adjustment....................................     (54)      (109)

  Depreciation..............................................    (241)      (204)
                                                                ----      -----

      Total noncurrent deferred income tax liabilities......    (295)      (313)
                                                                ----      -----

  Noncurrent deferred income tax asset (liability), net.....    $337      $(299)
                                                                ====      =====

    Management believes that realization of the deferred tax assets is more likely than not due to taxable income available in carry-back periods and projected future taxable income.

                                 TEKGRAF, INC.

9. COMMITMENTS AND CONTINGENCIES

    OPERATING LEASE

    The Company leases office space under various operating leases expiring through 2004. At December 31, 2000, minimum rentals due under these leases were as follows:

2001........................................................   $  813
2002........................................................      498
2003........................................................      219
2004........................................................       92
                                                               ------
                                                               $1,622
                                                               ======

    Rent expense for the years ended December 31, 2000, 1999 and 1998 was approximately $804, $887 and $714 respectively.

10. LITIGATION

    The Company is involved in certain claims arising in the normal course of business. In the opinion of management of the Company, although the outcomes of the claims are uncertain, in the aggregate, they are not likely to have a material adverse effect on the Company.

    On January 3, 2001, the Company closed a transaction pursuant to which it settled a lawsuit involving shareholders who exercised dissenters' rights with regard to the Company's conversion of all Class B Common Stock to Class A Common Stock pursuant to a vote at a special meeting of shareholders held on January 21, 2000. The terms of the settlement are set forth in a Settlement Agreement and Mutual Releases dated December 21, 2000 ("Settlement Agreement"). The Settlement Agreement relates to the Shareholders of record who owned 1,191,333 shares of Class B Common Stock as of the relevant date exercised dissenters' rights and demanded payment for their shares, plus accrued interest, pursuant to Georgia law. Because the dissenting shareholders and the Company could not reach agreement as to the fair value of the shares as of the relevant date, the Company filed a petition in the Superior Court of Fulton County, Georgia on May 26, 2000, seeking the determination of the fair value of the dissenters' shares and accrued interest, pursuant to Georgia law (the "Dissenters' Lawsuit").

    The Company previously entered into a transaction that resulted in a partial settlement of the Dissenters' Lawsuit. As of October 31, 2000, the Company sold the assets of its Tekgraf Systems division to Micro Environments, LLC, a limited liability company controlled by Anita, Ltd., one of the dissenting shareholders in the Dissenters' Lawsuit. As consideration for the assets of the Tekgraf Systems division, Anita, Ltd. transferred to the Company 375,752 shares of Class A Common Stock at issue in the Dissenters' Lawsuit. Pursuant to the Settlement Agreement effective January 3, 2001, Anita, Ltd. made the final adjustment payment for the assets of the Tekgraf Systems division by surrendering to the Company an additional 82,418 shares of Class A Common Stock at issue in the Dissenters' Lawsuit. The shares received were recorded at the carrying value of the assets sold which approximated the fair market value.

    Pursuant to the Settlement Agreement, all rights of the defendants to the remaining shares at issue in the Dissenters' Lawsuit were transferred to the Company. The Company agreed to pay an aggregate amount of $1,875,000 to resolve the Dissenters' Lawsuit, and on January 5, 2001 the parties filed a

                                 TEKGRAF, INC.

10. LITIGATION (CONTINUED)
mutual notice of dismissal with the court. In addition, the Company agreed to pay $168,750 to Anita, Ltd. in exchange for 75,000 Class A Shares and 75,000 warrants that were not subject to the Dissenters' Lawsuit. The consideration paid represents the fair value of the shares received, pursuant to Georgia law.

    On January 3, 2001, the Company paid $275,000 and delivered a Unsecured Installment Note dated December 21, 2000 (the "Note") for the remaining $1,768,750. The Note provides that the Company will make monthly payments commencing on March 15, 2001 and ending on December 14, 2001. The Note will not bear interest, except upon an Event of Default (as defined in the Note). Therefore, imputed interest expense of $64,341 will be recorded on the Company's books during 2001. From the date of an Event of Default, interest will accrue on all remaining payments at a rate equal to the Prime Rate (as defined in the Note) plus 2%. Certain mutual releases and covenants not to sue will automatically be revoked if the Company fails to make any of the payments as provided for in the Note, and the Settlement Agreement provides that the 75,000 Class A Shares and 75,000 warrants held by Anita, Ltd. will be surrendered when the Company makes the March 15, 2001 payment.

    As further described in the Settlement Agreement, the Company also agreed to indemnify the defendants and certain related parties against claims for or relating to any alleged failure of the Company or the defendants to comply with any alleged net asset value obligations ("NAV Obligations") relating to the Company's June 1997 acquisition of all of the outstanding stock of five regional distributors of computer graphics products. The Company agreed to use reasonable, good faith efforts to obtain certain mutual releases from the persons who sold stock to the Company in the June 1997 acquisitions, and the Company's indemnification obligations will terminate with respect to those who execute and deliver the mutual releases. As part of the Settlement Agreement, two shareholders who sold stock to the Company as part of the June 1997 acquisitions executed and delivered mutual releases. Those two shareholders are Thomas A. Gust and William M. Rychel, the Company's Chief Executive Officer.

11. EMPLOYMENT AGREEMENTS

    Certain stockholders of the Company have entered into employment agreements which provide for a set base salary, participation in future incentive bonus plans, stock option plans, certain other benefits, and a covenant not to compete following termination of such person's employment.

12. CAPITAL STRUCTURE

    On November 11, 1997, in connection with the initial public offering of the Company's securities, 2,100,000 units were issued. Each unit consisted of one share of Class A Common Stock and one Redeemable Warrant. The Class A Common Stock and Redeemable Warrant were transferable separately immediately upon issuance.

    CLASS A COMMON STOCK

    On June 2, 1997, the Company authorized 31,666,667 shares of Class A Common Stock, $.001 par value. Holders of Class A Common Stock have the right to cast one vote for each share held of record on all matters submitted to a vote of holders of Class A Common Stock.

                                 TEKGRAF, INC.

12. CAPITAL STRUCTURE (CONTINUED)
    REDEEMABLE WARRANTS

    Each Redeemable Warrant entitles the registered holder to purchase one share of Class A Common Stock at an exercise price of $8.40 at any time until the fifth anniversary of the date of issue, which is November 10, 2002. Beginning on the first anniversary of the date of issue, the Redeemable Warrants are redeemable by the Company on 30 days written notice and at a redemption price of $.05 per Redeemable Warrant if the closing price of the Class A Common Stock for any 30 consecutive trading days ending within 15 days of the notice of redemption averages in excess of $11.75 per share. All Redeemable Warrants must be redeemed if any are redeemed. The Company has reserved from its authorized but unissued shares a sufficient number of shares of Class A Common Stock for issuance upon the exercise of the Redeemable Warrants. The Redeemable Warrants do not contain any voting or other rights of a stockholder of the Company.

    CLASS B COMMON STOCK

    On January 21, 2000, the Company eliminated its dual class of stock and all outstanding shares of Class B Common Stock were converted into Class A Common Stock on a one-for-one basis. On May 1, 1997, the Company increased the outstanding shares from 100 to 3,424 by declaring a 34.24-for-1 stock split of the Company's common stock (par value of $1.00). On June 2, 1997, the Company declared a 400-for-1 stock split of the Company's common stock pursuant to which all of the Company's outstanding common stock was exchanged for 4,000,000 shares of Class B Common Stock with a par value of $.001. During October 1997, the Company effected a .83333325-for-1 reverse stock split pursuant to which the outstanding shares of Class B Common Stock were exchanged for 3,333,333 shares of Class B Common Stock. Each share of Class B Common Stock was entitled to five votes on all matters on which stockholders may vote, including the election of directors. Each share of Class B Common Stock was automatically converted into one share of Class A Common Stock upon (i) its sale, gift of transfer, except in the case of a transfer to a trust for which the original holder acts as sole trustee or to any other holder of Class B Common Stock, (ii) the death of the original holder thereof, including in the case of the original holder having transferred the Class B Common Stock to a trust for which the original holder served as trustee during his or her lifetime, or (iii) the conversion of an aggregate of 75% of the authorized shares of Class B Common Stock.

    ESCROW SHARES

    In connection with the Company's initial public offering of its securities, the holders of the Company's Class B Common Stock agreed to place an aggregate of 166,667 shares into escrow. As part of the Dissenter's settlement, 57,067 escrow shares have been forfeited. Therefore, there are 109,600 escrow shares remaining as of December 31, 2000. These shares may be voted, but are not transferable or assignable. These shares will be released if, and only if, certain predetermined thresholds of pre-tax income or market value of the Company's Class A Common Stock are exceeded. In the event any shares are released from escrow to the holders who are employees or directors of the Company, compensation expense equal to the fair value of the escrow shares will be recognized in the consolidated statement of operations. As of December 31, 2000 the predetermined thresholds have not been met and the escrow shares have not been released to the shareholders. The escrow shares will expire in March 2001.

                                 TEKGRAF, INC.

12. CAPITAL STRUCTURE (CONTINUED)
    PREFERRED STOCK

    On June 2, 1997, the Company authorized 5,000,000 shares of preferred stock. The Board of Directors will have the authority to issue the preferred stock in one or more series and to fix the number of shares and the relative rights, conversion rights, voting rights and terms of redemption and liquidation preferences, without further vote or action by the stockholders. There are no outstanding shares of preferred stock as of December 31, 2000.

13. STOCK OPTION PLAN

    During August 1997, the Company's Board of Directors and stockholders approved the 1997 Stock Option Plan (the "Plan") covering 300,000 shares of the Company's Class A Common Stock which may be granted to employees, officers, directors, and consultants or advisers to the Company. In May 1999, the Board of Directors and shareholders approved a Plan amendment to increase the number of shares of Class A Common Stock reserved for issuance there under from 300,000 to 600,000. In May 2000, the Board of Directors and shareholders approved a Plan amendment to increase the number of shares of Class A Common Stock reserved for issuance there under from 600,000 to 1,000,000.Options granted under the Plan may be either (i) options intended to qualify as incentive stock options under
Section 422 of the Internal Revenue Code or (ii) non-qualified stock options. Incentive options granted under the Plan are exercisable for a period of up to ten years from the date of grant at an exercise price which is not less than the fair market value of the stock on the date of grant, except that the term of an incentive option granted under the Plan to a stockholder owning more than 10% of the outstanding voting power may not exceed five years and its exercise price may not be less than 110% of the fair market value of the stock on the date of grant. In addition, to the extent that the aggregate fair market value, as of the date of grant, of the stock for which incentive options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a non-qualified option. The Company's Board of Directors administers the Plan, which expires in August 2007. The Company has 403,163 stock options available for future grant at December 31, 2000.

    A summary of stock options as of December 31, 2000, 1999 and 1998 and activity during the period ending those dates is as follows:

                                                       2000                   1999                   1998
                                               --------------------   --------------------   --------------------
                                                     WEIGHTED               WEIGHTED               WEIGHTED
                                                     AVERAGE                AVERAGE                AVERAGE
                                                     EXERCISE               EXERCISE               EXERCISE
                                               --------------------   --------------------   --------------------
                                               OPTIONS    PRICE ($)   OPTIONS    PRICE ($)   OPTIONS    PRICE ($)
                                               --------   ---------   --------   ---------   --------   ---------
Options at beginning of Period...............   275,500     2.78      262,500      3.00            0        --
Granted......................................   446,837     1.91       40,000      1.50      262,500      3.00
Exercised....................................         0       --            0        --            0        --
Forfeited....................................  (125,500)    2.83      (27,000)     3.00            0        --
                                               --------     ----      -------      ----      -------      ----
Outstanding at the end of Period.............   596,837     2.12      275,500      2.78      262,500      3.00
Options exercisable at end of period.........   170,087     2.14       97,625      2.74       15,000      3.00

                                 TEKGRAF, INC.

13. STOCK OPTION PLAN (CONTINUED)
    Weighted average fair value of options granted during the period

                                                        2000                    1999                    1998
                                                ---------------------   ---------------------   ---------------------
                                                WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                                 AVERAGE      FAIR       AVERAGE      FAIR       AVERAGE      FAIR
                                                EXERCISE     MARKET     EXERCISE     MARKET     EXERCISE     MARKET
                                                PRICE ($)   VALUE ($)   PRICE ($)   VALUE ($)   PRICE ($)   VALUE ($)
                                                ---------   ---------   ---------   ---------   ---------   ---------
Option granted during the year
Option price > fair market value..............      --          --          --          --        3.00        3.00
Option price = fair market value..............    1.91        1.91        1.50        1.50          --          --
Option price < fair market value..............      --          --          --          --          --          --

    The Company applies APB Opinion No. 25 ("APB 25") and related Interpretations in accounting for the Plan. The Financial Accounting Standards Board issued Statement No. 123, "Accounting for Stock-Based Compensation" ("FAS 123") changing the methods for recognition of cost on plans similar to those of the Company. Adoption of the accounting provisions of FAS 123 is optional; however, pro forma disclosures as if the Company adopted the cost recognition requirements under FAS 123 are required.

    The weighted average fair value of stock options granted during 2000, 1999 and 1998 was $1.91, $1.50, and $3.00 respectively. Had compensation cost for the Plan been determined on a fair value basis in accordance with the provisions of FAS 123, the Company's net income (loss) for the three years ended December 31, 2000, 1999 and 1998 would have been as follows:

                                                        2000       1999       1998
                                                      --------   --------   --------
Net income (loss)--as reported......................  $(2,334)   $(7,118)     $ 91
Net income (loss)--pro forma........................  $(2,470)   $(7,173)     $ 43
Earnings per share--pro forma.......................  $  (.40)   $ (1.18)     $.01

    The amount of the proforma charge has been determined using the Black-Scholes model, as permitted by FAS 123. For purposes of the calculation, management used a weighted average interest rate of 6.2% based on the U.S. Treasury Strip (zero-coupon) bonds, a projected volatility rate of 80%, a dividend yield of 0% and an expected life of 5 years for the grants.

14. THIRD PARTY STOCK OPTIONS

    The Company has agreements with two service providers whereby the Company granted options to purchase up to 52,000 shares of the Company's common stock at a weighted average exercise price of $1.51 per share. The options vest at the date of grant and have expiration dates three years from the grant date. On the date of grant, these options had an estimated fair value aggregating $32,040 using the Black-Scholes option model. The Company's operations for the year ended December 31, 2000 include non-cash charges of $32,040 relating to the options.

15. THIRD PARTY STOCK WARRANTS

    On August 31, 2000, the Company entered into a twelve month agreement with one service provider whereby the Company granted 100,000 warrants. Each party has the right to terminate the Agreement with a 30 day written notice. The vesting period of the warrants is: 50,000 warrants at a

                                 TEKGRAF, INC.

15. THIRD PARTY STOCK WARRANTS (CONTINUED)
$1.50 exercise price, vested immediately upon signing, 25,000 warrants at $2.50 exercise price, vest in 3 months after signing, and 25,000 warrants at a $3.50 exercise price, vesting in 6 months from signing. The warrant expiration date is August 31, 2003. On the date of grant, these options had an estimated fair value aggregating $40,433 using the Black-Scholes option model. The Company's operations for the year ended December 31, 2000 include non-cash charges of $37,550 relating to the warrants that have vested in 2000. The remaining warrants vest in 2001 and the Company will record the final non-cash charge of $2,883 relating to the warrants in 2001.

16. NET INCOME (LOSS) PER COMMON SHARE

    Potential common stock is in the form of stock options and warrants that do not have an effect on the 2000,1999 and 1998 diluted net income (loss) per common share calculations. The following table presents information necessary to calculate basic and diluted EPS for the years ended December 31, 2000, 1999 and 1998:

                                                2000        1999        1998
                                              ---------   ---------   ---------
Weighted average shares outstanding.........  6,243,875   6,328,331   6,056,126
Escrow shares...............................   (109,600)   (166,667)   (166,667)
                                              ---------   ---------   ---------
                                              6,134,275   6,161,664   5,889,459
                                              =========   =========   =========

17. RELATED PARTY TRANSACTIONS

    On December 1, 1999, the Company entered into a Loan Agreement with William
M. Rychel pursuant to which the Company loaned Mr. Rychel a total of $1,775,000 to purchase from certain shareholders a total of 806,983 shares of our common stock. The original term of the loan was one year. On December 1, 2000, the Company entered into an amendment to the loan agreement with Mr. Rychel that extended the due date of the loan until December 1, 2001.

18. IMPAIRMENT OF GOODWILL AND RESTRUCTURING CHARGES AND OTHER EXPENSES

    Management of the Company, since each of the respective acquisitions, has continually reviewed the recoverability of the goodwill, as events and changes in circumstances have warranted, to determine whether or not any of the goodwill associated with the acquisitions has been impaired. During 1999, in light of several factors including the continued change in the manner in which acquired assets are being utilized and the history and forecasted revenues and earnings of the related acquisitions, the Company reviewed and completed an analysis and determined that $6,193,318 of the unamortized goodwill impaired and therefore not recoverable, resulting in a writedown of goodwill in the 1999 statement of operations.

    In connection with the acquisitions, many functions formerly performed in regional offices have been consolidated and centralized, resulting in certain office or warehouse locations no longer being necessary to the Company's business operations. Accordingly, $230,000 was charged to operations during 1999 related to these leased premises no longer in use. Additionally, associated with the related centralization and consolidation and as part of management's overall strategic plan, certain costs amounting to $617,061 have been incurred, including employee severance. These costs have been combined with the above described amount and are reflected as Restructuring Charges and Other

                                 TEKGRAF, INC.

18. IMPAIRMENT OF GOODWILL AND RESTRUCTURING CHARGES AND OTHER EXPENSES (CONTINUED)
Expenses in the third quarter of 1999 statement of operations. During 2000 the Company continued its consolidation and centralization effort. Therefore, the Company recorded a restructuring charge of $541,000 relating to employee severance and leased premises no longer necessary to the Company during the fourth quarter of 2000.

    The following table provides a rollforward of the liabilities incurred in connection with the 2000 business restructuring.

($ in thousands)

                                                                 2000
                                                             RESTRUCTURING
                                              DECEMBER 31,      CHARGES          2000        DECEMBER 31,
                                                  1999        AGAINST THE    RESTRUCTURING       2000
TYPE OF COST                                    BALANCE         RESERVE         ACCRUAL        BALANCE
------------                                  ------------   -------------   -------------   ------------
Employee Separations........................      $334           $(334)          $157            $157
Facility Closings...........................       184            (169)           384             399
Other.......................................        60             (60)             0               0
                                                  ----           -----           ----            ----
    Total...................................      $578           $(563)          $541            $556
                                                  ====           =====           ====            ====

    For the year ended December 31, 2000, the 1999 restructuring reserve balances were reduced by $558,000. Employee separations of $295,000 and facility closings of $61,000 were charged against the restructuring reserve for the year ended December 31, 2000, relating to the 1999 restructuring reserve. After the above charges, management evaluated the restructuring reserve balance and released $39,000 from employee separations, $108,000 from facility closings and $60,000 from other restructuring reserves based on anticipated restructuring needs. The release of the restructuring accrual is reflected in the sales, general and administrative line of the Company's profit and loss statement for the year ended December 31, 2000. As mentioned above, a restructuring reserve was established in 2000, to continue the consolidation and centralization of the Company. The reserve consists of $157,000 of employee separations and $384,000 relating to facility closings. The restructuring reserve balance is $556,000 as of December 31, 2000.

19. DISCONTINUED OPERATIONS--TEKGRAF TECHNOLOGY SERVICES DIVISION

    As of October 31, 2000, the Company sold the assets of its Tekgraf Systems division to Micro Environments, LLC, a limited liability company, controlled by Anita, Ltd., one of the dissenting shareholders in the Dissenter's Lawsuit. As consideration for the assets of the Tekgraf Systems division, Anita, Ltd. transferred to the Company 375,752 shares of Class A Common Stock in partial settlement of the Dissenter's Lawsuit. Tekgraf Systems is an integrator of desktop PC's and servers. The division produced $6.0 million in revenue and had an pre-tax operating loss of $(190,000) for the ten months ended October 31, 2000.

    The Company's 1999 and 1998 consolidated financial statements have been reclassified to report separately the results of operations for the Tekgraf Technology Systems Division. The operating results

                                 TEKGRAF, INC.

19. DISCONTINUED OPERATIONS--TEKGRAF TECHNOLOGY SERVICES DIVISION (CONTINUED) (in thousands) for the year ended December 31, 2000 of the discontinued Tekgraf Technology Systems Division consist of:

                                                            YEAR ENDED
                                        DECEMBER 31,       DECEMBER 31,       DECEMBER 31
                                            2000               1999               1998
                                      ($ IN THOUSANDS)   ($ IN THOUSANDS)   ($ IN THOUSANDS)
                                      ----------------   ----------------   ----------------
Net sales:..........................       $6,747             $8,532             $14,609
                                           ======             ======             =======
(Loss)/income from operations before
  income taxes......................         (190)              (271)                 39
(Benefit)/provision from income
  taxes.............................          (72)              (103)                 15
                                           ------             ------             -------
(Loss)/Income from discontinued
  operations........................       $ (118)            $ (168)            $    24
                                           ======             ======             =======

20. SEGMENT INFORMATION

    During the year ended December 31, 2000, the Company reevaluated its current segment reporting. In previous years, the Company had three business units:
Graphics, Technology and Services. The Company's management now segments the business into three business units: Channels, POP, and Services. All prior year results have been restated to be comparative to the current year's results. These business units are revenue producing components of the Company about which separate financial information is produced internally and operating decisions are made. For the Channels Business net sales, no customers accounted for more than 10% of the sales for the years ended December 31, 2000, 1999 and 1998, respectively. For the POP net sales, one customer accounted for 97%, 80%, and 83% of sales for the years ended December 31, 2000, 1999 and 1998, respectively. No customers accounted for more than 10% of net sales for the Services Division for the years ended December 31, 2000, 1999, and 1998, respectively. International sales for all three divisions were insignificant for the years ended

                                 TEKGRAF, INC.

20. SEGMENT INFORMATION (CONTINUED)
December 31, 2000, 1999 and 1998, respectively. The following segment information is for the years ended December 31, 2000, 1999, and 1998:

                                                    2000       1999       1998
                                                  --------   --------   --------
Net sales:
  Channels......................................  $71,358    $ 80,122   $76,304
  POP...........................................   15,242      16,922     8,134
  Services......................................    9,103       5,448         0
                                                  -------    --------   -------
    Total net sales.............................  $95,703    $102,492   $84,438
                                                  =======    ========   =======
Net sales from discontinued operations..........    6,747       8,532    14,609

Operating income (loss) for continuing
  operations:
  Channels......................................  $(2,144)   $ (8,702)  $  (368)
  POP...........................................     (454)      2,223     1,171
  Services......................................      729          41         0
  Corporate.....................................   (1,066)       (445)     (530)
                                                  -------    --------   -------
  Total operating income (loss) for continuing
    operations..................................  $(2,935)   $ (6,883)  $   273
                                                  =======    ========   =======

  Total operating income (loss) for discontinued
    operations, net of tax......................  $  (118)   $   (168)  $    24
                                                  =======    ========   =======

Identifiable assets for continuing operations:
  Channels......................................  $24,712    $ 28,284   $30,485
  POP...........................................    6,748       3,443     5,296
  Services......................................    4,106       4,412         0
                                                  -------    --------   -------
    Total identifiable assets for continuing
      operations................................  $35,566    $ 36,139   $35,781
                                                  =======    ========   =======

Identifiable assets for discontinued
  operations:...................................  $     0    $  1,201   $ 1,375
                                                  =======    ========   =======

21. RECENT ACCOUNTING PRONOUNCEMENTS

    In December 1999, the SEC issued Staff Accounting Bulletin Number ("SAB No.") 101, "Revenue Recognition in Financial Statements," which provides additional guidance in applying generally accepted accounting principles for revenue recognition. Adoption of SAS 101 is required in the fourth quarter of fiscal year 2000. The Company is not anticipating the implementation of SAB 101 to have a material impact on the financial statements.

    In June 1998, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 133 as amended by FAS 138, Accounting for Derivative Instruments and Hedging Activities ("Statement 133"). Statement 133 provides a comprehensive and consistent standard for the recognition and measurement of derivatives and hedging activities. The effective date of this statement was delayed in June 1999 through the issuance of Statement of Financial Accounting Standards No. 137 ("Statement 137"). The effective date has been extended to fiscal years beginning after June 15, 2000. The Company is not anticipating the implementation of FAS 133 to have a material impact on the financial statements.

                                 TEKGRAF, INC.

22. CONSOLIDATED CONDENSED QUARTERLY INFORMATION (UNAUDITED)

    Selected unaudited financial information for each of the four quarters in the years ended December 31, 2000 and 1999 are as follows:

                                                                                              WEIGHTED
                                                                          NET INCOME       AVERAGE SHARES
                                                              NET           (LOSS)          OUTSTANDING
                                        NET       GROSS      INCOME        PER SHARE         BASIC AND
                                       SALES      PROFIT     (LOSS)    BASIC AND DILUTED      DILUTED
                                      --------   --------   --------   -----------------   --------------
2000
First...............................  $ 21,898   $ 3,829    $  (146)         $(0.02)         6,161,664
Second..............................    23,635     3,242       (585)          (0.09)         6,161,664
Third...............................    21,379     2,778       (671)          (0.11)         6,161,664
Fourth (1)..........................    28,791     3,547       (932)          (0.16)         5,859,331
                                      --------   -------    -------          ------          ---------
  Total.............................  $ 95,703   $13,396    $(2,334)         $(0.38)         6,130,366
                                      ========   =======    =======          ======          =========

1999
First...............................  $ 21,683   $ 3,477    $  (175)         $(0.03)         6,161,664
Second..............................    27,117     4,229       (109)          (0.02)         6,161,664
Third (2)...........................    26,416     4,114     (6,916)          (1.12)         6,161,664
Fourth..............................    27,276     4,776         81            0.01          6,161,664
                                      --------   -------    -------          ------          ---------
  Total.............................  $102,492   $16,596    $(7,118)         $(1.16)         6,161,664
                                      ========   =======    =======          ======          =========

------------------------

(1) The net loss in the fourth quarter of 2000 includes $541,000 in restructuring charges, $384,000 relating for facility closings, $157,000 in charges related to severance costs.

(2) The net loss in the third quarter of 1999 includes $6,193,000 in impairment of goodwill charges, $230,000 in charges related to leased premises no longer in use and $617,000 in centralization and consolidation expenses.

    Basic net income (loss) per share was the same as diluted net income (loss) per share in each period presented above.

           CONSOLIDATED INTERIM FINANCIAL STATEMENTS OF TEKGRAF, INC.

               INDEX TO CONSOLIDATED INTERIM FINANCIAL STATEMENTS


Consolidated Balance Sheet as of September 30, 2001.........    F-27

Consolidated Statements of Operations for the three months
  and nine months ended September 30, 2001 and 2000.........    F-28

Consolidated Statements of Cash Flows for the nine months
  ended September 30, 2001 and 2000.........................    F-29

Notes to Consolidated Interim Financial Statements..........    F-30

                                 TEKGRAF, INC.

                           CONSOLIDATED BALANCE SHEET

                                ($ IN THOUSANDS)

                                                              SEPTEMBER 30, 2001
                                                              ------------------
                                                                 (UNAUDITED)
                           ASSETS
Current assets:
  Cash and cash equivalents.................................       $    325
  Accounts receivable, less allowance for doubtful accounts
    of $398 and $512 at September 30, 2001 and December 31,
    2000, respectively......................................          8,163
  Inventories, net..........................................          7,316
  Prepaid expenses and other assets.........................            490
  Income taxes receivable...................................             72
                                                                   --------
      Total current assets..................................         16,366
                                                                   --------
Property and equipment, net.................................          3,490
Goodwill, net...............................................          1,989
Deferred income taxes.......................................          2,318
Other assets................................................             99
                                                                   --------
      Total assets..........................................       $ 24,262
                                                                   ========

                        LIABILITIES
Current liabilities:
  Current debt..............................................       $  7,404
  Current note payable......................................            263
  Accounts payable..........................................          5,516
  Accrued expenses..........................................          2,723
  Contract obligation and deferred income...................          2,200
                                                                   --------
      Total current liabilities.............................         18,106
                                                                   --------

      Total liabilities.....................................         18,106
                                                                   --------

Commitments and contingencies...............................              0

                    STOCKHOLDERS' EQUITY

Class A Common Stock $.001 par value, 35,000,000 shares
  authorized; 4,956,535 shares issued and outstanding at
  September 30, 2001 and December 31, 2000..................              5
Preferred Stock, $.001 par value, 5,000,000 shares
  authorized; no shares issued and outstanding at
  September 30, 2001 and December 31, 2000..................              0
Due from stockholder........................................         (2,074)
Additional paid-in capital..................................         19,521
Accumulated deficit.........................................        (11,296)
                                                                   --------

      Total stockholders' equity............................          6,156
                                                                   --------

      Total liabilities and stockholders' equity............       $ 24,262
                                                                   ========

  The accompanying notes are an integral part of these consolidated financial statements.

                                 TEKGRAF, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                ($ IN THOUSANDS)

                           THREE MONTHS ENDED   THREE MONTHS ENDED    NINE MONTHS ENDED     NINE MONTHS ENDED
                           SEPTEMBER 30, 2001   SEPTEMBER 30, 2000*   SEPTEMBER 30, 2001   SEPTEMBER 30, 2000*
                           ------------------   -------------------   ------------------   -------------------
                              (UNAUDITED)           (UNAUDITED)          (UNAUDITED)           (UNAUDITED)
Net sales................      $   16,566           $   21,376            $   54,098             $   66,910
Cost of goods sold.......          13,777               18,598                45,194                 57,060
                               ----------           ----------            ----------             ----------
    Gross profit.........           2,789                2,778                 8,904                  9,850

Operating expenses:
  Selling, general and
    administrative.......           3,448                3,515                 9,612                 11,161
  Depreciation...........             242                  132                   572                    357
  Amortization of
    goodwill.............              47                   45                   140                    140
                               ----------           ----------            ----------             ----------

Loss from continuing
  operations before
  interest and income
  taxes..................            (948)                (914)               (1,420)                (1,808)

Interest expense, net....             351                   55                   775                    174
                               ----------           ----------            ----------             ----------

Loss before benefit for
  income taxes...........          (1,299)                (969)               (2,195)                (1,982)

Benefit for income
  taxes..................            (360)                (342)                 (645)                  (664)
                               ----------           ----------            ----------             ----------

Loss from continuing
  operations.............            (939)                (627)               (1,550)                (1,318)

Loss from discontinued
  operations (net of tax
  benefit)...............               0                  (44)                    0                    (85)
                               ----------           ----------            ----------             ----------

Net loss.................      $     (939)          $     (671)           $   (1,550)            $   (1,403)
                               ==========           ==========            ==========             ==========

Basic and diluted
  weighted average shares
  outstanding............       4,956,535            6,161,664             4,982,618              6,161,664
                               ==========           ==========            ==========             ==========

Loss applicable to common
  shares:
  Continuing
    operations...........      $    (0.19)          $    (0.10)           $    (0.31)            $    (0.21)
  Discontinued
    operations...........      $    (0.00)          $    (0.01)           $    (0.00)            $    (0.02)
                               ----------           ----------            ----------             ----------
  Net loss...............      $    (0.19)          $    (0.11)           $    (0.31)            $    (0.23)
                               ==========           ==========            ==========             ==========

------------------------

*   As reclassified for discontinued operations.

  The accompanying notes are an integral part of these consolidated financial statements.

                                 TEKGRAF, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                ($ IN THOUSANDS)

                                                              NINE MONTHS ENDED    NINE MONTHS ENDED
                                                              SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                                              ------------------   ------------------
                                                                 (UNAUDITED)          (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss....................................................       $(1,550)             $(1,403)
  Adjustments to reconcile net loss to
  Cash provided by (used in) operating activities:
  Provision for doubtful accounts receivable................           408                  302
  Provision/write-down of inventory.........................            25                  225
  Imputed interest on note payable..........................            62                    0
  Depreciation..............................................           572                  359
  Amortization of goodwill..................................           139                  140
  Deferred taxes............................................          (645)                (716)
  Non-cash compensation for warrants and stock options......             0                  100
  Changes in net assets and liabilities, net of
    acquisitions:
  Accounts receivable.......................................         9,311                2,204
  Inventories...............................................         2,340                3,761
  Prepaid expenses and other assets.........................           (67)                  60
  Accounts payable and accrued expenses.....................        (4,107)              (6,212)
  Deferred income and contract obligation...................           (38)                (983)
  Income taxes..............................................            (1)                 (49)
                                                                   -------              -------
Total adjustments...........................................         7,999                 (809)
                                                                   -------              -------
CASH PROVIDED BY OPERATING ACTIVITIES.......................       $ 6,449              $(2,212)
                                                                   -------              -------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment..........................        (1,240)                (737)
                                                                   -------              -------
CASH USED IN INVESTING ACTIVITIES...........................       $(1,240)             $  (737)
                                                                   -------              -------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds/(repayment) from debt, net.........................        (3,738)               2,267
Loan to stockholder.........................................          (133)                   5
Payments for Dissenters' settlement.........................        (1,504)                   0
                                                                   -------              -------
CASH USED IN FINANCING ACTIVITIES...........................       $(5,375)             $ 2,272
                                                                   -------              -------

(Decrease)/Increase in cash and cash equivalents............          (166)                (677)
Cash and cash equivalents, beginning of year................           491                1,704
                                                                   -------              -------
Cash and cash equivalents, end of period....................       $   325              $ 1,027
                                                                   =======              =======

  The accompanying notes are an integral part of these consolidated financial statements.

               NOTES TO CONSOLIDATED INTERIM FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

    The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The preparation of financial statements are in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Operating results for the three months ended September 30, 2001 and the nine months ended September 30, 2001 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2001. For further information, refer to the consolidated financial statements and the footnotes included elsewhere in this proxy statement.

2. INVENTORIES

    Inventories, net of reserves, at September 30, 2001 and December 31, 2000 consist of the following:

                                              SEPTEMBER 30, 2001   DECEMBER 31, 2000
                                              ------------------   -----------------
                                               ($ IN THOUSANDS)    ($ IN THOUSANDS)
                                                 (UNAUDITED)
Service parts...............................        $1,992              $1,970
Finished goods..............................         5,324               7,711
                                                    ------              ------
Inventories, net............................        $7,316              $9,681
                                                    ======              ======

3. NET LOSS PER COMMON SHARE

    Basic and diluted net loss per common share are computed by dividing net loss by the weighted average number of common shares and common share equivalents outstanding during the period. There were no common share equivalents that were dilutive during any of the periods presented. At September 30, 2001, the basic and diluted weighted average shares were as follows:

Basic and diluted weighted average shares...................  4,956,535
                                                              =========

4. INCOME TAXES

    The Company's effective tax rate was a benefit of 27.5% and 35.3% for the three months ended September 30, 2001 and 2000, respectively. The Company's effective tax rate was a benefit of 29.4% and 33.5% for the nine months ended September 30, 2001 and 2000, respectively. The difference between the Company's effective and statutory tax rates for those periods was primarily due to the amortization of non-deductible goodwill and state taxes, net of the federal benefit.

5. CURRENT DEBT

    The Company was out of compliance with certain covenants under its bank agreement, including the fixed charge coverage and leverage ratios, for the months ended August 31, September 30 and October 31, 2001 and has obtained a waiver from the bank. In connection with the waiver, the

Company has agreed that the financial covenants contained in the bank agreement will continue to be tested on a monthly basis.

    The Company believes that its available funds together with its current and anticipated credit facilities will be adequate to satisfy its current and planned operations, including restructuring accruals, for at least the next
12 months.

6. ESCROW SHARES

    The number of outstanding shares does not include 228,266 shares held in escrow in connection with an acquisition by the Company pursuant to a Pledge, Security and Escrow Agreement dated June 2, 1997. All of the interest in and title to these 228,266 shares was transferred to Anita Ltd. and then subsequently transferred to the Company as part of a Settlement Agreement and Mutual Releases dated as of December 21, 2000. These shares will ultimately be released from the escrow to the Company and will be cancelled. Therefore, the Company has, for accounting purposes, treated these shares as cancelled effective as of December 21, 2000.

7. PATENT APPLICATION

    On March 21, 2001, the Company filed a patent application with the United States Patent and Trademark Office relating to a sign creation and delivery management system for creating point of purchase signage. The Centiv Business will market and sell this system, which allows a user access to an information database for selecting sign templates, inputting data for the sign templates and selecting signage products for production of the sign templates. The user can then order the created sign templates having data input and selected signage products for delivery to the user.

8. IMPAIRMENT OF GOODWILL AND RESTRUCTURING CHARGES AND OTHER EXPENSES

    Management of the Company has continually reviewed the recoverability of the goodwill recorded in connection with the Company's acquisitions, as events and changes in circumstances have warranted, to determine whether or not any of the goodwill associated with the acquisitions has been impaired.

    The following table provides a roll forward of the liabilities incurred in connection with the 2000 and 2001 business restructuring.

($ in thousands)

                                                 THREE MONTHS ENDED   NINE MONTHS ENDED
                             DECEMBER 31, 2000   SEPTEMBER 30, 2001   SEPTEMBER 30, 2001   SEPTEMBER 30, 2001
TYPE OF COST                      BALANCE             ACTIVITY             ACTIVITY             BALANCE
------------                 -----------------   ------------------   ------------------   ------------------
Employee Separations.......        $157                $ (30)               $(117)                $ 40
Facility Closings..........         399                  (95)                (289)                 110
                                   ----                -----                -----                 ----
    Total..................        $556                $(125)               $(406)                $150
                                   ====                =====                =====                 ====

    For the three months and nine months ended September 30, 2001, restructuring reserve balances were reduced by $125,000 and $406,000, respectively. Employee separations of $30,000 and $117,000 were charged against the restructuring reserve for the three months and nine months ended September 30, 2001, respectively. Facility closings of $95,000 and $289,000 were charged against the restructuring reserve for the three months and nine months ended September 30, 2001, respectively. The restructuring reserve balance is $150,000 as of September 30, 2001.

9. SEGMENT DISCLOSURES

    During the year ended December 31, 2000, the Company reevaluated its current segment reporting. In previous years, the Company had three business units:
Graphics, Technology and Services. The Company's management now segments the business into three business units: Channels, Centiv (POP) and Services. All prior year results have been restated to be comparative to the current year's results. These business units are revenue producing components of the Company about which separate financial information is produced internally and operating decisions are made. For the Channels Business net sales, no one customer accounted for more than 10% of the sales for the three months or nine months ended September 30, 2001 and September 30, 2000, respectively. For the Centiv Business net sales, one customer accounted for 92% and 97% of the sales for the three months and nine months ended September 30, 2001 and September 30, 2000. No customers accounted for more than 10% of net sales for the Services Business for three months and six months ended September 30, 2001, or the three months and the nine months ended September 30, 2000. International sales for all three business units were insignificant for the three months ended and nine months ended September 30, 2001 and the three months and nine months ended September 30, 2000. The following segment information is for the three months and nine months ended September 30, 2001 and 2000:

                                       THREE MONTHS ENDED                         NINE MONTHS ENDED
                             ---------------------------------------   ---------------------------------------
                                                  SEPTEMBER 30, 2000                        SEPTEMBER 30, 2000
                             SEPTEMBER 30, 2001      *AS RESTATED      SEPTEMBER 30, 2001      *AS RESTATED
                             ------------------   ------------------   ------------------   ------------------
                              ($ IN THOUSANDS)     ($ IN THOUSANDS)     ($ IN THOUSANDS)     ($ IN THOUSANDS)
Net sales:
  Channels.................        $11,545              $17,409              $39,551              $52,908
  Centiv (POP).............          3,222                2,175                9,156                7,870
  Services.................          2,032                2,082                6,297                6,827
  Eliminations.............           (233)                (290)                (906)                (695)
                                   -------              -------              -------              -------
      Total net sales......        $16,566              $21,376              $54,098              $66,910
                                   =======              =======              =======              =======

Net Sales from discontinued
  operations...............        $     0              $ 1,770              $     0              $ 5,972

Operating income (loss)
  from continuing
  operations:
  Channels.................        $  (521)             $  (822)             $  (205)             $(1,823)
  Centiv (POP).............           (498)                (170)              (1,431)                (645)
  Services.................             62                   78                  216                  660
                                   -------              -------              -------              -------
Net loss from continuing
  operations before
  interest and income
  taxes....................        $  (957)             $  (914)             $(1,420)             $(1,808)
                                   =======              =======              =======              =======

Total operating income
  (loss) for discontinued
  operations, net of tax...        $     0              $   (44)             $     0              $   (85)
                                   =======              =======              =======              =======

Identifiable assets:
  Channels.................        $17,004              $24,207              $17,004              $24,207
  Centiv (POP).............          2,934                2,818                2,934                2,818
  Services.................          4,324                4,039                4,324                4,039
                                   -------              -------              -------              -------
Total identifiable
  assets...................        $24,262              $31,064              $24,262              $31,064
                                   =======              =======              =======              =======

------------------------

*   As restated for discontinued operations

10. RECLASSIFICATIONS

    Certain amounts in the September 30, 2000 financial statements have been reclassified to conform to the September 30, 2001 presentation.

11. DISCONTINUED OPERATIONS--TEKGRAF TECHNOLOGY SERVICES DIVISION

    In response to the Company's reclassification of its Class B Common Stock, which was approved by shareholders, certain shareholders exercised dissenters' rights. As the dissenting shareholders and the Company could not reach agreement as to the fair value of the shares as of the relevant date, in

May 2000, the Company filed a petition in the Superior Court of Fulton County, Georgia for a determination of the fair value of the shares (the "Dissenters' Lawsuit").

    As of October 31, 2000, the Company sold the assets of its Tekgraf Systems division to Micro Environments, LLC, a limited liability company controlled by Anita, Ltd., one of the dissenting shareholders in the Dissenters' Lawsuit. As consideration for the assets of the Tekgraf Systems division, Anita, Ltd. transferred to the Company 375,752 shares of Class A Common Stock in partial settlement of the Dissenter's Lawsuit. Tekgraf Systems is an integrator of desktop PC's and servers. The division produced $6.0 million in revenue and had an pre-tax operating loss of $(190,000) for the ten months ended October 31, 2000.

    The Company's 2000 consolidated financial statements have been reclassified to report separately the results of operations for the Tekgraf Technology Services Division. The operating results (in thousands) for the three months ended and nine months ended September 30, 2000 of the discontinued Tekgraf Technology Services Division consist of:

                                                                  NINE MONTHS ENDED
                                             THREE MONTHS ENDED     SEPTEMBER 30,
                                             SEPTEMBER 30, 2000         2000
                                             ------------------   -----------------
                                              ($ IN THOUSANDS)    ($ IN THOUSANDS)
                                                (UNAUDITED)          (UNAUDITED)
Net sales:.................................        $1,770              $5,972
                                                   ======              ======

Loss from operations before income taxes...           (71)               (137)
Benefit from income taxes..................            27                  52
                                                   ------              ------
Loss from discontinued operations..........        $  (44)             $  (85)
                                                   ======              ======

12. SUBSEQUENT EVENT--DEFINITIVE AGREEMENT TO SELL CHANNELS BUSINESS

    On October 29, 2001, the Company announced that it had reached a definitive agreement to sell the assets of the Company's Channels Business to SCB Acquisitions, LLC of Greenville, South Carolina, an investor group that includes an affiliate of the Company, for $7,905,000 in cash, subject to certain post closing adjustments plus the assumption of certain liabilities of the Channels Business Unit. The sale is expected to be completed by November 30, 2001, and is contingent upon lender and Tekgraf shareholder approval as well as the ability of SCB Acquisitions to obtain financing on reasonably satisfactory terms and conditions.

                                                                      APPENDIX A

                            ASSET PURCHASE AGREEMENT

    ASSET PURCHASE AND SALE AGREEMENT (this "Agreement") is made as of the   day
of October, 2001 by and between Tekgraf, Inc., a Georgia corporation ("Seller") and SCB Acquisitions LLC, a South Carolina limited liability company ("Buyer"). Each of Seller and Buyer is referred to herein as a "Party" or collectively as the "Parties."

    WHEREAS, Seller currently engages in the business of the wholesale distribution of computer graphics technologies through its Channels Business (the "Business"); and

    WHEREAS, Buyer desires to buy and Seller desires to sell all of the assets of Seller primarily used in or relating to the Business, except for those assets specifically excluded by this Agreement, on the terms and conditions set forth herein; and

    WHEREAS, Seller wishes to assign and Buyer wishes to assume certain liabilities, agreements and rights of Seller on the terms and conditions set forth herein; and

    WHEREAS, Buyer and Seller agree that it is in their mutual best interests to effect an orderly transfer of the Business and all of the rights arising in connection therewith from Seller to Buyer; and

    NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and each intending to be legally bound hereby, the Parties agree as follows:

ARTICLE 1. PURCHASE AND SALE

    SECTION 1.01. ASSETS. In reliance on the representations, warranties, covenants and agreements herein, and subject to the terms and conditions hereof, at the Closing (as defined below), Seller shall sell, convey, transfer and assign to Buyer, and Buyer shall purchase from Seller, free and clear of all liens, security interests and encumbrances (except as otherwise provided herein), all of Seller's right, title and interest in and to the assets of Seller used primarily in connection with the Business as at the Closing, as set forth below and subject to the exclusions contained in Section 1.02 hereof (the assets being so conveyed being referred to herein as the "Purchased Assets"):

        (a) FIXED ASSETS. Subject to Section 1.02(b) below, all tangible assets used primarily for the operation of the Business, including, without limitation, office equipment, substations and furniture, including but not limited to all fixed assets physically located at the Leased Premises set forth in Section 1.01(i) below or identified on Schedule 1.01(a) (collectively, the "Fixed Assets");

        (b) ACCOUNTS RECEIVABLE. All accounts receivable, notes, drafts, instruments, documents, acceptances and other forms of obligations of the Business (including, without limitation, obligations arising out of the Business's owned or leased property, goods sold by or services rendered by the Business), all rights of the Business under all purchase orders, and all moneys due or to become due under all contracts of the Business (including, without limitation, for sale, lease or license) ("Accounts Receivable") generated in the ordinary course of business, including but not limited to those listed on the attached Schedule 1.01(b);

        (c) INVENTORIES. All inventories of the Business as of the Closing Date, purchased parts, maintenance parts, tools, demo equipment, testing equipment and supplies, all to the extent used primarily in the Business, including but not limited to those listed on the attached Schedule 1.01(c) (the "Inventory"), but excluding the assets described in and subject to the provisions of Sections 1.02(h) and 6.07 of this Agreement;

        (d) PREPAID EXPENSES. All prepaid items and expenses carried as such on the books of the Business, to the extent assignable to Buyer, including but not limited to those listed on the attached Schedule 1.01(d); PROVIDED, HOWEVER, that all prepaid insurance covering any of Seller's assets shall not be included in the Purchased Assets;

        (e) DATA AND RECORDS. All financial, accounting and operating data and records relating primarily to the Business, including, without limitation, all data and records from the Platinum and Epicore databases and all books, records, notes, sales and sales promotional data, advertising materials, credit information, cost and pricing information, customer list (as set forth on Schedule 1.01(e) attached hereto), supplier lists, business plans, projections, reference catalogs, payroll and personnel records and other similar property, rights and information (collectively, the "Books and Records"); PROVIDED, HOWEVER, that any such Books and Records that contain material information relative to each of the Business and any of Seller's other operations shall remain the property of Tekgraf with copies to be provided to Buyer;

        (f) INTELLECTUAL PROPERTY. All commercial and technical trade secrets, engineering, production and other designs, drawings, specifications, formulae, technology, computer and electronic data processing programs and software, inventions, processes, know-how, confidential information and other proprietary property, rights and interests reasonably required for the operation of the Business, including, without limitation, the name "Tekgraf," Sage Acquity Software License (75 seats), Sales Logix Software (40 seats) and all network servers used to support Sage and Sales Logix and any and all FAX servers used to support the Business, copyrights with respect to World Wide Web development, the "Tekgraf.com" domain and the derivatives of same, and those patents, trademarks, service marks and applications for the foregoing set forth on Schedule 1.01(g) attached hereto (collectively, "Intellectual Property");

        (g) CONTRACTS AND RIGHTS. All leases, license agreements, contracts, agreements, sale orders, purchase orders, open bids and other commitments, warranties and warranty claims, insurance rights claims and awards relating primarily to the Business or the fixed assets thereof, including, without limitation, rights against and/or guarantees of suppliers of machinery and equipment as set forth on Schedule 1.01(g) attached hereto (collectively, the "Contracts and Rights");

        (h) LICENSES AND PERMITS. All licenses, permits, authorizations, approvals and similar items relating primarily to the Business (collectively, the "Licenses") as set forth on Schedule 1.01(h); and

        (i) LEASED PREMISES. The leases ("Leases") at:

           225 Great Road, Suite 102, Littleton, MA
           7502 Connelly Drive, Hanover, MD
           915 Broadway, Unit 1308, New York, NY
           1110 West Butler Road, Greenville, SC
           7020 Kill Center Parkway, Suite 100, Pleasanton, CA
           720 Corporate Woods Parkway, Vernon Hills, IL

    SECTION 1.02. EXCLUSIONS.  The Purchased Assets shall not include:

        (a) The cash and cash equivalents related to the Business collected prior to the Closing Date;

        (b) The fixed assets located at 980 Corporate Woods Parkway, Vernon Hills, IL other than information technology hardware and software necessary to operate the Business and the personal computers primarily used by the Transferred Employees (as defined herein);

        (c) The fixed assets located in the Leased Premises and listed on
    Schedule 1.02(c) hereto;

        (d) Corporate records;

        (e) Tax returns, and internal records prepared in connection therewith and other documents related thereto;

        (f) The assets of the Seller not primarily used in the operation of the Business, except as set forth in Schedule 1.01(a);

        (g) Any prepaid insurance;

        (h) The assets related to the vendor relationships with Seiko, Scitex and Dayglo; and

        (i) All rights, claims and awards (including, without limitation, rights, claims and awards under insurance agreements) which relate to any liability or obligation of Seller which is not an Assumed Liability or an asset which is not a Purchased Asset.

ARTICLE 2. PURCHASE PRICE AND PAYMENT; ASSUMED LIABILITIES

    SECTION 2.01. PURCHASE PRICE. The purchase price ("Purchase Price") for the Purchased Assets shall be $7,905,000, subject to the Post Closing Adjustment as defined in Section 2.02 below. The cash payment to be delivered to Seller at Closing shall be calculated as follows: $7,780,000 of the Purchase Price is payable in cash at Closing plus (or minus) the Working Capital Adjustment (as defined below). For purposes of this Section 2.01, the "Working Capital Adjustment" is defined as the increase (decrease) in the aggregate value of Accounts Receivable and Inventory less the aggregate value of Accounts Payables on the Closing Date as compared against such amount as of June 30, 2001 as set forth on Schedule 2.01. The balance ("Balance") of the Purchase Price (subject to the post closing adjustments set forth in Section 2.02 below) is payable upon the determination of Net Assets required by Section 2.07 below. Both portions of the Purchase Price shall be paid by Buyer to Seller in immediately available funds by federal wire transfer to an account designated by Seller.

    SECTION 2.02. POST CLOSING ADJUSTMENT. The Purchase Price is premised upon the Purchased Assets, including Net Assets of $7,137,000, subject to the Working Capital Adjustment. "Net Assets" means the excess of the book value of the Accounts Receivable, Inventory, Prepaid Expenses and other Assets which are included in the Purchased Assets (excluding Fixed Assets) over the liabilities and accrued expenses which are assumed by Buyer, and shall be calculated as set forth on Schedule 2.03. Within two (2) business days after the determination of the Net Assets at the Closing Date, pursuant to Section 2.07 below, Buyer shall pay Seller the amount by which the value of such Net Assets exceeds $7,137,000 or Seller shall pay to Buyer the amount by which the value of such Net Assets is less than $7,137,000. All amounts paid by Seller to Buyer pursuant to the prior sentence will be deducted from the Balance, and the remainder of the Balance, plus any amounts due from Buyer to Seller pursuant to the previous sentence, if any, will be paid to Seller.

    SECTION 2.03. ASSUMPTION OF CERTAIN LIABILITIES. In reliance on the representations, warranties, covenants and agreements herein, and subject to the terms and conditions hereof, at and after the Closing, in addition to the payment of the Purchase Price, Buyer will assume and satisfy, pay or perform when due in accordance with the terms thereof and without recourse to Seller, the following obligations and liabilities (collectively, the "Assumed Liabilities"):

        (a) Contracts and obligations assumed by Buyer pursuant to Sections 1.01(g) and 1.01(i) hereof.

        (b) The Accounts Payables and accrued expenses listed on the attached
    Schedule 1.01(b), subject to additions and deletions occurring in the ordinary course of business through the date of Closing and excluding all Accounts Payables in connection with the vendor relationships described in
    Section 1.02(h).

        (c) All obligations and liabilities arising in connection with the conduct of the Business in the ordinary course prior to Closing and all obligations and liabilities of any nature whatsoever arising in connection with the use of the Purchased Assets operation of the Business by Buyer after the Closing.

    SECTION 2.04. NO OTHER LIABILITIES ASSUMED. Seller shall not assign to Buyer, and Buyer will not assume from Seller, any liabilities or obligations of Seller of any kind except for the Assumed Liabilities and except as may be otherwise specifically set forth in this Agreement or in another document of even or later date executed by the Parties.

    SECTION 2.05. ALLOCATION OF PURCHASE PRICE. Schedule 2.06 attached hereto sets forth the agreement of the Parties with respect to the allocation of the Purchase Price for tax purposes.

    SECTION 2.06. DETERMINATION OF NET ASSETS. Promptly after the Closing Date, and in any event within thirty (30) days of Closing, Seller will deliver to Buyer Seller's calculation of the Net Assets included in the Purchased Assets. If Buyer disputes Seller's determination of the Net Assets, Buyer shall so notify Seller in writing not more than thirty (30) days after the date on which Buyer receives Seller's determination of the Net Assets, and in such notice, Buyer shall state any points of disagreement. Failure of Buyer to deliver such a notice within such thirty (30) day period shall mean conclusively that Seller's determination of the Net Assets has been accepted by Buyer. Upon receipt by Seller of a notice referred to in this Section 2.06, Seller shall promptly consult with Buyer with respect to any points of disagreement in an effort to resolve the dispute and reach agreement in writing as to the Net Assets. If such dispute is not resolved by Seller and Buyer within ten (10) days after Seller receives such notice, the disputed item(s) shall be submitted for determination to a nationally recognized accounting firm mutually acceptable to the Parties (the "Independent Accountant") for resolution. The Parties shall request that such determination by the Independent Accountant be made as promptly as possible. The Independent Accountant's determination shall be final and binding on both Parties and judgment on such determination may be entered in any court having jurisdiction. The costs and expenses of the Independent Accountant will be paid by the party against whom the disputed item(s) are resolved, or shall be prorated between the Parties by the Independent Accountant to the extent disputed item(s) are resolved in favor of each party based on their relative degree of success.

    SECTION 2.07. PAYMENT OF TAXES. Seller shall pay any tax or other levy payable in connection with the conveyance of the Purchased Assets to Buyer.

ARTICLE 3. CLOSING

    SECTION 3.01. CLOSING. The closing ("Closing") for the transactions contemplated by this Agreement shall take place not later than November 30, 2001 at such place and at such time as Buyer and Seller may mutually agree in writing (the "Closing Date"); provided if the Closing does not occur on or before November 30, 2001 because of a Material Adverse Change (as hereafter defined) in the assets of the Business or the failure to obtain the requisite approval by Seller's shareholders), the time allowed for Closing shall automatically be extended for thirty-one (31) days.

    SECTION 3.02. DELIVERIES BY SELLER.  At the Closing, Seller shall deliver to
Buyer:

        (a) a bill of sale and assignment in the form of Exhibit 3.02(a) (the "Bill of Sale and Assignment");

        (b) an assignment of the Contracts and Rights described in
    Schedule 1.01(g);

        (c) an assignment of the Leases described in Section 1.01(i);

        (d) an assignment of service marks and/or trademarks in the form of
    Exhibit 3.02(d) (the "Trademark and Service Mark Assignment"), and any other reasonable assignments and other instruments of transfer for the Purchased Assets sufficient to convey to Buyer all right, title and interest in and to the Purchased Assets, including, where necessary, consents to assignment or transfer by interested third parties;

        (e) certified copies of the resolutions or consents duly adopted by the Board of Directors and shareholders of Seller approving and authorizing the transactions contemplated in this Agreement, the execution hereof and the performance of all acts required herein accompanied by an appropriate certificate of incumbency;

        (f) a certificate of good standing of Seller from the Secretary of State of the State of Georgia;

        (g) an amendment to its Articles of Incorporation to change its corporate name so as to delete "Tekgraf" from such name;

        (h) the properly executed Transition Services Agreement substantially in the form attached hereto as Exhibit 3.02(h) (the "Transition Services Agreement");

        (i) the properly executed Agreement between Buyer and CalGraph Technology Services, Inc. ("CalGraph") substantially in the form attached hereto as Exhibit 3.02(i) (the "CalGraph Agreement"); and

        (j) such other closing certificates with respect to representations and warranties and compliance with covenants, and such incumbency certificates and legal opinions as Buyer or Buyer's counsel may reasonably request.

    SECTION 3.03. DELIVERIES BY BUYER.  At the Closing, Buyer shall deliver to
Seller:

        (a) the Purchase Price by wire transfer as specified in Section 2.01 hereof;

        (b) an Assumption of Liabilities in the form of Exhibit 3.03(b) (the "Assumption of Liabilities");

        (c) certified copies of resolutions duly adopted by the Managers of Buyer approving and authorizing the transactions contemplated in this Agreement, the execution hereof and the performance of all acts required herein accompanied by an appropriate certificate of incumbency;

        (d) a certificate of good standing of Buyer from the Secretary of State of the South Carolina;

        (e) the properly executed Transition Services Agreement;

        (f) the CalGraph Agreement, properly executed by CalGraph; and

        (g) such other closing certificates with respect to representations and warranties and compliance with covenants, and such incumbency certificates and legal opinions as Seller or Seller's counsel may reasonably request.

    SECTION 3.04. SIMULTANEOUS CLOSING. All actions taken at the Closing shall be deemed to be performed simultaneously. The Parties shall deliver such additional documents and take such additional actions as may be reasonably necessary to complete the transactions contemplated hereby.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF SELLER

    Seller hereby represents and warrants to Buyer that, subject to the exceptions set forth on the Schedules hereto, each of the statements contained in this Article 4 (including any Schedules hereto) is true and correct as of the date hereof and will be true and correct at and as of the Closing Date (except as to the effects of transactions not prohibited hereby and except as to such statements that speak as of a date other than the Closing Date).

    SECTION 4.01. ORGANIZATION, POWER AND STANDING. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, with all requisite corporate power and authority to own its properties and engage in the Business as it is now conducted, and is duly qualified to do business in the States listed on Schedule 4.01.

    SECTION 4.02. POWER AND AUTHORITY RELATIVE TO SALE OF PURCHASED
ASSETS. Seller has full corporate power and authority and has taken all required corporate action necessary to permit it to execute and deliver and to carry out the terms of this Agreement and all other documents or instruments required or contemplated hereby and none of such actions will materially violate any material law, rule, statute or ordinance applicable to Seller, violate any provisions of Seller's Articles of Incorporation or other organizational documents, or result in any material breach of any material agreement, instrument, order or judgment to which Seller is a party or by which any of its assets may be bound.

    SECTION 4.03. VALID AND BINDING OBLIGATION. This Agreement constitutes, and each other instrument or agreement to be executed and delivered by Seller in accordance herewith will constitute, the valid and legally binding obligation of Seller enforceable against Seller in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization and other general laws affecting the rights and remedies of creditors and general principles of equity, whether considered in a proceeding in equity or at law.

    SECTION 4.04. ASSETS. The Seller has valid and marketable title to the Purchased Assets free and clear of any lien, charges, security interest, option, restriction or other encumbrance ("Liens") except for (a) Liens listed on
Schedule 4.04 attached hereto, (b) Liens for taxes and governmental assessments, charges or claims, the payment of which is not yet due, or for taxes the validity of which is being contested in good faith by appropriate proceedings,
(c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar persons and other Liens imposed by legal requirements incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, (d) Liens relating to deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security or to secure the performance of leases, trade contracts or other similar agreements, and
(e) Liens securing executory obligations under any lease that constitutes an "operating lease" under GAAP (collectively, the "Permitted Encumbrances"), and Buyer will receive valid and marketable title to the Purchased Assets, free and clear of any Lien (other than Liens securing the Assumed Liabilities and other than Permitted Encumbrances). The Purchased Assets include all the assets used by Seller primarily in connection with the Business.

    SECTION 4.05. PUBLIC FILINGS. The filings made by the Seller with the Securities and Exchange Commission and NASDAQ since January 1, 1998 are true and correct in all material respects including with regard to the financial statements contained therein.

    SECTION 4.06. NO MATERIAL ADVERSE CHANGE. To the knowledge of Seller, since January 1, 2001, there has not been any Material Adverse Change in the Assets. For the purposes hereof, a "Material Adverse Change" shall mean any of the following: any termination of, or written notice of any pending termination of, or material default under, any Material Contract (as hereinafter defined); or any other loss, damages, occurrence or event or series of occurrences or events the financial effect of which exceeds $250,000.

    SECTION 4.07. PENDING OR THREATENED LITIGATION. There is no pending or, to Seller's knowledge, threatened litigation relating to the Business or the Purchased Assets which would materially either affect the ability of Seller to consummate the transactions contemplated herein or impair or affect title to or the value of the Purchased Assets.

    SECTION 4.08. BROKERS. Seller has not incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commission or other similar payment in connection with this Agreement for which Buyer could become liable.

    SECTION 4.09. CONTRACTS; LEASES. Those Contracts and Rights, the individual absence of which would have a material adverse effect on the Business (the "Material Contracts"), are denoted with an asterisk on Schedule 1.01(g). The Contracts and Rights and Leases are all the contracts to which the Seller is a party which are in force as of the date hereof and which relate primarily to the Business. Except as provided in Schedule 4.09, no consent of any party to any of the Contracts and Rights or to any of the Leases described in
Section 1.01(i) or any other person is required as a condition to transferring to Buyer the rights of Seller under any Contract and Rights or Leases. True and complete copies of all Contracts and all Leases have been delivered to Buyer. Except as set forth in Schedule 4.09, to Seller's knowledge: (i) Seller is, and has been, in substantial compliance with the applicable terms and requirements of each Contract and Lease; (ii) each other party that has any obligation or liability under any Contract or Lease is, and has been, in substantial compliance with all applicable terms and requirements of such Contract or Lease; and (iii) Seller has not given to, nor to Seller's knowledge received from, any other party any written notice regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Contract or Lease.

    SECTION 4.10. INTELLECTUAL PROPERTY. To Seller's knowledge, the Intellectual Property is all of the material intellectual property used by Seller primarily in connection with the conduct of the Business, and 4.10 hereto includes all intellectual property necessary to conduct the Business as of the date hereof in accordance with the Seller's past practice. Set forth on
Schedule 4.10 is a list of all license agreements relating to the Intellectual Property (the "Licenses"). Except as set forth on Schedule, to

Seller's knowledge, the Licenses are assignable by Seller to Buyer. As of the date hereof, there are no proceedings currently pending which claim that Seller's use of the Intellectual Property infringes on or violates any third party's intellectual property, and Seller has not received any written notice that any such proceedings are threatened alleging such violation or infringement.

    SECTION 4.11. BULK SALES ACT. To Seller's knowledge, the transactions contemplated by this Agreement are not subject to any bulk sales or similar law.

    SECTION 4.12. TAXES. Seller has filed all property or similar tax returns that are required to be filed and has paid, or made provisions for the payment of, all taxes, interest and penalties that have or may become due pursuant to said returns or to assessments for such taxes received. All such returns are complete and accurate in all material respects. All moneys withheld or required to be withheld by Seller from payments to its employees for income taxes, social security and unemployment insurance taxes or other similar charges or assessments have been collected or withheld and paid to the appropriate governmental agencies, other than as set forth on Schedule 4.12 hereto.
Schedule 4.12 describes all current property taxes applicable to any of the Purchased Assets due and not yet paid (including the identity of the taxing authority, the date the tax is due, the period covered by the tax due on such date, the date of last payment and the amount of tax paid on such date).

    SECTION 4.13. EMPLOYEE BENEFITS. Schedule 4.13 hereto describes all employee benefit plans or arrangements for any employee of Seller in the Business to which Seller is a party or by which Seller may be bound or that Seller sponsors, copies of which have been delivered to Buyer prior to the execution of this Agreement. As used herein, "employee benefit plans" shall mean and include any retirement, profit sharing, money purchase pension, defined benefit, bonus, thrift savings, stock purchase, deferred compensation, health or medical insurance, dental insurance, incentive, group insurance, death benefit, fringe benefit, disability, split-dollar, severance, medical reimbursement or similar type of plan, whether or not qualified or required to be qualified under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Except as disclosed on Schedule 4.13, no unfunded liability, including unfunded past service liability, exists under any such plan and, to the extent that any plan maintained by the Seller or benefiting any employee of the Seller in the Business is subject to the provisions of ERISA, or any United States, foreign, state or local statute, law, ordinance, rule or regulation relating to employee benefit plans, each of the Seller and such plan is in material compliance with all applicable provisions thereof.

    SECTION 4.14. CERTAIN LABOR MATTERS. Except as listed on Schedule 4.14 hereto, none of Seller's employees in the Business is currently represented by any unit or group as his or her representative for collective bargaining or other labor purposes. Seller and/or its affiliates is not currently, nor has Seller or its affiliates been involved in any labor discussion with any unit or group seeking to become the bargaining unit for any of its employees.

    SECTION 4.15. EMPLOYEES. Schedule 4.15 hereto contains a complete and accurate list as of a date not more than five business days prior to the date hereof of all Transferred Employees (as defined herein), whether full or part-time, temporary or otherwise, setting forth for each such employee (a) his or her job position, (b) his or her hourly or annual compensation, (c) the duration of his or her employment, and (d) any arrangement differing from or in addition to employee benefits available generally to all employees as set forth in Section 4.15. Except as described on Schedule 4.15, there is no oral or written contract for employment (other than an employment-at-will arrangement terminable at any time without penalty or payment) or employee handbook or manual respecting any employee of Seller in the Business. To Seller's knowledge, except as specified on Schedule 4.15, none of the Transferred Employees has any job-related disease or disability incurred while an employee of the Seller. Since the date of the listing set forth in Schedule 4.15, the Seller has not hired or terminated the employment of any person in the Business and has not modified the compensation of any employee of the Seller in the Business, except for ordinary course salary adjustments, hirings at usual compensation rates and terminations of employment in each case in the ordinary course of business.
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    SECTION 4.16. ENVIRONMENTAL.  Seller is in material compliance with all material local, state and federal environmental statutes, laws, ordinances, rules, regulations and permits, including but not limited to the Federal Water Pollution Control Act, 33 U.S.C. 1251 ET SEQ., the Solid Waste Disposal Act, 42 U.S.C. 6901 ET SEQ., the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 ET SEQ. ("CERCLA"), and the Toxic Substances Control Act, 15 U.S.C. 2601 ET SEQ. To Seller's knowledge, except as disclosed on Schedule 4.16 hereto: no "hazardous substance" (as such term is defined in CERCLA), petroleum hydrocarbon, polychlorinated biphenyl, asbestos or radioactive material (collectively hereinafter referred to as "Hazardous Substances") has been used, placed, spilled, stored, treated, disposed of or permitted to remain at, on, in or under any of the Leased Premises; no Hazardous Substance has been transported to or from any of such property; and no underground storage tank has been operated on, in or under any of such property. To Seller's knowledge, no asbestos or asbestos-containing material has been installed, used, incorporated into or disposed of on, in or under any of the Leased Premises. The Seller has provided the Buyer with copies of all written complaints, citations, orders, reports, written data, notices or other communications sent or received by it with respect to any local, state or federal environmental law, ordinance, rule or regulation as any of them related to the Business.

    SECTION 4.17. INVENTORIES. Except as set forth on Schedule 4.17 hereto, the Inventory at Closing is owned by the Seller and will consist in all material respects of materials and supplies of a quality and quantity usable or salable in the ordinary course of the Business as conducted by Seller, except for minor exceptions as to quality that do not affect their salability.

    SECTION 4.18. ACCOUNTS RECEIVABLE. Subject to the reserves for uncollectibility carried on Seller's financial statements, all Accounts Receivable shown on Schedule 1.01(b) are legal, valid and binding obligations of the obligors.

    SECTION 4.19 CUSTOMERS; VENDORS.  Schedule 4.19 sets forth a list of the ten
(10) largest customers and vendors of the Business by volume of business with Seller for the year ended December 31, 2000. To Seller's knowledge, the relationships with each such customer and vendor are commercially sound and there has not been any adverse change or development in the business relationship with any such customer or vendor.

    SECTION 4.20. INSURANCE. Schedule 4.20 contains a complete and accurate list and description of all liability insurance policies currently in effect with expiration dates, including whether such policies are "occurrence" or "claims made," of all workers' compensation arrangements and of all hazard and property insurance policies of Seller currently in effect which relate in any way to the Business. Complete copies of each such insurance policy or arrangement and its attachments have been delivered to Buyer. Such insurance policies or arrangements are valid, outstanding and enforceable and all premiums with respect thereto which have become due have been paid.

    SECTION 4.21. NO ORDERS. Neither the Seller, with respect to the Business, nor any of the Purchased Assets is subject to any order of any court or other adjudicatory body.

    SECTION 4.22. COMPLIANCE WITH LAWS. Seller has complied in all material respects with all requirements of applicable material laws in or with respect to the conduct of the Business.

    SECTION 4.23. SOLVENCY OF SELLER. As of the date hereof, after taking into account the transactions contemplated by this Agreement, (a) the fair value of any and all property of Seller including, without limitation, goodwill and the other intangible property, is greater than the total amount of liabilities, including known contingent liabilities, of Seller, and (b) the present fair salable value of the assets of Seller is not less than the amount that will be required to pay the probable liability of Seller on its debts as they become absolute and matured. Seller is not contemplating commencement of any proceeding under any bankruptcy or insolvency laws and is not aware of the anticipated or threatened commencement of any such proceeding relating to Seller by any of Seller's creditors.

ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF BUYER

    Buyer represents and warrants to Seller that each of the statements contained in this Article 5 is true and correct as of the date hereof and will be true at and as of the Closing Date.

    SECTION 5.01. ORGANIZATION, POWER AND STANDING. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of South Carolina, with all requisite power and authority (corporate or otherwise) to own its properties and to carry on its business as such business is now conducted and presently proposed to be conducted.

    SECTION 5.02. POWER AND AUTHORITY RELATIVE TO TRANSACTION. Buyer has full corporate power and authority and has taken all required action necessary to permit them to execute and deliver and to carry out the terms of this Agreement and all other documents or instruments required or contemplated hereby, and none of such actions will materially violate any law, rule, statute or ordinance applicable to Buyer, violate any provisions of Articles of Organization, Operating Agreement or Bylaws, as amended, of Buyer, or result in any breach of any material agreement, instrument, order or judgment to which Buyer is a party or by which its assets may be bound.

    SECTION 5.03. VALID AND BINDING OBLIGATION. This Agreement constitutes, and each other instrument or agreement to be executed and delivered by Buyer in accordance herewith (including, without limitation, the Assumption of Liabilities) will constitute, the valid and legally binding obligation of Buyer, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization and other general laws affecting the rights and remedies of creditors and general principles of equity, whether considered in a proceeding in equity or at law.

    SECTION 5.04 BROKERS. Buyer has not dealt with any broker, finder or similar agent engaged by Buyer with respect to the transactions contemplated by this Agreement.

    SECTION 5.05 NO AGREEMENT TO SELL. Buyer is not party to any agreement, oral or written, to sell, transfer, assign or otherwise convey all or substantially all of the Purchased Assets to any third-party.

ARTICLE 6. COVENANTS OF SELLER

    SECTION 6.01. ACCESS TO INFORMATION. Subject to Section 7.07 hereof, pending Closing, Seller shall, upon reasonable notice, permit Buyer, its financing sources and their respective counsel, accountants and other representatives access to such of the books, accounts, contracts, commitments, records, documents and personnel of or concerning the Business, and shall furnish Buyer during such period all such information concerning the Business, as Buyer, its financing sources and their respective counsel, accountants and other representatives may reasonably request, all at times and in a manner so as not to interfere with the conduct of the Business in any material respect. Seller shall make available to Buyer, its financing sources and their respective counsel, accountants and other representatives, Seller's employees, accountants, and other advisors for consultation, and shall permit access to other third parties reasonably requested for confirmation of any information obtained, all at times and in a manner so as not to interfere with the conduct of the Business in any material respect.

    SECTION 6.02. CONDUCT OF BUSINESS. Between the date of this Agreement and the Closing, unless Buyer shall otherwise consent, Seller shall:

        (a) conduct the Business only in the ordinary course, including retaining any requisite permits, licenses, and authorizations, making all payments in connection with the operation of the Business and using commercially reasonable efforts to preserve the existing contracts and goodwill of those having business relations with the Business;

        (b) maintain the books, accounts and records of the Business in their usual, regular and ordinary manner and post all entries therein promptly in compliance with customary practice and all applicable laws;

        (c) not dispose of any asset other than in the ordinary course of business;

        (d) not enter into any material agreement respecting the Business outside of the ordinary course of the Business;

        (e) refrain from hiring, terminating or making any material change in the compensation of any employee of the Business outside of the ordinary course of the Business;

        (f) refrain from entering into any agreement or commitment for material capital expenditures;

        (g) refrain from soliciting or accepting orders which cannot be supplied by Seller before the Date of Closing; and

        (h) pay its accounts payables and other accrued expenses on customary trade terms consistent with past practice.

    SECTION 6.03. FILINGS, CONSENTS AND APPROVALS. Seller shall, as promptly as practicable, make or cause to be made all governmental filings required to be made by it and will comply with all applicable governmental waiting periods or notification or other procedures required to be complied with by it in connection with the transactions contemplated by this Agreement.

    SECTION 6.04. NON-COMPETITION. Seller agrees that, in consideration of the purchase by Buyer hereunder, neither Seller nor any of its subsidiaries or affiliates shall, effective as of the Closing Date and continuing until the third (3rd) anniversary of the Closing Date, directly or indirectly, run, own equity exceeding 10%, manage, operate or control any business, venture or activity in North America which is identical to or directly competitive with the Business; PROVIDED, HOWEVER, that it is expressly agreed that the provision of replacement products or parts in connection with service performed by Seller or any of its subsidiaries or affiliates for the customers of Seller or its affiliates shall not be considered to be a breach of this Section 6.04; PROVIDED FURTHER, HOWEVER, that as long as the subsidiary or affiliate remains under the control of Seller, Seller shall cause such subsidiary or affiliate to procure all such replacement products or parts from Buyer. Notwithstanding anything to the contrary, Seller shall be relieved from the obligation to procure, or cause its subsidiaries or affiliates to procure, replacement products and parts from Buyer during any time in which Buyer is unable to offer such products or parts to Seller, its subsidiary or affiliate, as the case may be, on terms and conditions, including price, at least as favorable as those that Seller can reasonably obtain elsewhere. The parties expressly agree that if such subsidiary or affiliate ceases to be under the control of Seller, such former subsidiary or affiliate shall immediately also cease to be bound by the restrictions contained in this Section 6.04 without further action.

    SECTION 6.05. NON-SOLICITATION. For a period of three (3) years from the Closing Date, neither Seller nor any of its subsidiaries or affiliates will, without the prior written consent of Buyer, either directly or through some other person or entity, solicit for hire or contract any of Buyer's employees or otherwise solicit termination of their employment.

    SECTION 6.06. TRANSITIONAL ADMINISTRATIVE SERVICES. Seller shall fulfill all of its obligations and responsibilities under the Transition Services Agreement.

    SECTION 6.07. SEVERANCE RESPONSIBILITY OF SELLER FOR CERTAIN
EMPLOYEES. Seller shall be responsible for, and shall indemnify and hold Buyer harmless from, any severance benefits that may become payable to any employees of Seller who are not offered employment by Buyer pursuant to Section 7.02, or who decline to accept Buyer's good faith offer of employment made in accordance with Section 7.02. Nothing in this Agreement shall be deemed to grant any employee any right to severance.

    SECTION 6.08. LEASE COSTS FOR 720 CORPORATE WOODS PARKWAY. For the remaining duration of the current term of the lease for the premises located at 720 Corporate Woods Parkway, which lease shall be assigned to Buyer in connection with the transactions contemplated hereby, Seller shall, on a monthly basis, reimburse Buyer for twenty-five percent (25%) of the Lease payments due from Buyer to the lessor.

    SECTION 6.09. NO TRANSFER OF DATABASE INFORMATION.  Seller shall not:
(a) sell, lease, license or otherwise transfer by any means to any third party (including Seller's affiliates and subsidiaries); or (b) use, or permit the use of, any of the Sage Acquity, Platinum or Epicore database information generated and maintained in the conduct of the Business other than for (i) its internal tax and accounting purposes and (ii) disclosure required under rules and regulations of the Securities and Exchange Commission or the NASDAQ or other applicable law. The foregoing shall in no way restrict or prohibit Seller's use or transfer of any Sage Acquity, Platinum or Epicore database information that is not generated and maintained in the conduct of the Business.

ARTICLE 7. COVENANTS OF BUYER

    SECTION 7.01. ASSUMED LIABILITIES. Buyer shall pay, perform in full and discharge in accordance with the terms thereof all of the Assumed Liabilities.

    SECTION 7.02. EMPLOYMENT MATTERS. In connection with the transition of the Business from Seller to Buyer:

        (a) Buyer shall offer to employ all employees listed on
    Schedule 7.02(a) hereto on terms and conditions, including, without limitation, salary and benefits substantially similar to those currently being provided by Seller (the "Transferred Employees") and acknowledges that all other employees shall remain employees of Seller.

        (b) Buyer will make bona fide offers of employment to the Transferred Employees in good faith and will not discriminate in violation of any applicable employment or other laws. Pursuant to such offers, Buyer agrees to use its best efforts (which efforts shall not, however, be deemed to require Buyer to offer higher compensation) to hire all Transferred Employees on or before the Closing Date and on terms consistent with all provisions of this Section 7.02.

        (c) Notwithstanding any other provision of this Section 7.02, Buyer shall have the right to terminate the employment, and adjust the compensation, of any Employee hired by Buyer at will at any time for any or no reason, PROVIDED that Buyer shall bear all costs and expenses related to such termination.

    SECTION 7.03. RESTRICTION ON TRANSFER OF THE PURCHASED ASSETS. Buyer agrees that, in consideration of the sale by Seller hereunder, effective as of the Closing Date and continuing until six (6) months after the Closing Date, neither Buyer nor any of its subsidiaries or affiliates shall, without the prior written consent of Seller, which consent shall not be unreasonably withheld, sell, transfer, assign or otherwise convey all or substantially all of the Purchased Assets to any third-party.

    SECTION 7.04. NON-COMPETITION. Buyer agrees that, in consideration of the sale by Seller hereunder, neither Buyer nor any of its subsidiaries or affiliates shall, effective as of the Closing Date and continuing until the third (3rd) anniversary of the Closing Date, directly or indirectly, run, own equity exceeding 10%, manage, operate or control any business, venture or activity in North America (a) which is identical to or directly competitive with any business of Seller's "point-of-purchase" business unit described in its Form 10-K for the year ended December 31, 2000 existing immediately after the Closing or (b) which is identical to or directly competitive with the business (as currently conducted) of CalGraph, PROVIDED, HOWEVER, that the limitation in this clause (b) restricts relationships only with TechSage, Microtek, Barco and VIDAR and is limited to the period that such entity is under contract with CalGraph; PROVIDED FURTHER, that it is expressly agreed that the operation of the Business as currently being conducted shall not constitute a breach of this
Section 7.04.

    SECTION 7.05. NON-SOLICITATION.  Except to the extent required by
Section 7.02, for a period of three (3) years from the Closing Date, Buyer will not, without the prior written consent of Seller either directly or through some other person or entity, seek to contract with, hire or solicit the employment of any the employees of Seller, its subsidiaries or affiliates (including, without limitation, the Retained Employees) or otherwise solicit termination of their employment.

    SECTION 7.06. POST-CLOSING RECORDS AVAILABILITY. From the Closing Date through the seventh (7th) anniversary of the Closing Date (the "Maintenance Period"), Buyer shall maintain and preserve the data, books and records of the Business referred to in Section 1.01(d), and shall upon reasonable notice and at reasonable times in the presence of an officer or other authorized representative of Buyer, permit Seller to inspect and copy said data, books and records to the extent that they relate to periods prior to the Closing Date. Following the Maintenance Period, Buyer may dispose of or destroy such data, books and records in accordance with its normal policies and procedures; PROVIDED, HOWEVER, that Buyer shall give Seller prior notice thereof and, at Seller's request and expense, shall deliver such data, books and record to Seller in lieu of such disposition or destruction.

    SECTION 7.07. TRANSITIONAL ADMINISTRATIVE SERVICES. Buyer shall fulfill all of its obligations and responsibilities under the Transition Services Agreement.

    SECTION 7.08. CONFIDENTIALITY. Buyer will not, and will not permit any of its prospective investors or lenders, or any of its or their counsel, accountants or other representatives, to, without the prior written consent of Seller, disclose any confidential information relating to the Business furnished to Buyer or such investors, lenders, counsel, accountants or other representatives by or on behalf of Seller or use any such information for any purpose otherwise than in evaluating the Business in connection with the transactions contemplated hereby. In the event of any termination of this Agreement, each of Buyer and such lenders, investors, counsel, accountants and other representatives will return all copies of any written materials in their possession furnished by or on behalf of Seller or which summarize or otherwise reflect any confidential information relating to the Business furnished by or on behalf of Seller. Pending closing of the transaction, neither of the Parties will, without the consent of the other party, make any announcement about such transaction to the public, to the Business's customers or employees, or to any other person or entity, except Seller may advise its prospective investors and lenders of the transactions contemplated by this Agreement, so long as they have agreed to keep such information confidential in accordance with the terms hereof. Buyer agrees to, and shall indemnify and hold Seller harmless from any damage relating to the failure to, ensure the confidentiality of any such confidential information disclosed to its lenders, investors, counsel, accountants and other representatives and will otherwise ensure compliance with the provisions of this Section 7.08. The provisions of this Section 7.08 shall supersede the provisions of the letter agreement relating to confidentiality dated April 16, 2001 between Seller and Buyer.

ARTICLE 8. CONDITIONS TO OBLIGATIONS OF SELLER

    The obligation of Seller to consummate the transactions contemplated hereby is subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived in whole or in part by Seller:

    SECTION 8.01. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of Buyer set forth herein or in any certificate or document delivered in connection herewith shall have been true and correct in all material respects when made and shall be repeated and shall be true and correct in all material respects at and as of the Closing Date.

    SECTION 8.02. GOOD STANDING; RESOLUTIONS. Seller shall have received appropriate evidence as to the continued existence and good standing on the Closing Date of the Buyer in its jurisdiction of organization and copies of the resolution or resolutions of the Managers of Buyer with respect to the authorization and approval of the consummation of the transactions contemplated hereby certified by the Corporate Secretary of Buyer as of the Closing Date.

    SECTION 8.03. COMPLIANCE WITH AGREEMENT. Buyer shall have performed and complied with all covenants and conditions required by this Agreement to be performed and complied with by Buyer prior to or at the Closing Date.

    SECTION 8.04 APPROVAL OF TRANSACTION. The transactions contemplated by this Agreement shall have been approved by the requisite vote of Seller's shareholders.

    SECTION 8.05 FIDUCIARY TERMINATION. Seller shall not have exercised its rights to termination under Section 11.01(d) of this Agreement.

    SECTION 8.06 FAIRNESS OPINION. Seller shall have received the written opinion of Mesirow Financial as to the fairness of the transactions contemplated by this Agreement to Seller's shareholders in form and substance reasonably satisfactory to Seller.

ARTICLE 9. CONDITIONS TO OBLIGATIONS OF BUYER

    The obligation of Buyer to consummate the transactions contemplated hereby is subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived in whole or in part by Buyer:

    SECTION 9.01. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of Seller set forth herein and in any certificate or document delivered pursuant to the provisions hereof shall have been true and correct in all material respects when made and shall be repeated and shall be true and correct in all material respects at and as of the time of the Closing.

    SECTION 9.02. GOOD STANDING; RESOLUTIONS. Buyer shall have received appropriate evidence as to the continued existence and good standing on the Closing Date of the Seller in the State of Georgia and evidence of approval of the Board of Directors and shareholders of Seller with respect to the authorization and approval of the consummation of the transactions contemplated hereby.

    SECTION 9.03. COMPLIANCE WITH AGREEMENT. Seller shall have performed and complied with all covenants and conditions required by this Agreement to be performed and complied with by it at or prior to the Closing Date.

    SECTION 9.04. DISCHARGE OF LIENS. The Seller shall have discharged (or made other arrangements reasonably satisfactory to Buyer with respect to) all Liens on each of the Purchased Assets (except for Permitted Encumbrances securing the Assumed Liabilities and Permitted Encumbrances marked with an asterisk on
Schedule 4.04 hereto).

    SECTION 9.05. BILLS OF SALE; ASSIGNMENTS.  Buyer shall have received from
Seller: (a) the Bill of Sale and Assignment; and (b) the Trademark and Service Mark Assignment.

    SECTION 9.06. PROCEEDINGS AND INSTRUMENTS. All proceedings with respect to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including any and all certificates or other documents delivered in connection therewith, shall have been, in form and substance, reasonably satisfactory to Buyer's counsel.

    SECTION 9.07. FINANCING. Buyer shall have obtained financing to consummate the transactions contemplated by this Agreement that is reasonably satisfactory to Buyer.

ARTICLE 10. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

    SECTION 10.01. SURVIVAL; CERTAIN LIMITATIONS.

        (a) The Parties agree that the covenants, agreements, guarantees, representations and warranties contained in this Agreement shall survive the Closing until all obligations of the parties hereunder and under the other closing documents have been satisfied in full, except that no claim by Buyer against Seller based upon a breach of any representation or warranty contained in Article 4 of this Agreement (other than Sections 4.03, 4.04,
    4.08 and 4.12) may be made unless Buyer gives notice thereof to the Seller no later than twenty-four (24) months following the Closing Date. No claim by Buyer against Seller based upon a breach of any representation or warranty contained in Section 4.12 hereof may be made unless the Buyer gives notice thereof to

    Seller no later than the expiration of the applicable statute of limitations relating to the tax in question.

        (b) Notwithstanding any other provision of this Agreement, Seller shall have no liability to Buyer for breaches of representations and warranties contained in Article 4 of this Agreement or in any certificate or other document making such representations and warranties until the aggregate amount of such liabilities exceeds $100,000.00, but shall be liable for such breaches for the full amount thereof after such aggregate amount shall have been reached; PROVIDED, HOWEVER, that the aggregate liability of Seller for any breach of any representation or warranty under this Agreement with the exception of Section 4.12 shall not exceed fifty percent (50%) of the total Purchase Price, except that Seller's aggregate liability for any breach of the representation contained in Section 4.12 shall not exceed the total Purchase Price.

    SECTION 10.02. INDEMNIFICATION OF BUYER BY SELLER. Seller agrees to indemnify, defend and hold Buyer harmless from and against any and all losses, claims, damages and liabilities (including interest, penalties and reasonable attorneys' fees) that Buyer or its affiliates may suffer, sustain, incur or become subject to arising out of or relating or due to (i) the breach of any representation, warranty, covenant, undertaking or other agreement of Seller contained in this Agreement or any other document delivered by Seller in connection herewith; PROVIDED that to the extent that Seller proves by competent evidence that Scott Barker had actual knowledge within the normal scope of his duties and before the Closing of facts contrary to the statements made in any representation or warranty of Seller set forth herein and Buyer completes the Closing without requiring correction or amendment of such contrary statements, Buyer shall be estopped from asserting reliance on such contrary representation or warranty in connection with any post-Closing claim for indemnification pursuant to this Article 10; and (ii) failure to satisfy, perform and discharge any of Seller's liabilities other than Assumed Liabilities.

    SECTION 10.03. INDEMNIFICATION OF SELLER BY BUYER. Buyer agrees to indemnify, defend and hold Seller harmless from and against any and all losses, claims, damages and liabilities (including interest, penalties and reasonable attorneys' fees) that Seller or its affiliates may suffer, sustain, incur or become subject to arising out of or relating or due to (i) the breach of any representation, warranty, covenant, undertaking or other agreement of Buyer contained in this Agreement or any other document delivered by Buyer in connection herewith; and (ii) failure to satisfy, perform and discharge any Assumed Liabilities.

    SECTION 10.04. PROCEDURE FOR INDEMNIFICATION.

        (a) Any Party making a claim for indemnification hereunder shall notify the indemnifying Party of the claim in writing, describing the claim, the amount thereof, and the basis therefor. Such notice shall be a condition precedent to any liability of the indemnifying Party hereunder. The Party from whom indemnification is sought shall respond to each such claim within thirty (30) days of receipt of such notice. Failure to so respond within such time period shall constitute an admission of liability for the claim or claims to which the notice related. No action shall be taken pursuant to the provisions of this Agreement or otherwise by the Party seeking indemnification until the expiration of the 30-day response period (unless reasonably necessary to protect the rights of the Party seeking indemnification). If such demand is based on a claim by a third party, the indemnifying Party shall have the right to assume the entire control of the defense thereof, including at its own expense, employment of counsel reasonably satisfactory to the indemnified Party, and, in connection therewith, the Party claiming indemnification shall cooperate fully to make available to the indemnifying Party all pertinent information under its control; PROVIDED, HOWEVER, that such assumption shall not constitute, or be deemed to be any evidence of, the indemnifying Party's admission of liability to the indemnified Party with respect to such matter. No settlement may be made by any indemnifying Party without the consent of the indemnified Party, unless such settlement only requires the payment of money damages and such amounts are paid in full by the indemnifying Party. The indemnified Party may, at its own expense, participate in any proceeding relating to any such claims as to which the indemnifying Party has assumed control pursuant to this Agreement.

        (b) The indemnified Party agrees to cooperate fully with the indemnifying Party and its counsel in the defense against any asserted liability for which indemnification is claimed. Subject to the immediately preceding paragraph, any compromise of any asserted liability by the indemnifying Party shall require the prior written consent of the indemnified Party. If, however, the indemnified Party refuses its consent to a bona fide offer of settlement which the indemnifying Party wishes to accept and that involves no payment by or limitation on the indemnified Party, the indemnified Party may continue to pursue such matter, free of any participation by the indemnifying Party, at the sole expense of the indemnified Party. In such event, any obligation of the indemnifying Party to the indemnified Party shall be equal to the lesser of (i) the amount of the offer of settlement which the indemnified Party refused to accept plus the costs and expenses of the indemnified Party prior to the date the indemnifying Party notifies the indemnified Party of the offer of settlement, or (ii) the actual out-of-pocket amount the indemnified Party is obligated to pay as a result of such Party's continuing to pursue such matter. An indemnifying Party shall be entitled to recover from the indemnified Party any additional expenses incurred by such indemnifying Party as a result of the decision of the indemnified Party to pursue such matter.

        (c) The gross amount which an indemnifying Party is liable to, for, or on behalf of the indemnified Party pursuant to this Section (the "Indemnifiable Loss") shall be reduced (including, without limitation, retroactively) by any insurance proceeds actually recovered by or on behalf of such indemnified Party related to the Indemnifiable Loss, and shall be further reduced to take account of any tax benefit to the indemnified Party arising from the Indemnifiable Loss. If an indemnified Party shall have received or shall have had paid on its behalf an indemnity payment in respect of an Indemnifiable Loss and shall subsequently receive directly or indirectly insurance proceeds or tax benefits in respect of such Indemnifiable Loss, then such indemnified Party shall pay to such indemnifying Party the amount of such insurance proceeds and tax benefits or, if less, the amount of such indemnity payment. For purposes of this Section, tax benefits arising from an Indemnifiable Loss shall be determined after taking into account the tax detriment, if any, arising from the receipt of insurance proceeds or indemnification payments by or on behalf of the indemnified Party and the tax benefit, if any, to the indemnified Party arising from any payments to the indemnifying Party.

    SECTION 10.05. EXCLUSIVITY.  The indemnification provisions of this
Article 10 shall be the exclusive remedy of the Parties with respect to claims under this Agreement or the certificates or other documents delivered in connection herewith.

ARTICLE 11. TERMINATION

    SECTION 11.01 TERMINATION. This Agreement may be terminated at any time before Closing:

        (a) by the mutual written consent of the Parties; or

        (b) by Seller if any of the representations, warranties or covenants made by Buyer under this Agreement is not true or is breached in any material respect and, such untruth or breach remains uncured for more than five (5) business days following written notice of the untruth or breach, or

        (c) by Buyer if any of the representations, warranties or covenants made by Seller under this Agreement is not true or is breached in any material respect and, such untruth or breach remains uncured for more than five
    (5) business days following written notice of the untruth or breach PROVIDED that to the extent that Seller proves by competent evidence that Scott Barker had actual knowledge within the normal scope of his duties and before the Closing of facts contrary to the statements made in any representation or warranty of Seller set forth herein and Buyer completes the Closing without requiring correction or amendment of such contrary statements, Buyer shall be estopped from asserting reliance on such contrary representation or warranty as a grounds for termination under this Section 11.01; or

        (d) by Seller, if the Board of Directors of Seller determines in good faith, after receiving advice from Seller's outside counsel that such termination is necessary for Seller's Board of Directors to comply with its fiduciary duties to Seller's shareholders under Georgia law.

    Upon termination of this Agreement under this Section 11.01, the Parties shall be released from all obligations arising under this Agreement except for obligations arising under Section 7.05 and Article 10 and except as to liability for willful misrepresentation or nondisclosure in connection with any representation or warranty made herein or for willful breach of any covenant or agreement herein contained. Upon termination of this Agreement pursuant to
Section 11.01(d), Seller shall pay $75,000 to Buyer in immediately available funds by federal wire transfer to an account designated by Buyer, and such amount shall be retained by Buyer without further obligation of Buyer.

ARTICLE 12. MISCELLANEOUS

    SECTION 12.01. NOTICES. Any notice, request, demand, waiver, consent, approval or other communication that is required or permitted under this Agreement or any other document made in connection with the transactions contemplated by this Agreement, shall be in writing and shall be deemed given when delivered personally (including by reputable overnight courier) or sent by telecopy (with an appropriate acknowledgment of receipt) or five (5) days after sending by registered or certified mail, postage prepaid, return receipt requested, as follows:

        (a) If to Seller:

           Tekgraf, Inc.
           980 Corporate Woods Parkway
           Vernon Hills, Illinois 60061
           Attention: William M. Rychel
           Telephone: (847) 913-5888
           Facsimile: (847) 913-0682

           With a copy to:
           Gardner, Carton & Douglas
           321 N. Clark Street, Suite 3400
           Chicago, Illinois 60610
           Attention: Stephen A. Tsoris
           Telephone: (312) 245-8431
           Facsimile: (312) 644-3381

        (b) If to Buyer:

           SCB Acquisitions LLC
           212 Riverside Drive
           Greenville, SC 29605
           Attention: Scott C. Barker
           Telephone: (864) 277-2859
           Facsimile: (864) 277-2632

           With a copy to:
           The Azalea Fund, L.P.
           55 Beattie Place
           Suite 1500
           Greenville, SC 29601
           Attention: Patrick Weston
           Telephone: (864) 235-0201
           Facsimile: (864) 235-1155
           and a copy to:
           Wyche, Burgess, Freeman & Parham, P.A.
           44 East Camperdown Way (29601)
           P.O. Pox 728
           Greenville, SC 29602
           Attention: Cary H. Hall, Jr.
           Telephone: (864) 242-8255
           Facsimile: (864) 235-8900

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein, which notice will be effective only upon receipt.

    SECTION 12.02. REASONABLE ASSURANCES. Each Party agrees that it will execute and deliver, or cause to be executed and delivered, on or after the date of this Agreement, all such other instruments and will take all reasonable actions as the other Parties may reasonably request from time to time in order to effectuate the provisions and purposes of this Agreement.

    SECTION 12.03. NO WAIVER. Each of the parties hereto shall have the right at all times to enforce the provisions of this Agreement in strict accordance with its terms and to pursue remedies for breach by any legal and equitable means, including by an action for specific performance, notwithstanding any conduct or custom on its part in refraining from doing so at any time or times. No failure to exercise and no delay in exercising, on the part of Buyer or Seller, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights provided are cumulative and not exclusive of any rights provided by law.

    SECTION 12.04. AMENDMENTS AND WAIVERS. This Agreement may be modified or amended only by a writing signed by Buyer and Seller. No waiver of any term or provision hereof shall be effective unless in writing signed by the Party waiving such term or provision.

    SECTION 12.05. CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts of laws.

    SECTION 12.06. BINDING EFFECT AND BENEFITS; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and assigns. Buyer shall have the right to convert into a corporation or to assign its interests to any affiliate prior to Closing.

    SECTION 12.07. PRIOR AGREEMENTS. This writing embodies the entire agreement and understanding between the parties with respect to the transaction contemplated herein and supersedes all prior discussions, understandings and agreements concerning such matters.

    SECTION 12.08. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

    SECTION 12.09. INCORPORATION OF SCHEDULES. The Exhibits and Schedules attached hereto are incorporated into this Agreement and shall be deemed a part hereof as if set forth herein in full. References herein to "this Agreement" and the words "herein," "hereof" and words of similar import refer to this Agreement (including its Exhibits and Schedules as an entirety). In the event of any conflict between the provisions of this Agreement and any such Schedule, the provisions of this Agreement shall control.

    SECTION 12.10. NO THIRD-PARTY RIGHTS. This Agreement is not intended and shall not be construed to create any rights in any persons other than Seller and Buyer and no person shall assert any rights as third-party beneficiary hereunder.

    SECTION 12.11. EXPENSES. Each of the Parties hereto shall bear the expenses incurred by it relating to the transactions contemplated by this Agreement, including, without limitation, fees and expenses of counsel, subject to such other arrangements as may be expressly set forth in the other documents executed or to be executed in connection with this Agreement.

    SECTION 12.12 KNOWLEDGE. As used herein, the phrase "Seller's knowledge" or words with similar import shall mean the actual knowledge of William M. Rychel and Thomas M. Mason.

    SECTION 12.13. DISPUTE RESOLUTION. In the event of any dispute or disagreement between Seller and Buyer as to the interpretation of any provision of this Agreement (or the performance of obligations hereunder), the matter, upon written request of either party, shall be referred to representatives of the parties for decision. The representatives shall promptly meet in a good faith effort to resolve the dispute. If the representatives do not agree upon a decision within thirty (30) calendar days after reference of the matter to them, any controversy, dispute or claim arising out of or relating in any way to this Agreement or the transactions arising hereunder shall be settled exclusively by arbitration in the City of Chicago, Illinois. Such arbitration shall be administered by the American Arbitration Association ("AAA") in accordance with its then prevailing rules, by one independent and impartial arbitrator selected in accordance with such rules. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Section 1 ET SEQ. The fees and expenses of the AAA and the arbitrator shall be shared equally by Buyer and Seller and advanced by them from time to time as required; PROVIDED THAT at the conclusion of the arbitration, the arbitrator shall award costs and expenses (including the costs of the arbitration previously advanced and the fees and expenses of attorneys, accountants and other experts) to the prevailing party. No pre-arbitration discovery shall be permitted, except that the arbitrator shall have the power in his sole discretion, on application by any party, to order pre-arbitration examination solely of those witnesses and documents that any other party intends to introduce in its case-in-chief at the arbitration hearing. Buyer and Seller shall instruct the arbitrator to render his award within thirty (30) days following the conclusion of the arbitration hearing. The arbitrator shall not be empowered to award to any party any damages of the type not permitted to be recovered under this Agreement in connection with any dispute between or among the parties arising out of or relating in any way to this Agreement or the transactions arising hereunder, and each party hereby irrevocably waives any right to recover such damages. Notwithstanding anything to the contrary provided in this Section 12.13 and without prejudice to the above procedures, either party may apply to any court of competent jurisdiction for temporary injunctive or other provisional judicial relief if such action is necessary to avoid irreparable damage or to preserve the status quo until such time as the arbitrator is selected and available to hear such party's request for temporary relief. The award rendered by the arbitrator shall be final and not subject to judicial review and judgment thereon may be entered in any court of competent jurisdiction.

                            [SIGNATURE PAGE FOLLOWS]

                  [SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT]

    IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as a sealed instrument as of the date first above written.

TEKGRAF, INC.                                  SCB ACQUISITIONS, LLC

/s/ WILLIAM M. RYCHEL                          /s/ SCOTT C. BARKER
--------------------------------------------   --------------------------------------------
By: William M. Rychel                          By: Scott C. Barker
Its: Chief Executive Officer                   Its:

                                                                      APPENDIX B

                          OPINION OF MESIROW FINANCIAL

October   , 2001

The Board of Directors
Tekgraf, Inc.
980 Corporate Woods Parkway
Vernon Hills, Ill 60061

Gentlemen:

    You have requested our opinion (the "Opinion) as to the fairness, from a financial point of view, to Tekgraf, Inc. (the "Company") of the consideration to be received in connection with the proposed divestiture ("Divestiture") of the distribution business ("Channels") division of the Company to SCB Acquisitions, LLC ("SCB"). It is our understanding that Tekgraf and SCB will enter into an Asset Purchase and Sale Agreement ("Agreement"), that the assets of the Channels Business will be divested from Tekgraf, and sold to SCB. The Agreement provides for a purchase price of $7,905,000, subject to a post-closing adjustment, with a cash payment to be made to the Company at closing in an amount equal to $7,780,000, plus or minus a working capital adjustment based upon any increase or decrease in the aggregate value of accounts receivable and inventory on the closing date as compared to such amounts as of June 30, 2001. In addition to the payment of the purchase price, buyer will assume certain contract obligations, real estate lease obligations, accounts payables and other obligations and liabilities in connection with the use of the purchased assets, as provided in the Agreement.

    Mesirow Financial, Inc., as part of its investment banking business, is regularly engaged in structuring financings and the valuations of businesses and their securities in connection with mergers and acquisitions, private placements and valuations for estate, corporate and other purposes. We will receive a fee for rendering this Opinion which is not contingent upon the consummation of the transaction. Mesirow Financial will also receive a fee for advising the Company in connection with the Divestiture which is contingent upon the consummation of the transaction. The Company has also agreed to indemnify us against certain liabilities in connection with our services.

    In conducting our investigation and analysis, and in arriving at the opinion set forth below, we have reviewed such information and taken into account such financial and economic factors as we have deemed relevant under the circumstances. In that connection, we have, among other things:

     (i) reviewed a draft of the Asset Purchase Agreement dated October 8, 2001;

     (ii) reviewed certain financial, operating and business information related to Channels;

    (iii) reviewed certain internal financial information and financial projections of Channels prepared for financial planning purposes and furnished by Channels' management;

     (iv) reviewed to the extent publicly available, financial terms of certain acquisition transactions involving companies operating in industries deemed similar to that in which Channels operates;

     (v) reviewed certain valuation and other financial information on selected public companies deemed comparable to Channels;

     (vi) reviewed and contacted a universe of both strategic and financial partners to consummate a prospective transaction for the business;

    (vii) reviewed the reported prices and trading activity for the Common Stock of the Company; and

   (viii) considered such other factors as we have deemed appropriate.

    Based on projected financial planning data provided to us by the Company, we performed a discounted cash flow analysis with respect to Channels. In addition, we had discussions with members of Channel's management concerning the financial condition, current operating results and business outlook for Channels.

    In arriving at our opinion, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on such information being complete and accurate in all material respects. With respect to the financial projections provided to us by the Company, we assumed they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of Channels' management as to the future financial performance of Channels. Also, we have relied as to certain legal matters on advice of counsel to the Company.

    Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated as of the date of this opinion and the information made available to us as of the date of this opinion. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion. We are not rendering any opinion regarding the future performance of the Company or Channels.

    The Board of Directors of the Company has indicated to us that despite a weakened market environment, the timeliness to consummate a transaction for the Channels business is crucial. The Company has been pressured by its bank to pay down its debt to meet appropriate bank covenant ratio levels. The net proceeds from the Sale of Channels are being used by the Company to pay down bank debt.

    In arriving at our opinion, we have assumed that the Divestiture will be consummated on the terms described in the Agreement. We have assumed that the form of the Agreement, as executed and delivered by the parties thereto, will be identical in all material respects to the draft reviewed by us. We have not been requested to perform, and have not performed, any appraisals or valuations of any specific assets of liabilities of Channels, and have not been furnished with any such appraisals or valuations. In addition, we express no opinion regarding the liquidation value of Channels or the Company.

    In the ordinary course of business, we and our affiliates may actively trade the debt securities of the Company for our own account or for the accounts of customers and, accordingly, may at any time hold positions in such securities.

    This letter is provided solely for the information of the Board of Directors of the Company and may not be used for any other purpose, or reproduced, disseminated, quoted, referred to or disclosed or otherwise made available to, or relied upon by any other party nor may reference be made hereto or to our firm or our engagement without our prior written consent, which may be given or withheld in our sole discretion. This letter does not constitute a recommendation to any director with respect to whether to vote in favor of any transaction. This Opinion is not directed to, and may not be relied upon, by any stockholder of the Company.

    Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the consideration to be received by the Company pursuant to the terms of the Agreement is fair, from a financial point of view, to the Company.

                                          Sincerely,
                                          MESIROW FINANCIAL, INC.

                                                                      APPENDIX C

                       GEORGIA BUSINESS CORPORATION CODE
                         DISSENTER'S RIGHTS PROVISIONS

PART 1. RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

14-2-1301 DEFINITIONS.

    As used in this article, the term:

    (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

    (2) "Corporate action" means the transaction or other action by the corporation that creates dissenters' rights under Code Section 14-2-1302.

    (3) "Corporation" means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

    (4) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Code Section 14-2-1302 and who exercises that right when and in the manner required by Code Sections 14-2-1320 through 14-2-1327.

    (5) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

    (6) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances.

    (7) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

    (8) "Shareholder" means the record shareholder or the beneficial shareholder. (Last amended by Act 526, L. '93, eff. 7-1-93.)

14-2-1302 RIGHT TO DISSENT.

    (a) A record shareholder of the corporation is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

        (1) Consummation of a plan of merger to which the corporation is a party:

           (A) If approval of the shareholders of the corporation is required for the merger by Code Section 14-2-1103 OR 14-2-1104 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

           (B) If the corporation is a subsidiary that is merged with its parent under Code Section 14-2-1104;

        (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

        (3) Consummation of a sale or exchange of all or substantially all of the property of the corporation if a shareholder vote is required on the sale or exchange pursuant to Code Section 14-2-1202, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

        (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

           (A) Alters or abolishes a preferential right of the shares;

           (B) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

           (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

           (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights;

           (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Code Section 14-2-604; or

           (F) Cancels, redeems, or repurchases all or part of the shares of the class;

        (5) Any corporate action taken pursuant to a shareholder vote to the extent that Article 9 of this chapter, the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

    (b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the corporate action fails to comply with procedural requirements of this chapter or the articles of incorporation or bylaws of the corporation or the vote required to obtain approval of the corporate action was obtained by fraudulent and deceptive means, regardless of whether the shareholder has exercised dissenter's rights.

    (c) Notwithstanding any other provision of this article, there shall be no right of dissent in favor of the holder of shares of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at a meeting at which a plan of merger or share exchange or a sale or exchange of property or an amendment of the articles of incorporation is to be acted on, were either listed on a national securities exchange or held of record by more than 2,000 shareholders, unless:

        (1) In the case of a plan of merger or share exchange, the holders of shares of the class or series are required under the plan of merger or share exchange to accept for their shares anything except shares of the surviving corporation or another publicly held corporation which at the effective date of the merger or share exchange are either listed on a national securities exchange or held of record by more than 2,000 shareholders, except for scrip or cash payments in lieu of fractional shares; or

        (2) The articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise. (Last amended by Act 295, L. '99, eff. 7-1-99.)

14-2-1303 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

    A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one beneficial shareholder and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this Code section are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

PART 2. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

14-2-1320 NOTICE OF DISSENTERS' RIGHTS.

    (a) If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

    (b) If corporate action creating dissenters' rights under Code
Section 14-2-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Code
Section 14-2-1322 NO LATER THAN TEN DAYS AFTER THE CORPORATE ACTION WAS TAKEN. (Last amended by Act 526, L. '93, eff. 7-1-93.)

14-2-1321 NOTICE OF INTENT TO DEMAND PAYMENT.

    (a) If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, a record shareholder who wishes to assert dissenters' rights:

        (1) Must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

        (2) Must not vote his shares in favor of the proposed action.

    (b) A record shareholder who does not satisfy the requirements of subsection
(a) of this Code section is not entitled to payment for his shares under this article

14-2-1322 DISSENTERS' NOTICE.

    (a) If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Code Section 14-2-1321.

    (b) The dissenters' notice must be sent no later than ten days after the corporate action was taken and must:

        (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

        (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

        (3) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the notice required in subsection (a) of this Code section is delivered; and

        (4) Be accompanied by a copy of this article.

14-2-1323 DUTY TO DEMAND PAYMENT.

    (a) A record shareholder sent a dissenters' notice described in Code
Section 14-2-1322 must demand payment and deposit his certificates in accordance with the terms of the notice.

    (b) A record shareholder who demands payment and deposits his shares under subsection (a) of this Code section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

    (c) A record shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

14-2-1324 SHARE RESTRICTIONS.

    (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Code Section 14-2-1326.

    (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

14-2-1325 OFFER OF PAYMENT.

    (a) Except as provided in Code Section 14-2-1327, within ten days of the later of the date the proposed corporate action is taken or receipt of a payment demand, the corporation shall 1 BY NOTICE TO each dissenter who complied with Code Section 14-2-1323 OFFER TO PAY TO SUCH DISSENTER the amount the corporation estimates to be the fair value of his OR HER shares, plus accrued interest.

    (b) The offer of payment must be accompanied by:

        (1) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

        (2) A statement of the corporation's estimate of the fair value of the shares;

        (3) An explanation of how the interest was calculated;

        (4) A statement of the dissenter's right to demand payment under Code
    Section 14-2-1327; and

        (5) A copy of this article.

    (c) If the shareholder accepts the corporation's offer by written notice to the corporation within 30 days after the corporation's offer OR IS DEEMED TO HAVE ACCEPTED SUCH OFFER BY FAILURE TO RESPOND WITHIN SAID 30 DAYS, payment for his OR HER shares shall be made within 60 days after the making of the offer or the taking of the proposed corporate action, whichever is later. (Last amended by Act 526, L. '93, eff. 7-1-93.)

14-2-1326 FAILURE TO TAKE ACTION.

    (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

    (b) If, after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Code Section 1 14-2-1322 and repeat the payment demand procedure. (Last amended by Act 964, L. '90, eff. 3-22-90.)

14-2-1327 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

    (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate of the fair value of his shares and interest due, if:

        (1) The dissenter believes that the amount offered under Code
    Section 14-2-1325 is less than the fair value of his shares or that the interest due is incorrectly calculated; or

        (2) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

    (b) A dissenter waives his OR HER right to demand payment under this Code section AND IS DEEMED TO HAVE ACCEPTED THE CORPORATION'S OFFER unless he OR SHE notifies the corporation of his OR HER demand in writing under subsection
(a) of this Code section within 30 days after the corporation offered payment for his OR HER shares, as provided in Code Section 14-2-1325.

    (c) If the corporation does not offer payment within the time set forth in subsection (a) of Code Section 14-2-1325:

        (1) The shareholder may demand the information required under subsection
    (b) of Code Section 14-2-1325, and the corporation shall provide the information to the shareholder within ten days after receipt of a written demand for the information; and

        (2) The shareholder may at any time, subject to the limitations period of Code Section 14-2-1332, notify the corporation of his own estimate of the fair value of his shares and the amount of interest due and demand payment of his estimate of the fair value of his shares and interest due. (Last amended by Act 526, L. '93, eff. 7-1-93.)

PART 3. JUDICIAL APPRAISAL OF SHARES

14-2-1330 COURT ACTION.

    (a) If a demand for payment under Code Section 14-2-1327 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

    (b) The corporation shall commence the proceeding, which shall be a nonjury equitable valuation proceeding, in the superior court of the county where a corporation's registered office is located. If the surviving corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

    (c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in the proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint, and upon each nonresident dissenting shareholder either by registered or CERTIFIED MAIL OR STATUTORY OVERNIGHT DELIVERY or by publication, or in any other manner permitted by law.

    (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this Code section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. Except as otherwise provided in this chapter, Chapter 11 of Title 9, known as the "Georgia Civil Practice Act," applies to any proceeding with respect to dissenters' rights under this chapter.

    (e) Each dissenter made a party to the proceeding is entitled to judgment for the amount which the court finds to be the fair value of his shares, plus interest to the date of judgment. (Last amended by Act 918, L. '00, eff. 7-1-00.)

14-2-1331 COURT COSTS AND COUNSEL FEES.

    (a) The court in an appraisal proceeding commenced under Code
Section 14-2-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, but not including fees and expenses of attorneys and experts for the respective parties. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Code Section 14-2-1327.

    (b) The court may also assess the fees and expenses of attorneys and experts for the respective parties, in amounts the court finds equitable:

        (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Code Sections 14-2-1320 through 14-2-1327; or

        (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

    (c) If the court finds that the services of attorneys for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

14-2-1332 LIMITATION OF ACTIONS.

    No action by any dissenter to enforce dissenters' rights shall be brought more than three years after the corporate action was taken, regardless of whether notice of the corporate action and of the right to dissent was given by the corporation in compliance with the provisions of Code Section 14-2-1320 and Code Section 14-2-1322.

PROXY                                                                      PROXY

                                  TEKGRAF, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS -
           FOR SPECIAL MEETING OF SHAREHOLDERS _____________ ___, 2001

         The undersigned hereby appoints William M. Rychel and Thomas M. Mason, and each of them, Proxies, with the powers the undersigned would possess if personally present, to vote all shares of the undersigned in Tekgraf, Inc. at the special meeting of the shareholders to be held on ________ ___, 2001, at ____ A.M., Chicago Time, and at any adjournment thereof, for the purpose of acting upon the proposals referred to herein in accordance with the designations below, and of acting in their discretion upon such other matters as may properly come before the meeting.

1. Approval of the sale from Tekgraf to SCB Acquisitions, LLC of substantially all of the operating assets of the Channels Business in exchange for a purchase price of $7,905,000 in cash, subject to post-closing adjustments, plus the assumption of certain of the liabilities associated with the Channels Business and approval of the change of our corporate name to Centiv, Inc.

         | |   FOR                 | |   AGAINST               | |   ABSTAIN


                   (Continued and to be signed on other side)

         IF YOU SIGN AND RETURN THIS PROXY, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREON. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                          DATED: _________________________, ____
                                          ________________________________(L.S.)
                                          ________________________________(L.S.)

                                          IMPORTANT: Please sign exactly as your
                                          name or names appear on the stock
                                          certificate or certificates, and when
                                          shares are held by joint tenants, both
                                          should sign. When signing as attorney,
                                          executor, administrator, trustees or
                                          guardian, give your full title as
                                          such. If the signatory is a
                                          corporation or partnership, sign the
                                          full corporate or partnership name by
                                          duly authorized officer or partner.

                                          NOTE: Please date, sign and mail this
                                          proxy in the enclosed envelope. No
                                          postage is required for mailing in the
                                          United States.